As filed with the Securities and Exchange Commission on March 3, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23237

TRANSAMERICA ETF TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-316-8077

Timothy Bresnahan, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.

TRANSAMERICA ETF TRUST

ANNUAL REPORT

DECEMBER 31, 2021

Customer Service: 1-888-316-8077

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Foreside Fund Services, LLC

www.deltashares.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

Transamerica ETF Trust	Annual Report 2021

Dear Shareholder,

On behalf of Transamerica DeltaShares®, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report provides you with information about the investments of your Exchange Traded Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders invested in the Funds, and we believe it to be an important part of the investment process. This report provides detailed information about your Exchange Traded Fund(s) for the 12-month period ending December 31, 2021.

We believe it is important to understand market conditions over the last fiscal year of the Funds to provide a context for reading this report. The period began with equity prices near all-time highs following the immense levels of economic and market volatility created during the first year of the COVID-19 global pandemic. As the year progressed vaccines displayed strong effectiveness in helping to reduce virus cases and the market benefitted from a combination of strong corporate earnings growth and continuing accommodative monetary policy from the Federal Reserve (“Fed”). This enabled major stock indexes to reach new highs throughout the year, and with the Fed providing large amounts of liquidity to the bond markets on a monthly basis, short term rates remained close to zero and the 10-year U.S. Treasury yield peaked at 1.74% at the end of March 2021 before declining to finish the year at 1.52%.

The U.S. economy exhibited strong economic growth in the first two quarters of 2021, and by mid-year aggregate real gross domestic product (“GDP”) had fully recovered to pre-pandemic levels. However, inflation began to emerge and by late spring the change in the Consumer Price Index (“CPI”) reached rates not seen in decades. In the summer months global supply chain constraints emerged, driven in part by worker shortages, further exacerbating inflation. By November, the CPI increase had risen to 6.9% on an annualized basis for its highest reading in 39 years.

Credit markets showed strong and continued improvement throughout the year, and by the fourth quarter high yield default rates had fallen to record low levels. This was reflected in narrowing credit spreads throughout the year, with differentials in yield between both high yield and investment grade credit to comparable maturity Treasury bonds declining to multi-year lows.

The year ended with the onset of the Omicron variant driving COVID-19 case trends dramatically higher and to record levels. This increase in virus cases was perceived to be inflationary due to its impact on worker shortages. At its December meeting the Fed changed perspective, admitting that inflation was not “transitory” and warranted tighter monetary policy, in terms of both interest rates and the removal of open market purchases in the year ahead. As a result, investors began to look forward to the New Year with expectations of continuing inflation and higher interest rates.

For the one-year period ended December 31, 2021, the S&P 500® Index returned 28.71% while the MSCI EAFE Index, representing international developed market equities, returned 11.78%. During the same period, the Bloomberg US Aggregate Bond Index returned -1.54%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica ETF Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica ETF Trust

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica ETF Trust. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica ETF Trust. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (ii) ongoing costs, including management fees.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your Fund titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund(s).

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds .. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
DeltaShares® S&P 400 Managed Risk ETF	$1,000.00	$1,035.50	$2.31	$1,022.90	$2.29	0.45%
DeltaShares® S&P 500 Managed Risk ETF	1,000.00	1,114.20	1.87	1,023.40	1.79	0.35
DeltaShares® S&P 600 Managed Risk ETF	1,000.00	1,011.80	2.28	1,022.90	2.29	0.45
DeltaShares® S&P EM 100 & Managed Risk ETF	1,000.00	855.50	2.81	1,022.20	3.06	0.60
DeltaShares® S&P International Managed Risk ETF	1,000.00	1,018.40	2.54	1,022.70	2.55	0.50

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The total annual fund operating expenses, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 400 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

2021 was a strong year for global developed markets and a stellar one for U.S. stocks, bolstered by robust corporate earnings, strong economic activity, and historic fiscal and monetary stimuli. The rebound off the 2020 pandemic lows continued in 2021 despite headwinds from COVID-19 variants and supply chain disruptions (both hammering emerging markets), as well as increasing inflation and the need for accelerated Central Bank tapering (which especially affected domestic growth stocks). On a total return basis, the S&P 500® Index led the pack with a gain of 28.71% and reached new record highs 70 times in 2021. Moreover, it has now finished higher in 12 of the last 13 years and has doubled in value over the last three. The MSCI EAFE Index also performed well in 2021, closing the year with a gain of 11.78%, while the MSCI Emerging Markets Index proved to be more sensitive to the inflationary and supply chain pressures. Coupled with China’s economic slowdown, the Index had its weakest return since 2018, at -2.22%. Fixed income investments were also negatively impacted by the environment, with the Bloomberg US Aggregate Bond Index realizing a loss of 1.54% for the year.

The first quarter of 2021 saw a couple of whipsaw events as investors shifted focus from optimism (due to increasing anticipated fiscal stimulus) to the reality of looming inflation concerns, rising yields, and potential vaccine deployment delays. This uncertainty caused elevated volatility repeatedly through the quarter. However, equities rallied starting at the end of March 2021 and through the summer, as investors deemed these economic pressures largely transitory. The equity rally retreated in September (due to the same familiar concerns – supply chains, labor shortages, and persisting inflation), leaving most equity indices with net losses for the third quarter.

Nonetheless, investor sentiment recovered as markets hiked to new highs through most of November 2021. Starting after the Thanksgiving holiday however, the confluence of the new COVID-19 Omicron variant and the needed hawkish pivot from the Federal Reserve resulted in heightened volatility that continued into the third week of December. Equities rebounded to end the year with strong December returns, as data suggested Omicron was a less severe strain of COVID-19, and yearly rebalancing activity buoyed stocks.

PERFORMANCE OVERVIEW

For the year ended December 31, 2021, DeltaShares® S&P 400 Managed Risk ETF (NAV) returned 15.19%. By comparison, the S&P 400® Managed Risk 2.0 Index (the “Underlying Index”) returned 15.73% and the S&P MidCap 400® Index returned 24.76%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 400 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the S&P 400® Managed Risk 2.0 Index (the “Underlying Index”).

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks and/or U.S. Treasury bills and bonds. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P Midcap 400® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all the securities in the Underlying Index in approximately the same proportions as the Underlying Index. The Fund may also use derivatives for a variety of purposes, such as to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions, or for tax management purposes.

The Fund entered 2021 with a 67% allocation to equities, its lowest level during the year, and ended the year at 68%. The Fund’s risk management strategy resulted in an average allocation to the S&P Midcap 400® Index of 83% and the Fund returned 15.19% in 2021.

During 2021, the largest contributors to the Fund’s absolute total return were equities within the industrials, financials, and consumer discretionary sectors. The largest sector detractor to the Fund during 2021 was consumer services.

During the year, the fund utilized derivatives. These positions added to performance.

Charles Lowery, CFA

Louis Ng

Emma Westwick

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 400 Managed Risk ETF

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	67.9%
U.S. Government Obligation	31.8
Other Investment Company	0.5
Short-Term Investment Company	0.3
Net Other Assets (Liabilities) ^	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 400 Managed Risk ETF

(unaudited)

Performance as of December 31, 2021
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	15.19%	5.54%	15.19%	26.95%	07/31/2017
Fund Market	15.44%	5.54%	15.44%	26.93%	07/31/2017
S&P MidCap 400® Index (A)	24.76%	13.17%	24.76%	72.83%
S&P 400® Managed Risk 2.0 Index (A)(B)(C)(D)	15.73%	6.05%	15.73%	29.65%

(A) The S&P MidCap 400® Index is a market-capitalization weighted index of 400 mid-size U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P MidCap 400® Managed Risk 2.0 Index is comprised of weightings amongst the S&P MidCap 400® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P MidCap 400® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the Fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 67.9%
Aerospace & Defense - 0.6%
Axon Enterprise, Inc. (A)	1,812	$284,484
Curtiss-Wright Corp.	1,083	150,179
Hexcel Corp. (A)	2,315	119,917
Mercury Systems, Inc. (A)	1,563	86,059

		640,639

Air Freight & Logistics - 0.2%
GXO Logistics, Inc. (A)	2,720	247,058

Airlines - 0.1%
JetBlue Airways Corp. (A)	8,774	124,942

Auto Components - 1.2%
Adient PLC (A)	2,599	124,440
Dana, Inc.	3,979	90,801
Fox Factory Holding Corp. (A)	1,162	197,656
Gentex Corp.	6,526	227,431
Goodyear Tire & Rubber Co. (A)	7,752	165,273
Lear Corp.	1,645	300,953
Visteon Corp. (A)	772	85,800

		1,192,354

Automobiles - 0.3%
Harley-Davidson, Inc.	4,245	159,994
Thor Industries, Inc.	1,532	158,976

		318,970

Banks - 4.3%
Associated Banc-Corp.	4,141	93,545
Bank of Hawaii Corp.	1,117	93,560
Bank OZK	3,335	155,178
Cadence Bank	5,406	161,045
Cathay General Bancorp	2,131	91,612
CIT Group, Inc.	2,736	140,466
Commerce Bancshares, Inc.	3,063	210,551
Cullen / Frost Bankers, Inc.	1,565	197,299
East West Bancorp, Inc.	3,915	308,032
First Financial Bankshares, Inc.	3,538	179,872
First Horizon Corp.	14,919	243,627
FNB Corp.	8,799	106,732
Fulton Financial Corp.	4,450	75,650
Glacier Bancorp, Inc.	2,993	169,703
Hancock Whitney Corp.	2,396	119,848
Home BancShares, Inc.	4,159	101,272
International Bancshares Corp.	1,469	62,271
PacWest Bancorp	3,235	146,125
Pinnacle Financial Partners, Inc.	2,101	200,645
Prosperity Bancshares, Inc.	2,543	183,859
Sterling Bancorp	5,317	137,125
Synovus Financial Corp.	4,015	192,198
Texas Capital Bancshares, Inc. (A)	1,396	84,109
UMB Financial Corp.	1,187	125,953
Umpqua Holdings Corp.	5,977	114,997
United Bankshares, Inc.	3,761	136,449
Valley National Bancorp	11,228	154,385
Webster Financial Corp.	2,499	139,544
Wintrust Financial Corp.	1,573	142,860

		4,268,512

Beverages - 0.1%
Boston Beer Co., Inc., Class A (A)	259	130,821

	Shares	Value
COMMON STOCKS (continued)
Biotechnology - 1.0%
Arrowhead Pharmaceuticals, Inc. (A)	2,877	$ 190,745
Exelixis, Inc. (A)	8,729	159,566
Halozyme Therapeutics, Inc. (A) (B)	3,884	156,176
Neurocrine Biosciences, Inc. (A)	2,617	222,890
United Therapeutics Corp. (A)	1,243	268,587

		997,964

Building Products - 2.0%
Builders FirstSource, Inc. (A)	5,284	452,892
Carlisle Cos., Inc.	1,443	358,037
Lennox International, Inc.	929	301,330
Owens Corning	2,772	250,866
Simpson Manufacturing Co., Inc.	1,199	166,745
Trex Co., Inc. (A)	3,176	428,855

		1,958,725

Capital Markets - 1.4%
Affiliated Managers Group, Inc.	1,122	184,580
Evercore, Inc., Class A	1,077	146,310
Federated Hermes, Inc.	2,672	100,414
Interactive Brokers Group, Inc., Class A	2,411	191,482
Janus Henderson Group PLC	4,706	197,370
Jefferies Financial Group, Inc.	5,420	210,296
SEI Investments Co.	2,924	178,188
Stifel Financial Corp.	2,872	202,246

		1,410,886

Chemicals - 1.8%
Ashland Global Holdings, Inc.	1,558	167,734
Avient Corp.	2,524	141,218
Cabot Corp.	1,565	87,953
Chemours Co.	4,496	150,886
Ingevity Corp. (A)	1,084	77,723
Minerals Technologies, Inc.	919	67,225
NewMarket Corp.	191	65,459
Olin Corp.	3,957	227,607
RPM International, Inc.	3,579	361,479
Scotts Miracle-Gro Co.	1,124	180,964
Sensient Technologies Corp.	1,159	115,969
Valvoline, Inc.	4,987	185,965

		1,830,182

Commercial Services & Supplies - 1.0%
Brink’s Co.	1,356	88,913
Clean Harbors, Inc. (A)	1,381	137,782
IAA, Inc. (A)	3,720	188,306
MillerKnoll, Inc.	2,091	81,946
MSA Safety, Inc.	1,006	151,866
Stericycle, Inc. (A)	2,534	151,128
Tetra Tech, Inc.	1,492	253,342

		1,053,283

Communications Equipment - 0.6%
Ciena Corp. (A)	4,274	328,970
Lumentum Holdings, Inc. (A)	1,995	211,011
ViaSat, Inc. (A)	2,026	90,238

		630,219

Construction & Engineering - 1.0%
AECOM (A)	3,975	307,466
Dycom Industries, Inc. (A)	832	78,008
EMCOR Group, Inc.	1,473	187,646

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering (continued)
Fluor Corp. (A) (B)	3,902	$ 96,653
MasTec, Inc. (A)	1,579	145,710
Valmont Industries, Inc.	586	146,793

		962,276

Construction Materials - 0.2%
Eagle Materials, Inc.	1,122	186,768

Consumer Finance - 0.4%
FirstCash Holdings, Inc.	1,116	83,488
Navient Corp.	4,447	94,365
PROG Holdings, Inc.	1,565	70,597
SLM Corp.	8,089	159,111

		407,561

Containers & Packaging - 0.5%
AptarGroup, Inc.	1,816	222,424
Greif, Inc., Class A	733	44,251
Silgan Holdings, Inc.	2,315	99,175
Sonoco Products Co.	2,713	157,055

		522,905

Diversified Consumer Services - 0.6%
Graham Holdings Co., Class B	110	69,281
Grand Canyon Education, Inc. (A)	1,106	94,795
H&R Block, Inc.	4,846	114,172
Service Corp. International	4,550	323,005

		601,253

Diversified Financial Services - 0.2%
Voya Financial, Inc.	3,063	203,108

Diversified Telecommunication Services - 0.1%
Iridium Communications, Inc. (A)	3,647	150,585

Electric Utilities - 0.7%
ALLETE, Inc.	1,450	96,208
Hawaiian Electric Industries, Inc.	3,016	125,164
IDACORP, Inc.	1,394	157,954
OGE Energy Corp.	5,523	211,973
PNM Resources, Inc.	2,368	108,004

		699,303

Electrical Equipment - 1.4%
Acuity Brands, Inc.	964	204,098
EnerSys	1,156	91,394
Hubbell, Inc.	1,501	312,613
nVent Electric PLC	4,642	176,396
Regal Rexnord Corp.	1,869	318,067
Sunrun, Inc. (A)	5,711	195,887
Vicor Corp. (A)	592	75,172

		1,373,627

Electronic Equipment, Instruments & Components - 2.2%
Arrow Electronics, Inc. (A)	1,921	257,933
Avnet, Inc.	2,738	112,888
Belden, Inc.	1,239	81,440
Cognex Corp.	4,878	379,313
Coherent, Inc. (A)	677	180,448
II-VI, Inc. (A) (B)	2,928	200,070
Jabil, Inc.	3,955	278,234
Littelfuse, Inc.	680	213,982
National Instruments Corp.	3,639	158,915
TD SYNNEX Corp.	1,139	130,256

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Vishay Intertechnology, Inc.	3,661	$ 80,066
Vontier Corp.	4,664	143,325

		2,216,870

Energy Equipment & Services - 0.3%
ChampionX Corp. (A)	5,575	112,671
NOV, Inc.	10,779	146,055

		258,726

Entertainment - 0.1%
World Wrestling Entertainment, Inc., Class A (B)	1,234	60,886

Equity Real Estate Investment Trusts - 6.7%
American Campus Communities, Inc.	3,839	219,936
Apartment Income Corp.	4,331	236,776
Brixmor Property Group, Inc.	8,194	208,210
Camden Property Trust	2,820	503,878
Corporate Office Properties Trust	3,099	86,679
Cousins Properties, Inc.	4,102	165,229
CyrusOne, Inc.	3,501	314,110
Douglas Emmett, Inc.	4,842	162,207
EastGroup Properties, Inc.	1,122	255,648
EPR Properties	2,064	98,019
First Industrial Realty Trust, Inc.	3,595	237,989
Healthcare Realty Trust, Inc.	4,071	128,806
Highwoods Properties, Inc.	2,880	128,419
Hudson Pacific Properties, Inc.	4,207	103,955
JBG SMITH Properties	3,150	90,437
Kilroy Realty Corp.	2,892	192,202
Kite Realty Group Trust	6,043	131,617
Lamar Advertising Co., Class A	2,395	290,513
Life Storage, Inc.	2,263	346,646
Macerich Co.	5,878	101,572
Medical Properties Trust, Inc.	16,452	388,761
National Retail Properties, Inc.	4,845	232,899
National Storage Affiliates Trust	2,261	156,461
Omega Healthcare Investors, Inc.	6,593	195,087
Park Hotels & Resorts, Inc. (A)	6,524	123,173
Pebblebrook Hotel Trust	3,625	81,091
Physicians Realty Trust	6,078	114,449
PotlatchDeltic Corp.	1,851	111,467
PS Business Parks, Inc.	555	102,214
Rayonier, Inc.	3,950	159,422
Rexford Industrial Realty, Inc.	4,180	339,040
Sabra Health Care, Inc.	6,309	85,424
SL Green Realty Corp.	1,841	132,000
Spirit Realty Capital, Inc.	3,402	163,942
STORE Capital Corp.	6,771	232,922
Urban Edge Properties	3,038	57,722

		6,678,922

Food & Staples Retailing - 0.8%
BJ’s Wholesale Club Holdings, Inc. (A)	3,767	252,276
Casey’s General Stores, Inc.	1,024	202,086
Grocery Outlet Holding Corp. (A) (B)	2,411	68,183
Performance Food Group Co. (A)	4,258	195,400
Sprouts Farmers Market, Inc. (A)	3,097	91,919

		809,864

Food Products - 1.2%
Darling Ingredients, Inc. (A)	4,464	309,311

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
Flowers Foods, Inc.	5,482	$ 150,590
Hain Celestial Group, Inc. (A)	2,563	109,209
Ingredion, Inc.	1,836	177,431
Lancaster Colony Corp.	547	90,583
Pilgrim’s Pride Corp. (A)	1,345	37,929
Post Holdings, Inc. (A)	1,615	182,059
Sanderson Farms, Inc.	585	111,782

		1,168,894

Gas Utilities - 0.9%
National Fuel Gas Co.	2,516	160,873
New Jersey Resources Corp.	2,661	109,261
ONE Gas, Inc.	1,478	114,678
Southwest Gas Holdings, Inc.	1,666	116,703
Spire, Inc.	1,426	93,004
UGI Corp.	5,769	264,855

		859,374

Health Care Equipment & Supplies - 2.2%
Envista Holdings Corp. (A)	4,452	200,607
Globus Medical, Inc., Class A (A)	2,181	157,468
Haemonetics Corp. (A)	1,410	74,786
ICU Medical, Inc. (A)	551	130,774
Integra LifeSciences Holdings Corp. (A)	2,010	134,650
LivaNova PLC (A)	1,468	128,347
Masimo Corp. (A)	1,402	410,478
Neogen Corp. (A)	2,966	134,686
NuVasive, Inc. (A)	1,427	74,889
Penumbra, Inc. (A)	969	278,413
Quidel Corp. (A)	1,046	141,200
STAAR Surgical Co. (A)	1,313	119,877
Tandem Diabetes Care, Inc. (A)	1,753	263,862

		2,250,037

Health Care Providers & Services - 2.0%
Acadia Healthcare Co., Inc. (A)	2,481	150,597
Amedisys, Inc. (A)	899	145,530
Chemed Corp.	425	224,842
Encompass Health Corp.	2,745	179,139
HealthEquity, Inc. (A)	2,304	101,929
LHC Group, Inc. (A)	874	119,939
Molina Healthcare, Inc. (A)	1,611	512,427
Option Care Health, Inc. (A)	3,821	108,669
Patterson Cos., Inc.	2,390	70,146
Progyny, Inc. (A)	1,921	96,722
R1 RCM, Inc. (A)	3,676	93,701
Tenet Healthcare Corp. (A)	2,956	241,476

		2,045,117

Hotels, Restaurants & Leisure - 2.0%
Boyd Gaming Corp. (A)	2,263	148,385
Choice Hotels International, Inc.	906	141,327
Churchill Downs, Inc.	950	228,855
Cracker Barrel Old Country Store, Inc.	649	83,487
Jack in the Box, Inc.	598	52,313
Marriott Vacations Worldwide Corp.	1,175	198,552
Papa John’s International, Inc.	893	119,189
Scientific Games Corp., Class A (A)	2,663	177,968
Six Flags Entertainment Corp. (A)	2,135	90,908
Texas Roadhouse, Inc.	1,922	171,596
Travel & Leisure Co.	2,381	131,598

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Wendy’s Co.	4,870	$ 116,150
Wingstop, Inc.	823	142,214
Wyndham Hotels & Resorts, Inc.	2,571	230,490

		2,033,032

Household Durables - 1.3%
Helen of Troy Ltd. (A)	666	162,817
KB Home	2,365	105,787
Leggett & Platt, Inc.	3,680	151,469
Taylor Morrison Home Corp. (A)	3,391	118,549
Tempur Sealy International, Inc.	5,311	249,776
Toll Brothers, Inc.	3,157	228,535
TopBuild Corp. (A)	908	250,526
Tri Pointe Homes, Inc. (A)	3,066	85,511

		1,352,970

Household Products - 0.1%
Energizer Holdings, Inc.	1,735	69,573

Insurance - 2.5%
Alleghany Corp. (A)	378	252,349
American Financial Group, Inc.	1,825	250,609
Brighthouse Financial, Inc. (A)	2,202	114,064
CNO Financial Group, Inc.	3,402	81,104
First American Financial Corp.	3,028	236,880
Hanover Insurance Group, Inc.	982	128,701
Kemper Corp.	1,651	97,062
Kinsale Capital Group, Inc.	592	140,831
Mercury General Corp.	733	38,893
Old Republic International Corp.	7,877	193,617
Primerica, Inc.	1,090	167,064
Reinsurance Group of America, Inc.	1,865	204,199
RenaissanceRe Holdings Ltd.	1,270	215,049
RLI Corp.	1,099	123,198
Selective Insurance Group, Inc.	1,659	135,938
Unum Group	5,641	138,599

		2,518,157

Interactive Media & Services - 0.3%
TripAdvisor, Inc. (A)	2,733	74,502
Yelp, Inc. (A)	1,894	68,638
Ziff Davis, Inc. (A)	1,330	147,444

		290,584

IT Services - 1.3%
Alliance Data Systems Corp.	1,374	91,467
Concentrix Corp.	1,184	211,486
Genpact Ltd.	4,773	253,351
Kyndryl Holdings, Inc. (A)	4,942	89,450
LiveRamp Holdings, Inc. (A)	1,879	90,098
MAXIMUS, Inc.	1,696	135,120
Sabre Corp. (A)	8,924	76,657
Western Union Co.	11,091	197,864
WEX, Inc. (A)	1,237	173,663

		1,319,156

Leisure Products - 0.9%
Brunswick Corp.	2,127	214,253
Callaway Golf Co. (A)	3,233	88,713
Mattel, Inc. (A)	9,666	208,399
Polaris, Inc.	1,574	172,998

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Leisure Products (continued)
YETI Holdings, Inc. (A)	2,418	$ 200,283

		884,646

Life Sciences Tools & Services - 1.1%
Bruker Corp.	2,803	235,200
Medpace Holdings, Inc. (A)	793	172,589
Repligen Corp. (A)	1,419	375,808
Syneos Health, Inc. (A)	2,861	293,767

		1,077,364

Machinery - 3.4%
AGCO Corp.	1,693	196,422
Colfax Corp. (A)	3,715	170,778
Crane Co.	1,377	140,082
Donaldson Co., Inc.	3,410	202,077
Flowserve Corp.	3,594	109,976
Graco, Inc.	4,689	378,027
ITT, Inc.	2,362	241,373
Kennametal, Inc.	2,308	82,880
Lincoln Electric Holdings, Inc.	1,629	227,197
Middleby Corp. (A)	1,535	302,027
Nordson Corp.	1,491	380,608
Oshkosh Corp.	1,894	213,473
Terex Corp.	1,926	84,648
Timken Co.	1,905	131,997
Toro Co.	2,937	293,436
Trinity Industries, Inc.	2,257	68,161
Woodward, Inc.	1,739	190,351

		3,413,513

Marine - 0.1%
Kirby Corp. (A)	1,658	98,518

Media - 0.6%
Cable One, Inc.	137	241,593
John Wiley & Sons, Inc., Class A	1,202	68,838
New York Times Co., Class A	4,610	222,663
TEGNA, Inc.	6,105	113,309

		646,403

Metals & Mining - 1.8%
Alcoa Corp.	5,162	307,552
Cleveland-Cliffs, Inc. (A)	12,556	273,344
Commercial Metals Co.	3,327	120,737
Compass Minerals International, Inc.	939	47,964
Reliance Steel & Aluminum Co.	1,729	280,479
Royal Gold, Inc.	1,811	190,535
Steel Dynamics, Inc.	5,201	322,826
U.S. Steel Corp. (B)	7,456	177,527
Worthington Industries, Inc.	893	48,811

		1,769,775

Multi-Utilities - 0.4%
Black Hills Corp.	1,761	124,274
MDU Resources Group, Inc.	5,610	173,012
NorthWestern Corp. (B)	1,453	83,054

		380,340

Multiline Retail - 0.6%
Kohl’s Corp.	4,153	205,117
Macy’s, Inc.	8,545	223,708
Nordstrom, Inc. (A) (B)	3,069	69,421

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail (continued)
Ollie’s Bargain Outlet Holdings, Inc. (A) (B)	1,670	$ 85,487

		583,733

Oil, Gas & Consumable Fuels - 1.2%
Antero Midstream Corp.	8,959	86,723
CNX Resources Corp. (A)	5,827	80,121
DTE Midstream LLC (A)	2,669	128,059
EQT Corp. (A)	8,342	181,939
Equitrans Midstream Corp.	11,217	115,984
HollyFrontier Corp.	4,125	135,217
Murphy Oil Corp.	4,006	104,597
Targa Resources Corp.	6,317	330,000

		1,162,640

Paper & Forest Products - 0.2%
Louisiana-Pacific Corp.	2,428	190,234

Personal Products - 0.2%
Coty, Inc., Class A (A)	9,259	97,220
Nu Skin Enterprises, Inc., Class A	1,375	69,781

		167,001

Pharmaceuticals - 0.4%
Jazz Pharmaceuticals PLC (A)	1,696	216,070
Perrigo Co. PLC	3,691	143,580

		359,650

Professional Services - 1.1%
ASGN, Inc. (A)	1,437	177,326
CACI International, Inc., Class A (A)	644	173,371
FTI Consulting, Inc. (A)	946	145,135
Insperity, Inc.	988	116,693
KBR, Inc.	3,870	184,289
ManpowerGroup, Inc.	1,496	145,606
Science Applications International Corp.	1,588	132,741

		1,075,161

Real Estate Management & Development - 0.4%
Jones Lang LaSalle, Inc. (A)	1,392	374,921

Road & Rail - 1.3%
Avis Budget Group, Inc. (A)	1,106	229,351
Knight-Swift Transportation Holdings, Inc.	4,579	279,044
Landstar System, Inc.	1,051	188,150
Ryder System, Inc.	1,481	122,079
Saia, Inc. (A)	727	245,021
Werner Enterprises, Inc.	1,679	80,021
XPO Logistics, Inc. (A)	2,722	210,765

		1,354,431

Semiconductors & Semiconductor Equipment - 2.9%
Amkor Technology, Inc.	2,766	68,569
Azenta, Inc.	2,051	211,479
Cirrus Logic, Inc. (A)	1,576	145,023
CMC Materials, Inc.	784	150,285
First Solar, Inc. (A)	2,728	237,772
Lattice Semiconductor Corp. (A)	3,778	291,133
MKS Instruments, Inc.	1,530	266,480
Power Integrations, Inc.	1,665	154,662
Semtech Corp. (A)	1,777	158,029
Silicon Laboratories, Inc. (A)	1,109	228,920
SiTime Corp. (A)	414	121,111
SunPower Corp. (A) (B)	2,291	47,813

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Synaptics, Inc. (A)	1,083	$ 313,539
Universal Display Corp.	1,196	197,376
Wolfspeed, Inc. (A) (B)	3,197	357,329

		2,949,520

Software - 2.6%
ACI Worldwide, Inc. (A)	3,244	112,567
Aspen Technology, Inc. (A)	1,846	280,961
Blackbaud, Inc. (A)	1,143	90,274
CDK Global, Inc.	3,265	136,281
Cerence, Inc. (A) (B)	1,049	80,395
CommVault Systems, Inc. (A)	1,256	86,563
Digital Turbine, Inc. (A) (B)	2,426	147,962
Envestnet, Inc. (A)	1,508	119,645
Fair Isaac Corp. (A)	755	327,421
Manhattan Associates, Inc. (A)	1,746	271,486
Mimecast Ltd. (A)	1,704	135,587
NCR Corp. (A)	3,642	146,408
Paylocity Holding Corp. (A)	1,093	258,123
Qualys, Inc. (A)	921	126,380
SailPoint Technologies Holdings, Inc. (A) (B)	2,573	124,379
Teradata Corp. (A)	2,994	127,155

		2,571,587

Specialty Retail - 2.3%
American Eagle Outfitters, Inc. (B)	4,233	107,180
AutoNation, Inc. (A)	1,103	128,886
Dick’s Sporting Goods, Inc. (B)	1,790	205,832
Five Below, Inc. (A)	1,546	319,852
Foot Locker, Inc.	2,492	108,726
GameStop Corp., Class A (A) (B)	1,709	253,599
Lithia Motors, Inc.	835	247,953
Murphy USA, Inc.	651	129,705
RH (A)	479	256,715
Urban Outfitters, Inc. (A)	1,818	53,376
Victoria’s Secret & Co. (A)	1,999	111,024
Williams-Sonoma, Inc.	2,052	347,055

		2,269,903

Technology Hardware, Storage & Peripherals - 0.1%
Xerox Holdings Corp.	3,792	85,851

Textiles, Apparel & Luxury Goods - 1.3%
Capri Holdings Ltd. (A)	4,151	269,441
Carter’s, Inc.	1,166	118,023
Columbia Sportswear Co.	954	92,958
Crocs, Inc. (A)	1,624	208,229
Deckers Outdoor Corp. (A)	757	277,297
Hanesbrands, Inc.	9,635	161,097
Skechers USA, Inc., Class A (A)	3,722	161,535

		1,288,580

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance - 0.5%
Essent Group Ltd.	3,047	$ 138,730
MGIC Investment Corp.	8,983	129,535
New York Community Bancorp, Inc.	12,830	156,654
Washington Federal, Inc.	1,797	59,984

		484,903

Trading Companies & Distributors - 0.6%
GATX Corp.	979	102,002
MSC Industrial Direct Co., Inc., Class A	1,292	108,605
Univar Solutions, Inc. (A)	4,717	133,727
Watsco, Inc.	911	285,034

		629,368

Water Utilities - 0.3%
Essential Utilities, Inc.	6,346	340,717

Total Common Stocks (Cost $49,255,676)		68,002,862

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 31.8%
U.S. Treasury - 31.8%
U.S. Treasury Note 1.25%, 12/31/2026	$ 31,905,000	31,897,598

Total U.S. Government Obligation (Cost $31,897,629)		31,897,598

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.3%
Money Market Fund - 0.3%
State Street Institutional Treasury Money Market Fund, 0.01% (C)	243,623	243,623

Total Short-Term Investment Company (Cost $243,623)		243,623

OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	505,563	505,563

Total Other Investment Company (Cost $505,563)		505,563

Total Investments (Cost $81,902,491)		100,649,646
Net Other Assets (Liabilities) - (0.5)%		(454,815)

Net Assets - 100.0%		$ 100,194,831

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P Midcap 400® E-Mini Index	1	03/18/2022	$277,161	$283,770	$6,609	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$68,002,862	$—	$—	$68,002,862
U.S. Government Obligation	—	31,897,598	—	31,897,598
Short-Term Investment Company	243,623	—	—	243,623
Other Investment Company	505,563	—	—	505,563

Total Investments	$68,752,048	$31,897,598	$—	$100,649,646

Other Financial Instruments
Futures Contracts (E)	$6,609	$—	$—	$6,609

Total Other Financial Instruments	$6,609	$—	$—	$6,609

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,108,124, collateralized by cash collateral of $505,563 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,651,752. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 500 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

2021 was a strong year for global developed markets and a stellar one for U.S. stocks, bolstered by robust corporate earnings, strong economic activity, and historic fiscal and monetary stimuli. The rebound off the 2020 pandemic lows continued in 2021 despite headwinds from COVID-19 variants and supply chain disruptions (both hammering emerging markets), as well as increasing inflation and the need for accelerated Central Bank tapering (which especially affected domestic growth stocks). On a total return basis, the S&P 500® Index led the pack with a gain of 28.71% and reached new record highs 70 times in 2021. Moreover, it has now finished higher in 12 of the last 13 years and has doubled in value over the last three. The MSCI EAFE Index also performed well in 2021, closing the year with a gain of 11.78%, while the MSCI Emerging Markets Index proved to be more sensitive to the inflationary and supply chain pressures. Coupled with China’s economic slowdown, the Index had its weakest return since 2018, at -2.22%. Fixed income investments were also negatively impacted by the environment, with the Bloomberg US Aggregate Bond Index realizing a loss of 1.54% for the year.

The first quarter of 2021 saw a couple of whipsaw events as investors shifted focus from optimism (due to increasing anticipated fiscal stimulus) to the reality of looming inflation concerns, rising yields, and potential vaccine deployment delays. This uncertainty caused elevated volatility repeatedly through the quarter. However, equities rallied starting at the end of March 2021 and through the summer, as investors deemed these economic pressures largely transitory. The equity rally retreated in September (due to the same familiar concerns – supply chains, labor shortages, and persisting inflation), leaving most equity indices with net losses for the third quarter.

Nonetheless, investor sentiment recovered as markets hiked to new highs through most of November 2021. Starting after the Thanksgiving holiday however, the confluence of the new COVID-19 Omicron variant and the needed hawkish pivot from the Federal Reserve resulted in heightened volatility that continued into the third week of December. Equities rebounded to end the year with strong December returns, as data suggested Omicron was a less severe strain of COVID-19, and yearly rebalancing activity buoyed stocks.

PERFORMANCE OVERVIEW

For the year ended December 31, 2021, DeltaShares® S&P 500 Managed Risk ETF (NAV) returned 27.26%. By comparison, the S&P 500®Managed Risk 2.0 Index (the “Underlying Index”) returned 27.72% and the S&P 500® Index returned 28.71%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 500 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the S&P 500® Managed Risk 2.0 Index (the “Underlying Index”).

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks and/or U.S. Treasury bills and bonds. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P 500® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all the securities in the Underlying Index in approximately the same proportions as the Underlying Index. The Fund may also use derivatives for a variety of purposes, such as to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions, or for tax management purposes.

The Fund entered 2021 with a 90% allocation to equities, reached a low equity allocation of 88% on March 9, 2021, and ended the year at 95%. The Fund’s risk management strategy resulted in an average equity allocation to the S&P 500® index of 99% and the Fund returned 27.26% in 2021.

During 2021, the largest contributors to the Fund’s absolute total return were equities within the information technology, financials, and health care sectors.

During the year, the fund utilized derivatives. These positions added to performance.

Charles Lowery, CFA

Louis Ng

Emma Westwick

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 500 Managed Risk ETF

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	94.7%
U.S. Government Obligation	5.1
Short-Term Investment Company	0.2
Other Investment Company	0.0	*
Net Other Assets (Liabilities) ^	0.0	*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 500 Managed Risk ETF

(unaudited)

Performance as of December 31, 2021
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	27.26%	12.94%	27.26%	71.30%	07/31/2017
Fund Market	27.30%	12.95%	27.30%	71.35%	07/31/2017
S&P 500® Index (A)	28.71%	18.14%	28.71%	109.01%
S&P 500® Managed Risk 2.0 Index (A)(B)(C)(D)	27.72%	13.36%	27.72%	74.12%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P 500® Managed Risk 2.0 Index is comprised of weightings amongst the S&P 500® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P 500® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the Fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 94.7%
Aerospace & Defense - 1.3%
Boeing Co. (A)	5,863	$1,180,339
General Dynamics Corp.	2,460	512,836
Howmet Aerospace, Inc.	4,081	129,898
Huntington Ingalls Industries, Inc.	425	79,364
L3 Harris Technologies, Inc.	2,083	444,179
Lockheed Martin Corp.	2,605	925,843
Northrop Grumman Corp.	1,582	612,345
Raytheon Technologies Corp.	15,886	1,367,149
Textron, Inc.	2,339	180,571
TransDigm Group, Inc. (A)	556	353,772

		5,786,296

Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	1,380	148,529
Expeditors International of Washington, Inc.	1,798	241,454
FedEx Corp.	2,594	670,912
United Parcel Service, Inc., Class B	7,739	1,658,777

		2,719,672

Airlines - 0.2%
Alaska Air Group, Inc. (A)	1,330	69,293
American Airlines Group, Inc. (A) (B)	6,872	123,421
Delta Air Lines, Inc. (A)	6,793	265,470
Southwest Airlines Co. (A)	6,282	269,121
United Airlines Holdings, Inc. (A)	3,437	150,472

		877,777

Auto Components - 0.1%
Aptiv PLC (A)	2,871	473,572
BorgWarner, Inc.	2,545	114,703

		588,275

Automobiles - 2.4%
Ford Motor Co.	41,662	865,320
General Motors Co. (A)	15,409	903,430
Tesla, Inc. (A)	8,634	9,124,238

		10,892,988

Banks - 3.8%
Bank of America Corp.	76,439	3,400,771
Citigroup, Inc.	21,060	1,271,813
Citizens Financial Group, Inc.	4,523	213,712
Comerica, Inc.	1,392	121,104
Fifth Third Bancorp	7,257	316,042
First Republic Bank	1,903	392,989
Huntington Bancshares, Inc.	15,352	236,728
JPMorgan Chase & Co.	31,366	4,966,806
KeyCorp	9,882	228,571
M&T Bank Corp.	1,366	209,790
People’s United Financial, Inc.	4,543	80,956
PNC Financial Services Group, Inc.	4,486	899,533
Regions Financial Corp.	10,118	220,572
Signature Bank	644	208,315
SVB Financial Group (A)	623	422,543
Truist Financial Corp.	14,168	829,536
US Bancorp	14,321	804,411
Wells Fargo & Co.	42,319	2,030,466
Zions Bancorp NA	1,661	104,909

		16,959,567

Beverages - 1.3%
Brown-Forman Corp., Class B	1,939	141,276

	Shares	Value
COMMON STOCKS (continued)
Beverages (continued)
Coca-Cola Co.	41,260	$ 2,443,005
Constellation Brands, Inc., Class A	1,743	437,441
Molson Coors Beverage Co., Class B	2,000	92,700
Monster Beverage Corp. (A)	3,987	382,911
PepsiCo, Inc.	14,675	2,549,194

		6,046,527

Biotechnology - 1.7%
AbbVie, Inc.	18,763	2,540,510
Amgen, Inc.	5,978	1,344,871
Biogen, Inc. (A)	1,559	374,035
Gilead Sciences, Inc.	13,313	966,657
Incyte Corp. (A)	1,993	146,286
Moderna, Inc. (A)	3,744	950,901
Regeneron Pharmaceuticals, Inc. (A)	1,122	708,566
Vertex Pharmaceuticals, Inc. (A)	2,699	592,700

		7,624,526

Building Products - 0.5%
A.O. Smith Corp.	1,414	121,392
Allegion PLC	952	126,083
Carrier Global Corp.	9,198	498,899
Fortune Brands Home & Security, Inc.	1,441	154,043
Johnson Controls International PLC	7,522	611,614
Masco Corp.	2,591	181,940
Trane Technologies PLC	2,521	509,318

		2,203,289

Capital Markets - 2.8%
Ameriprise Financial, Inc.	1,188	358,372
Bank of New York Mellon Corp.	8,064	468,357
BlackRock, Inc.	1,516	1,387,989
Cboe Global Markets, Inc.	1,132	147,613
Charles Schwab Corp.	15,956	1,341,900
CME Group, Inc.	3,814	871,347
FactSet Research Systems, Inc.	400	194,404
Franklin Resources, Inc.	2,982	99,867
Goldman Sachs Group, Inc.	3,603	1,378,328
Intercontinental Exchange, Inc.	5,980	817,885
Invesco Ltd.	3,622	83,378
MarketAxess Holdings, Inc.	404	166,153
Moody’s Corp.	1,717	670,626
Morgan Stanley	15,236	1,495,566
MSCI, Inc.	875	536,104
Nasdaq, Inc.	1,242	260,832
Northern Trust Corp.	2,204	263,620
Raymond James Financial, Inc.	1,966	197,386
S&P Global, Inc.	2,558	1,207,197
State Street Corp.	3,881	360,933
T. Rowe Price Group, Inc.	2,385	468,986

		12,776,843

Chemicals - 1.7%
Air Products & Chemicals, Inc.	2,349	714,707
Albemarle Corp.	1,242	290,342
Celanese Corp.	1,156	194,277
CF Industries Holdings, Inc.	2,276	161,095
Corteva, Inc.	7,736	365,758
Dow, Inc.	7,850	445,252
DuPont de Nemours, Inc.	5,499	444,209
Eastman Chemical Co.	1,427	172,539

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Ecolab, Inc.	2,646	$ 620,725
FMC Corp.	1,345	147,802
International Flavors & Fragrances, Inc.	2,701	406,906
Linde PLC	5,440	1,884,579
LyondellBasell Industries NV, Class A	2,790	257,322
Mosaic Co.	3,931	154,449
PPG Industries, Inc.	2,520	434,549
Sherwin-Williams Co.	2,560	901,530

		7,596,041

Commercial Services & Supplies - 0.4%
Cintas Corp.	933	413,478
Copart, Inc. (A)	2,265	343,419
Republic Services, Inc.	2,221	309,718
Rollins, Inc.	2,402	82,172
Waste Management, Inc.	4,085	681,787

		1,830,574

Communications Equipment - 0.9%
Arista Networks, Inc. (A)	2,381	342,269
Cisco Systems, Inc.	44,764	2,836,695
F5, Inc. (A)	640	156,614
Juniper Networks, Inc.	3,451	123,235
Motorola Solutions, Inc.	1,793	487,158

		3,945,971

Construction & Engineering - 0.0% (C)
Quanta Services, Inc.	1,512	173,366

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	662	291,624
Vulcan Materials Co.	1,408	292,273

		583,897

Consumer Finance - 0.5%
American Express Co.	6,659	1,089,412
Capital One Financial Corp.	4,517	655,372
Discover Financial Services	3,111	359,507
Synchrony Financial	5,808	269,433

		2,373,724

Containers & Packaging - 0.3%
Amcor PLC	16,272	195,427
Avery Dennison Corp.	879	190,365
Ball Corp.	3,438	330,976
International Paper Co.	4,110	193,088
Packaging Corp. of America	1,008	137,239
Sealed Air Corp.	1,572	106,063
WestRock Co.	2,834	125,716

		1,278,874

Distributors - 0.1%
Genuine Parts Co.	1,512	211,983
LKQ Corp.	2,846	170,845
Pool Corp.	425	240,550

		623,378

Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B (A)	19,437	5,811,663

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	75,791	1,864,459
Lumen Technologies, Inc.	9,780	122,739

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	43,942	$ 2,283,226

		4,270,424

Electric Utilities - 1.5%
Alliant Energy Corp.	2,657	163,326
American Electric Power Co., Inc.	5,346	475,634
Duke Energy Corp.	8,164	856,403
Edison International	4,032	275,184
Entergy Corp.	2,133	240,282
Evergy, Inc.	2,434	166,997
Eversource Energy	3,649	331,986
Exelon Corp.	10,383	599,722
FirstEnergy Corp.	5,778	240,307
NextEra Energy, Inc.	20,825	1,944,222
NRG Energy, Inc.	2,599	111,965
Pinnacle West Capital Corp.	1,197	84,496
PPL Corp.	7,968	239,518
Southern Co.	11,248	771,388
Xcel Energy, Inc.	5,717	387,041

		6,888,471

Electrical Equipment - 0.5%
AMETEK, Inc.	2,455	360,983
Eaton Corp. PLC	4,231	731,202
Emerson Electric Co.	6,345	589,895
Generac Holdings, Inc. (A)	670	235,786
Rockwell Automation, Inc.	1,231	429,434

		2,347,300

Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp., Class A	6,347	555,109
CDW Corp.	1,441	295,088
Corning, Inc.	8,152	303,499
IPG Photonics Corp. (A)	379	65,241
Keysight Technologies, Inc. (A)	1,955	403,727
TE Connectivity Ltd.	3,463	558,720
Teledyne Technologies, Inc. (A)	495	216,261
Trimble, Inc. (A)	2,664	232,274
Zebra Technologies Corp., Class A (A)	567	337,478

		2,967,397

Energy Equipment & Services - 0.2%
Baker Hughes Co.	9,277	223,204
Halliburton Co.	9,500	217,265
Schlumberger NV	14,887	445,866

		886,335

Entertainment - 1.6%
Activision Blizzard, Inc.	8,267	550,004
Electronic Arts, Inc.	3,002	395,964
Live Nation Entertainment, Inc. (A)	1,434	171,635
Netflix, Inc. (A)	4,701	2,832,070
Take-Two Interactive Software, Inc. (A)	1,224	217,529
Walt Disney Co. (A)	19,286	2,987,209

		7,154,411

Equity Real Estate Investment Trusts - 2.5%
Alexandria Real Estate Equities, Inc.	1,497	333,771
American Tower Corp.	4,834	1,413,945
AvalonBay Communities, Inc.	1,483	374,591
Boston Properties, Inc.	1,509	173,807
Crown Castle International Corp.	4,587	957,490

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Digital Realty Trust, Inc.	3,012	$ 532,733
Duke Realty Corp.	4,042	265,317
Equinix, Inc.	956	808,623
Equity Residential	3,622	327,791
Essex Property Trust, Inc.	691	243,391
Extra Space Storage, Inc.	1,421	322,183
Federal Realty Investment Trust	743	101,286
Healthpeak Properties, Inc.	5,721	206,471
Host Hotels & Resorts, Inc. (A)	7,578	131,781
Iron Mountain, Inc.	3,073	160,810
Kimco Realty Corp.	6,542	161,260
Mid-America Apartment Communities, Inc.	1,222	280,376
Prologis, Inc.	7,847	1,321,121
Public Storage	1,619	606,413
Realty Income Corp.	6,005	429,898
Regency Centers Corp.	1,635	123,197
SBA Communications Corp.	1,155	449,318
Simon Property Group, Inc.	3,488	557,278
UDR, Inc.	3,085	185,069
Ventas, Inc.	4,237	216,595
Vornado Realty Trust	1,688	70,660
Welltower, Inc.	4,620	396,257
Weyerhaeuser Co.	7,950	327,381

		11,478,813

Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	4,689	2,661,945
Kroger Co.	7,182	325,057
Sysco Corp.	5,441	427,391
Walgreens Boots Alliance, Inc.	7,625	397,720
Walmart, Inc.	15,094	2,183,951

		5,996,064

Food Products - 0.8%
Archer-Daniels-Midland Co.	5,938	401,349
Campbell Soup Co.	2,148	93,352
Conagra Brands, Inc.	5,091	173,858
General Mills, Inc.	6,429	433,186
Hershey Co.	1,543	298,524
Hormel Foods Corp.	2,994	146,137
J.M. Smucker Co.	1,150	156,193
Kellogg Co.	2,715	174,900
Kraft Heinz Co.	7,535	270,506
Lamb Weston Holdings, Inc.	1,550	98,239
McCormick & Co., Inc.	2,647	255,727
Mondelez International, Inc., Class A	14,806	981,786
Tyson Foods, Inc., Class A	3,129	272,724

		3,756,481

Gas Utilities - 0.0% (C)
Atmos Energy Corp.	1,406	147,307

Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	18,768	2,641,408
ABIOMED, Inc. (A)	483	173,479
Align Technology, Inc. (A)	778	511,286
Baxter International, Inc.	5,314	456,154
Becton Dickinson & Co.	3,048	766,511
Boston Scientific Corp. (A)	15,124	642,467
Cooper Cos., Inc.	523	219,106
DENTSPLY SIRONA, Inc.	2,320	129,433

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
DexCom, Inc. (A)	1,029	$ 552,522
Edwards Lifesciences Corp. (A)	6,626	858,398
Hologic, Inc. (A)	2,690	205,946
IDEXX Laboratories, Inc. (A)	900	592,614
Intuitive Surgical, Inc. (A)	3,789	1,361,388
Medtronic PLC	14,284	1,477,680
ResMed, Inc.	1,547	402,963
STERIS PLC	1,062	258,501
Stryker Corp.	3,563	952,817
Teleflex, Inc.	497	163,255
Zimmer Biomet Holdings, Inc.	2,217	281,648

		12,647,576

Health Care Providers & Services - 2.6%
AmerisourceBergen Corp.	1,588	211,029
Anthem, Inc.	2,576	1,194,079
Cardinal Health, Inc.	2,991	154,007
Centene Corp. (A)	6,193	510,303
Cigna Corp.	3,518	807,838
CVS Health Corp.	14,011	1,445,375
DaVita, Inc. (A)	692	78,722
HCA Healthcare, Inc.	2,542	653,091
Henry Schein, Inc. (A)	1,472	114,124
Humana, Inc.	1,364	632,705
Laboratory Corp. of America Holdings (A)	1,016	319,237
McKesson Corp.	1,620	402,683
Quest Diagnostics, Inc.	1,302	225,259
UnitedHealth Group, Inc.	9,996	5,019,392
Universal Health Services, Inc., Class B	776	100,616

		11,868,460

Health Care Technology - 0.1%
Cerner Corp.	3,123	290,033

Hotels, Restaurants & Leisure - 1.9%
Booking Holdings, Inc. (A)	436	1,046,064
Caesars Entertainment, Inc. (A)	2,269	212,220
Carnival Corp. (A) (B)	8,538	171,785
Chipotle Mexican Grill, Inc. (A)	299	522,727
Darden Restaurants, Inc.	1,377	207,431
Domino’s Pizza, Inc.	386	217,831
Expedia Group, Inc. (A)	1,550	280,116
Hilton Worldwide Holdings, Inc. (A)	2,958	461,418
Las Vegas Sands Corp. (A)	3,649	137,348
Marriott International, Inc., Class A (A)	2,904	479,857
McDonald’s Corp.	7,931	2,126,063
MGM Resorts International	4,131	185,399
Norwegian Cruise Line Holdings Ltd. (A) (B)	3,927	81,446
Penn National Gaming, Inc. (A) (B)	1,763	91,412
Royal Caribbean Cruises Ltd. (A)	2,380	183,022
Starbucks Corp.	12,524	1,464,932
Wynn Resorts Ltd. (A)	1,117	94,990
Yum! Brands, Inc.	3,111	431,994

		8,396,055

Household Durables - 0.4%
D.R. Horton, Inc.	3,459	375,128
Garmin Ltd.	1,613	219,642
Lennar Corp., Class A	2,885	335,122
Mohawk Industries, Inc. (A)	582	106,029
Newell Brands, Inc.	4,018	87,753

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
NVR, Inc. (A)	35	$ 206,810
PulteGroup, Inc.	2,687	153,589
Whirlpool Corp.	645	151,356

		1,635,429

Household Products - 1.3%
Church & Dwight Co., Inc.	2,591	265,577
Clorox Co.	1,304	227,365
Colgate-Palmolive Co.	8,946	763,452
Kimberly-Clark Corp.	3,574	510,796
Procter & Gamble Co.	25,684	4,201,389

		5,968,579

Independent Power & Renewable Electricity Producers - 0.0% (C)
AES Corp.	7,076	171,947

Industrial Conglomerates - 0.9%
3M Co.	6,116	1,086,385
General Electric Co.	11,655	1,101,048
Honeywell International, Inc.	7,307	1,523,583
Roper Technologies, Inc.	1,120	550,883

		4,261,899

Insurance - 1.7%
Aflac, Inc.	6,459	377,141
Allstate Corp.	3,043	358,009
American International Group, Inc.	8,812	501,050
Aon PLC, Class A	2,339	703,010
Arthur J Gallagher & Co.	2,200	373,274
Assurant, Inc.	605	94,295
Brown & Brown, Inc.	2,488	174,857
Chubb Ltd.	4,572	883,813
Cincinnati Financial Corp.	1,591	181,263
Everest Re Group Ltd.	418	114,499
Globe Life, Inc.	986	92,408
Hartford Financial Services Group, Inc.	3,612	249,372
Lincoln National Corp.	1,803	123,073
Loews Corp.	2,127	122,856
Marsh & McLennan Cos., Inc.	5,359	931,501
MetLife, Inc.	7,589	474,237
Principal Financial Group, Inc.	2,616	189,215
Progressive Corp.	6,210	637,456
Prudential Financial, Inc.	4,012	434,259
Travelers Cos., Inc.	2,611	408,439
W.R. Berkley Corp.	1,481	122,020
Willis Towers Watson PLC	1,323	314,199

		7,860,246

Interactive Media & Services - 6.0%
Alphabet, Inc., Class A (A)	3,193	9,250,249
Alphabet, Inc., Class C (A)	2,968	8,588,175
Match Group, Inc. (A)	3,005	397,411
Meta Platforms, Inc., Class A (A)	25,115	8,447,430
Twitter, Inc. (A)	8,487	366,808

		27,050,073

Internet & Direct Marketing Retail - 3.6%
Amazon.com, Inc. (A)	4,629	15,434,660
eBay, Inc.	6,644	441,826
Etsy, Inc. (A)	1,346	294,693

		16,171,179

	Shares	Value
COMMON STOCKS (continued)
IT Services - 4.3%
Accenture PLC, Class A	6,704	$ 2,779,143
Akamai Technologies, Inc. (A)	1,724	201,777
Automatic Data Processing, Inc.	4,472	1,102,706
Broadridge Financial Solutions, Inc.	1,237	226,148
Cognizant Technology Solutions Corp., Class A	5,575	494,614
DXC Technology Co. (A)	2,677	86,173
EPAM Systems, Inc. (A)	602	402,407
Fidelity National Information Services, Inc.	6,463	705,437
Fiserv, Inc. (A)	6,307	654,604
FleetCor Technologies, Inc. (A)	862	192,950
Gartner, Inc. (A)	873	291,861
Global Payments, Inc.	3,080	416,354
International Business Machines Corp.	9,518	1,272,176
Jack Henry & Associates, Inc.	786	131,254
Mastercard, Inc., Class A	9,207	3,308,259
Paychex, Inc.	3,406	464,919
PayPal Holdings, Inc. (A)	12,470	2,351,593
VeriSign, Inc. (A)	1,026	260,419
Visa, Inc., Class A	17,799	3,857,221

		19,200,015

Leisure Products - 0.0% (C)
Hasbro, Inc.	1,376	140,049

Life Sciences Tools & Services - 1.9%
Agilent Technologies, Inc.	3,213	512,955
Bio-Rad Laboratories, Inc., Class A (A)	229	173,026
Bio-Techne Corp.	417	215,731
Charles River Laboratories International, Inc. (A)	536	201,954
Danaher Corp.	6,750	2,220,817
Illumina, Inc. (A)	1,659	631,150
IQVIA Holdings, Inc. (A)	2,028	572,180
Mettler-Toledo International, Inc. (A)	244	414,119
PerkinElmer, Inc.	1,339	269,219
Thermo Fisher Scientific, Inc.	4,182	2,790,398
Waters Corp. (A)	648	241,445
West Pharmaceutical Services, Inc.	786	368,642

		8,611,636

Machinery - 1.4%
Caterpillar, Inc.	5,741	1,186,894
Cummins, Inc.	1,518	331,136
Deere & Co.	2,995	1,026,955
Dover Corp.	1,528	277,485
Fortive Corp.	3,806	290,360
IDEX Corp.	807	190,710
Illinois Tool Works, Inc.	3,032	748,298
Ingersoll Rand, Inc.	4,326	267,650
Otis Worldwide Corp.	4,508	392,511
PACCAR, Inc.	3,685	325,238
Parker-Hannifin Corp.	1,370	435,824
Pentair PLC	1,756	128,241
Snap-on, Inc.	570	122,767
Stanley Black & Decker, Inc.	1,730	326,313
Westinghouse Air Brake Technologies Corp.	1,983	182,654
Xylem, Inc.	1,914	229,527

		6,462,563

Media - 1.0%
Charter Communications, Inc., Class A (A)	1,313	856,037

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
Comcast Corp., Class A	48,392	$ 2,435,569
Discovery, Inc., Class A (A)	1,796	42,278
Discovery, Inc., Class C (A)	3,224	73,830
DISH Network Corp., Class A (A)	2,650	85,966
Fox Corp., Class A	3,400	125,460
Fox Corp., Class B	1,561	53,495
Interpublic Group of Cos., Inc.	4,179	156,504
News Corp., Class A	4,172	93,077
News Corp., Class B	1,292	29,070
Omnicom Group, Inc.	2,256	165,297
ViacomCBS, Inc., Class B	6,439	194,329

		4,310,912

Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	15,586	650,404
Newmont Corp.	8,464	524,937
Nucor Corp.	3,033	346,217

		1,521,558

Multi-Utilities - 0.7%
Ameren Corp.	2,734	243,353
CenterPoint Energy, Inc.	6,675	186,299
CMS Energy Corp.	3,075	200,029
Consolidated Edison, Inc.	3,755	320,377
Dominion Energy, Inc.	8,596	675,302
DTE Energy Co.	2,056	245,774
NiSource, Inc.	4,168	115,079
Public Service Enterprise Group, Inc.	5,367	358,140
Sempra Energy	3,389	448,297
WEC Energy Group, Inc.	3,348	324,990

		3,117,640

Multiline Retail - 0.5%
Dollar General Corp.	2,476	583,915
Dollar Tree, Inc. (A)	2,387	335,422
Target Corp.	5,180	1,198,859

		2,118,196

Oil, Gas & Consumable Fuels - 2.3%
APA Corp.	3,856	103,688
Chevron Corp.	20,460	2,400,981
ConocoPhillips	13,999	1,010,448
Coterra Energy, Inc.	8,635	164,065
Devon Energy Corp.	6,682	294,342
Diamondback Energy, Inc.	1,808	194,993
EOG Resources, Inc.	6,210	551,634
Exxon Mobil Corp.	44,933	2,749,450
Hess Corp.	2,926	216,612
Kinder Morgan, Inc.	20,696	328,239
Marathon Oil Corp.	8,263	135,678
Marathon Petroleum Corp.	6,534	418,111
Occidental Petroleum Corp.	9,417	272,999
ONEOK, Inc.	4,733	278,111
Phillips 66	4,651	337,011
Pioneer Natural Resources Co.	2,410	438,331
Valero Energy Corp.	4,339	325,902
Williams Cos., Inc.	12,896	335,812

		10,556,407

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	2,459	910,322

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 3.5%
Bristol-Myers Squibb Co.	23,558	$ 1,468,841
Catalent, Inc. (A)	1,817	232,630
Eli Lilly & Co.	8,427	2,327,706
Johnson & Johnson	27,941	4,779,867
Merck & Co., Inc.	26,809	2,054,642
Organon & Co.	2,691	81,941
Pfizer, Inc.	59,572	3,517,727
Viatris, Inc.	12,836	173,671
Zoetis, Inc.	5,022	1,225,519

		15,862,544

Professional Services - 0.4%
Equifax, Inc.	1,295	379,163
IHS Markit Ltd.	4,233	562,651
Jacobs Engineering Group, Inc.	1,383	192,555
Leidos Holdings, Inc.	1,489	132,372
Nielsen Holdings PLC	3,808	78,102
Robert Half International, Inc.	1,182	131,817
Verisk Analytics, Inc.	1,710	391,128

		1,867,788

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (A)	3,552	385,428

Road & Rail - 0.9%
CSX Corp.	23,541	885,142
JB Hunt Transport Services, Inc.	892	182,325
Norfolk Southern Corp.	2,583	768,985
Old Dominion Freight Line, Inc.	989	354,438
Union Pacific Corp.	6,823	1,718,918

		3,909,808

Semiconductors & Semiconductor Equipment - 6.0%
Advanced Micro Devices, Inc. (A)	12,817	1,844,366
Analog Devices, Inc.	5,704	1,002,592
Applied Materials, Inc.	9,583	1,507,981
Broadcom, Inc.	4,369	2,907,176
Enphase Energy, Inc. (A)	1,432	261,970
Intel Corp.	43,165	2,222,998
KLA Corp.	1,609	692,047
Lam Research Corp.	1,494	1,074,410
Microchip Technology, Inc.	5,889	512,696
Micron Technology, Inc.	11,873	1,105,970
Monolithic Power Systems, Inc.	460	226,932
NVIDIA Corp.	26,534	7,803,915
NXP Semiconductors NV	2,822	642,795
Qorvo, Inc. (A)	1,170	182,976
QUALCOMM, Inc.	11,887	2,173,776
Skyworks Solutions, Inc.	1,753	271,960
SolarEdge Technologies, Inc. (A)	557	156,278
Teradyne, Inc.	1,730	282,907
Texas Instruments, Inc.	9,802	1,847,383
Xilinx, Inc.	2,631	557,851

		27,278,979

Software - 9.0%
Adobe, Inc. (A)	5,050	2,863,653
ANSYS, Inc. (A)	926	371,437
Autodesk, Inc. (A)	2,333	656,016
Cadence Design Systems, Inc. (A)	2,941	548,055
Ceridian HCM Holding, Inc. (A)	1,446	151,049

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Citrix Systems, Inc.	1,324	$ 125,237
Fortinet, Inc. (A)	1,440	517,536
Intuit, Inc.	3,005	1,932,876
Microsoft Corp.	79,686	26,799,996
NortonLifeLock, Inc.	6,174	160,401
Oracle Corp.	17,118	1,492,861
Paycom Software, Inc. (A)	511	212,162
PTC, Inc. (A)	1,121	135,809
salesforce.com, Inc. (A)	10,391	2,640,665
ServiceNow, Inc. (A)	2,112	1,370,920
Synopsys, Inc. (A)	1,619	596,602
Tyler Technologies, Inc. (A)	435	234,008

		40,809,283

Specialty Retail - 2.3%
Advance Auto Parts, Inc.	669	160,480
AutoZone, Inc. (A)	223	467,495
Bath & Body Works, Inc.	2,806	195,831
Best Buy Co., Inc.	2,349	238,658
CarMax, Inc. (A)	1,721	224,126
Gap, Inc.	2,275	40,154
Home Depot, Inc.	11,201	4,648,527
Lowe’s Cos., Inc.	7,349	1,899,570
O’Reilly Automotive, Inc. (A)	715	504,954
Ross Stores, Inc.	3,772	431,064
TJX Cos., Inc.	12,763	968,967
Tractor Supply Co.	1,208	288,229
Ulta Beauty, Inc. (A)	577	237,920

		10,305,975

Technology Hardware, Storage & Peripherals - 6.8%
Apple, Inc.	165,424	29,374,340
Hewlett Packard Enterprise Co.	13,883	218,935
HP, Inc.	12,232	460,779
NetApp, Inc.	2,373	218,292
Seagate Technology Holdings PLC	2,174	245,619
Western Digital Corp. (A)	3,307	215,649

		30,733,614

Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc., Class B	13,562	2,260,379
PVH Corp.	754	80,414
Ralph Lauren Corp.	517	61,451
Tapestry, Inc.	2,920	118,552
Under Armour, Inc., Class A (A)	2,002	42,422
Under Armour, Inc., Class C (A)	2,283	41,185
VF Corp.	3,460	253,341

		2,857,744

	Shares	Value
COMMON STOCKS (continued)
Tobacco - 0.6%
Altria Group, Inc.	19,497	$ 923,963
Philip Morris International, Inc.	16,523	1,569,685

		2,493,648

Trading Companies & Distributors - 0.2%
Fastenal Co.	6,105	391,086
United Rentals, Inc. (A)	768	255,199
WW Grainger, Inc.	459	237,872

		884,157

Water Utilities - 0.1%
American Water Works Co., Inc.	1,927	363,933

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc. (A)	6,231	722,671

Total Common Stocks (Cost $339,345,924)		428,332,597

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 5.1%
U.S. Treasury - 5.1%
U.S. Treasury Note 1.25%, 12/31/2026	$ 22,964,000	22,958,672

Total U.S. Government Obligation (Cost $22,958,695)		22,958,672

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.2%
Money Market Fund - 0.2%
State Street Institutional Treasury Money Market Fund, 0.01% (D)	856,088	856,088

Total Short-Term Investment Company (Cost $856,088)		856,088

OTHER INVESTMENT COMPANY - 0.0% (C)
Securities Lending Collateral - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	127,132	127,132

Total Other Investment Company (Cost $127,132)		127,132

Total Investments (Cost $363,287,839)		452,274,489
Net Other Assets (Liabilities) - 0.0% (C)		216,624

Net Assets - 100.0%		$ 452,491,113

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	5	03/18/2022	$1,164,907	$1,189,625	$24,718	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$428,332,597	$—	$—	$428,332,597
U.S. Government Obligation	—	22,958,672	—	22,958,672
Short-Term Investment Company	856,088	—	—	856,088
Other Investment Company	127,132	—	—	127,132

Total Investments	$429,315,817	$22,958,672	$—	$452,274,489

Other Financial Instruments
Futures Contracts (F)	$24,718	$—	$—	$24,718

Total Other Financial Instruments	$24,718	$—	$—	$24,718

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $386,845, collateralized by cash collateral of $127,132 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $270,836. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at December 31, 2021.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 600 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

2021 was a strong year for global developed markets and a stellar one for U.S. stocks, bolstered by robust corporate earnings, strong economic activity, and historic fiscal and monetary stimuli. The rebound off the 2020 pandemic lows continued in 2021 despite headwinds from COVID-19 variants and supply chain disruptions (both hammering emerging markets), as well as increasing inflation and the need for accelerated Central Bank tapering (which especially affected domestic growth stocks). On a total return basis, the S&P 500® Index led the pack with a gain of 28.71% and reached new record highs 70 times in 2021. Moreover, it has now finished higher in 12 of the last 13 years and has doubled in value over the last three. The MSCI EAFE Index also performed well in 2021, closing the year with a gain of 11.78%, while the MSCI Emerging Markets Index proved to be more sensitive to the inflationary and supply chain pressures. Coupled with China’s economic slowdown, the Index had its weakest return since 2018, at -2.22%. Fixed income investments were also negatively impacted by the environment, with the Bloomberg US Aggregate Bond Index realizing a loss of 1.54% for the year.

The first quarter of 2021 saw a couple of whipsaw events as investors shifted focus from optimism (due to increasing anticipated fiscal stimulus) to the reality of looming inflation concerns, rising yields, and potential vaccine deployment delays. This uncertainty caused elevated volatility repeatedly through the quarter. However, equities rallied starting at the end of March 2021 and through the summer, as investors deemed these economic pressures largely transitory. The equity rally retreated in September (due to the same familiar concerns – supply chains, labor shortages, and persisting inflation), leaving most equity indices with net losses for the third quarter.

Nonetheless, investor sentiment recovered as markets hiked to new highs through most of November 2021. Starting after the Thanksgiving holiday however, the confluence of the new COVID-19 Omicron variant and the needed hawkish pivot from the Federal Reserve resulted in heightened volatility that continued into the third week of December. Equities rebounded to end the year with strong December returns, as data suggested Omicron was a less severe strain of COVID-19, and yearly rebalancing activity buoyed stocks.

PERFORMANCE OVERVIEW

For the year ended December 31, 2021, DeltaShares® S&P 600 Managed Risk ETF (NAV) returned 12.87%. By comparison, the S&P 600® Managed Risk 2.0 Index (the “Underlying Index”) returned 13.42% and the S&P SmallCap 600® Index returned 26.82%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 600 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the S&P 600® Managed Risk 2.0 Index (the “Underlying Index”).

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks and/or U.S. Treasury bill and bonds. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P SmallCap 600® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all the securities in the Underlying Index in approximately the same proportions as the Underlying Index. The Fund may also use derivatives for a variety of purposes, such as to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions, or for tax management purposes.

The Fund entered 2021 with a 52% allocation to equities, reached a high equity allocation of 82%, and ended the year at 60%. The Fund’s risk management strategy resulted in an average equity allocation to the S&P SmallCap 600® Index of 66% and the Fund returned 12.87% in 2021.

During 2021, the largest contributors to the Fund’s absolute total return were equities within the consumer discretionary, financials, and industrials sectors.

During the year, the fund utilized derivatives. These positions added to performance.

Charles Lowery, CFA

Louis Ng

Emma Westwick

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 600 Managed Risk ETF

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	59.9%
U.S. Government Obligation	39.7
Other Investment Company	0.5
Short-Term Investment Company	0.4
Net Other Assets (Liabilities) ^	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 600 Managed Risk ETF

(unaudited)

Performance as of December 31, 2021
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	12.87%	4.57%	12.87%	21.85%	07/31/2017
Fund Market	12.46%	4.43%	12.46%	21.13%	07/31/2017
S&P SmallCap 600® Index (A)	26.82%	13.16%	26.82%	72.75%
S&P 600® Managed Risk 2.0 Index (A)(B)(C)(D)	13.42%	5.09%	13.42%	24.52%

(A) The S&P SmallCap 600® Index is a market-capitalization weighted index of 600 small-size U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P 600® Managed Risk 2.0 Index is comprised of weightings amongst the S&P SmallCap 600® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P SmallCap 600® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the Fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 59.9%
Aerospace & Defense - 0.7%
AAR Corp. (A)	802	$31,302
Aerojet Rocketdyne Holdings, Inc.	1,801	84,215
AeroVironment, Inc. (A)	554	34,365
Kaman Corp.	670	28,910
Moog, Inc., Class A	703	56,922
National Presto Industries, Inc.	121	9,926
Park Aerospace Corp.	468	6,177
Triumph Group, Inc. (A)	1,554	28,796

		280,613

Air Freight & Logistics - 0.5%
Atlas Air Worldwide Holdings, Inc. (A)	649	61,084
Forward Air Corp.	648	78,466
Hub Group, Inc., Class A (A)	817	68,824

		208,374

Airlines - 0.3%
Allegiant Travel Co. (A)	365	68,270
Hawaiian Holdings, Inc. (A)	1,231	22,613
SkyWest, Inc. (A)	1,213	47,671

		138,554

Auto Components - 0.8%
American Axle & Manufacturing Holdings, Inc. (A)	2,744	25,602
Cooper-Standard Holdings, Inc. (A)	408	9,143
Dorman Products, Inc. (A)	685	77,412
Gentherm, Inc. (A)	799	69,433
LCI Industries	608	94,769
Motorcar Parts of America, Inc. (A)	462	7,886
Patrick Industries, Inc.	541	43,653
Standard Motor Products, Inc.	461	24,152

		352,050

Automobiles - 0.1%
Winnebago Industries, Inc.	805	60,311

Banks - 6.2%
Allegiance Bancshares, Inc.	453	19,121
Ameris Bancorp	1,590	78,991
Banc of California, Inc.	1,300	25,506
BancFirst Corp.	455	32,105
Bancorp, Inc. (A)	1,370	34,675
BankUnited, Inc.	2,143	90,670
Banner Corp.	824	49,992
Berkshire Hills Bancorp, Inc.	1,170	33,263
Brookline Bancorp, Inc.	1,868	30,243
Central Pacific Financial Corp.	673	18,958
City Holding Co.	363	29,690
Columbia Banking System, Inc.	1,870	61,186
Community Bank System, Inc.	1,296	96,526
Customers Bancorp, Inc. (A)	717	46,870
CVB Financial Corp.	3,063	65,579
Dime Community Bancshares, Inc.	797	28,023
Eagle Bancorp, Inc.	769	44,863
FB Financial Corp.	860	37,685
First Bancorp	5,777	106,149
First Commonwealth Financial Corp.	2,283	36,734
First Financial Bancorp	2,254	54,953
First Hawaiian, Inc.	3,098	84,668
First Midwest Bancorp, Inc.	2,746	56,238
Great Western Bancorp, Inc.	1,326	45,031

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
Hanmi Financial Corp.	731	$ 17,310
Heritage Financial Corp.	847	20,701
Hilltop Holdings, Inc.	1,462	51,375
HomeStreet, Inc.	491	25,532
Hope Bancorp, Inc.	2,891	42,527
Independent Bank Corp.	1,144	93,270
Independent Bank Group, Inc.	888	64,069
Investors Bancorp, Inc.	5,421	82,128
Lakeland Financial Corp.	609	48,805
Meta Financial Group, Inc.	762	45,461
National Bank Holdings Corp., Class A	728	31,988
NBT Bancorp, Inc.	1,043	40,176
OFG Bancorp	1,199	31,845
Old National Bancorp	3,988	72,263
Pacific Premier Bancorp, Inc.	2,269	90,828
Park National Corp.	347	47,647
Preferred Bank	331	23,763
Renasant Corp.	1,341	50,891
S&T Bancorp, Inc.	946	29,818
Seacoast Banking Corp. of Florida	1,403	49,652
ServisFirst Bancshares, Inc.	1,173	99,635
Simmons First National Corp., Class A	2,763	81,730
Southside Bancshares, Inc.	775	32,411
Tompkins Financial Corp.	285	23,820
Triumph Bancorp, Inc. (A)	567	67,518
Trustmark Corp.	1,503	48,787
United Community Banks, Inc.	2,513	90,317
Veritex Holdings, Inc.	1,186	47,179
Westamerica Bancorp	646	37,294

		2,696,459

Beverages - 0.4%
Celsius Holdings, Inc. (A)	919	68,530
Coca-Cola Consolidated, Inc.	111	68,730
MGP Ingredients, Inc.	301	25,582
National Beverage Corp.	560	25,385

		188,227

Biotechnology - 1.3%
Anika Therapeutics, Inc. (A)	347	12,433
Avid Bioservices, Inc. (A)	1,475	43,040
Coherus Biosciences, Inc. (A) (B)	1,532	24,451
Cytokinetics, Inc. (A)	2,018	91,980
Eagle Pharmaceuticals, Inc. (A)	273	13,901
Emergent BioSolutions, Inc. (A)	1,151	50,034
Enanta Pharmaceuticals, Inc. (A)	432	32,305
Ligand Pharmaceuticals, Inc. (A)	403	62,247
Myriad Genetics, Inc. (A)	1,921	53,019
Organogenesis Holdings, Inc. (A) (B)	1,515	13,999
REGENXBIO, Inc. (A)	906	29,626
Spectrum Pharmaceuticals, Inc. (A)	3,944	5,009
uniQure NV (A)	866	17,961
Vanda Pharmaceuticals, Inc. (A)	1,340	21,025
Vericel Corp. (A) (B)	1,126	44,252
Xencor, Inc. (A)	1,407	56,449

		571,731

Building Products - 1.2%
AAON, Inc.	995	79,033
American Woodmark Corp. (A)	399	26,015

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Building Products (continued)
Apogee Enterprises, Inc.	610	$ 29,371
Gibraltar Industries, Inc. (A)	785	52,344
Griffon Corp.	1,144	32,581
Insteel Industries, Inc.	467	18,591
PGT Innovations, Inc. (A)	1,435	32,273
Quanex Building Products Corp.	806	19,973
Resideo Technologies, Inc. (A)	3,473	90,402
UFP Industries, Inc.	1,489	137,003

		517,586

Capital Markets - 0.6%
B Riley Financial, Inc.	385	34,211
Blucora, Inc. (A)	1,171	20,282
Brightsphere Investment Group, Inc.	862	22,067
Donnelley Financial Solutions, Inc. (A)	700	32,998
Greenhill & Co., Inc.	333	5,971
Piper Sandler Cos.	339	60,515
StoneX Group, Inc. (A)	406	24,868
Virtus Investment Partners, Inc.	172	51,101
WisdomTree Investments, Inc.	2,619	16,028

		268,041

Chemicals - 1.8%
AdvanSix, Inc.	677	31,988
American Vanguard Corp.	647	10,604
Balchem Corp.	778	131,171
Ferro Corp. (A)	1,990	43,442
FutureFuel Corp.	622	4,752
GCP Applied Technologies, Inc. (A)	1,292	40,905
Hawkins, Inc.	452	17,831
HB Fuller Co.	1,264	102,384
Innospec, Inc.	593	53,572
Koppers Holdings, Inc. (A)	512	16,025
Kraton Corp. (A)	774	35,852
Livent Corp. (A) (B)	3,885	94,716
Quaker Chemical Corp. (B)	324	74,773
Rayonier Advanced Materials, Inc. (A)	1,532	8,748
Stepan Co.	512	63,636
Tredegar Corp.	617	7,293
Trinseo PLC	933	48,945

		786,637

Commercial Services & Supplies - 1.3%
ABM Industries, Inc.	1,617	66,054
Brady Corp., Class A	1,167	62,901
CoreCivic, Inc. (A)	2,893	28,843
Deluxe Corp.	1,024	32,881
Harsco Corp. (A)	1,905	31,833
Healthcare Services Group, Inc.	1,793	31,898
HNI Corp.	1,048	44,068
Interface, Inc.	1,421	22,665
KAR Auction Services, Inc. (A)	2,913	45,501
Matthews International Corp., Class A	761	27,906
Pitney Bowes, Inc.	3,980	26,387
UniFirst Corp.	366	77,006
US Ecology, Inc. (A)	758	24,211
Viad Corp. (A)	493	21,096

		543,250

Communications Equipment - 0.8%
ADTRAN, Inc.	1,171	26,734

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment (continued)
CalAmp Corp. (A)	862	$ 6,086
Comtech Telecommunications Corp.	633	14,996
Digi International, Inc. (A)	821	20,172
Extreme Networks, Inc. (A)	3,124	49,047
Harmonic, Inc. (A)	2,468	29,024
NETGEAR, Inc. (A)	703	20,534
NetScout Systems, Inc. (A)	1,777	58,783
Plantronics, Inc. (A)	1,028	30,161
Viavi Solutions, Inc. (A)	5,715	100,698

		356,235

Construction & Engineering - 0.6%
Arcosa, Inc.	1,162	61,238
Comfort Systems USA, Inc.	866	85,682
Granite Construction, Inc.	1,102	42,647
MYR Group, Inc. (A)	405	44,773
NV5 Global, Inc. (A)	285	39,364

		273,704

Consumer Finance - 0.6%
Encore Capital Group, Inc. (A) (B)	597	37,080
Enova International, Inc. (A)	876	35,881
EZCORP, Inc., Class A (A)	1,277	9,411
Green Dot Corp., Class A (A)	1,315	47,656
LendingTree, Inc. (A)	275	33,715
PRA Group, Inc. (A)	1,049	52,670
World Acceptance Corp. (A) (B)	102	25,034

		241,447

Containers & Packaging - 0.2%
Myers Industries, Inc.	871	17,429
O-I Glass, Inc. (A)	3,772	45,377

		62,806

Diversified Consumer Services - 0.3%
Adtalem Global Education, Inc. (A)	1,197	35,383
American Public Education, Inc. (A)	450	10,012
Perdoceo Education Corp. (A)	1,686	19,827
Strategic Education, Inc.	545	31,523
WW International, Inc. (A)	1,281	20,663

		117,408

Diversified Telecommunication Services - 0.2%
ATN International, Inc.	262	10,467
Cogent Communications Holdings, Inc.	1,020	74,643
Consolidated Communications Holdings, Inc. (A)	1,733	12,963

		98,073

Electrical Equipment - 0.3%
AZZ, Inc.	598	33,063
Encore Wire Corp.	486	69,547
Powell Industries, Inc.	216	6,370

		108,980

Electronic Equipment, Instruments & Components - 2.4%
Advanced Energy Industries, Inc.	907	82,592
Arlo Technologies, Inc. (A)	2,028	21,274
Badger Meter, Inc.	703	74,912
Benchmark Electronics, Inc.	848	22,981
CTS Corp.	774	28,421
ePlus, Inc. (A)	649	34,968
Fabrinet (A)	890	105,438

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
FARO Technologies, Inc. (A)	438	$ 30,669
Insight Enterprises, Inc. (A)	840	89,544
Itron, Inc. (A)	1,088	74,550
Knowles Corp. (A)	2,221	51,860
Methode Electronics, Inc.	919	45,187
OSI Systems, Inc. (A)	402	37,467
PC Connection, Inc.	264	11,386
Plexus Corp. (A)	680	65,205
Rogers Corp. (A)	451	123,123
Sanmina Corp. (A)	1,548	64,180
ScanSource, Inc. (A)	615	21,574
TTM Technologies, Inc. (A)	2,510	37,399

		1,022,730

Energy Equipment & Services - 0.7%
Archrock, Inc.	3,223	24,108
Bristow Group, Inc. (A)	557	17,640
Core Laboratories NV	1,113	24,831
DMC Global, Inc. (A)	451	17,864
Dril-Quip, Inc. (A)	850	16,728
Helix Energy Solutions Group, Inc. (A)	3,412	10,645
Helmerich & Payne, Inc.	2,595	61,501
Nabors Industries Ltd. (A)	185	15,002
Oceaneering International, Inc. (A)	2,399	27,133
Oil States International, Inc. (A)	1,476	7,336
Patterson-UTI Energy, Inc.	5,174	43,720
ProPetro Holding Corp. (A)	2,038	16,508
RPC, Inc. (A)	1,713	7,777
US Silica Holdings, Inc. (A)	1,794	16,864

		307,657

Entertainment - 0.1%
Cinemark Holdings, Inc. (A) (B)	2,560	41,267
Marcus Corp. (A) (B)	526	9,395

		50,662

Equity Real Estate Investment Trusts - 4.5%
Acadia Realty Trust	2,127	46,433
Agree Realty Corp.	1,678	119,742
Alexander & Baldwin, Inc.	1,744	43,757
American Assets Trust, Inc.	1,266	47,513
Armada Hoffler Properties, Inc.	1,479	22,510
Brandywine Realty Trust	4,115	55,223
CareTrust, Inc., REIT	2,333	53,262
Centerspace	343	38,039
Chatham Lodging Trust (A)	1,173	16,094
Community Healthcare Trust, Inc.	564	26,660
DiamondRock Hospitality Co. (A)	5,065	48,675
Diversified Healthcare Trust	5,748	17,761
Douglas Elliman, Inc. (A)	1,574	18,095
Easterly Government Properties, Inc.	2,072	47,490
Essential Properties Realty Trust, Inc.	2,923	84,270
Four Corners Property Trust, Inc.	1,861	54,732
Franklin Street Properties Corp.	2,286	13,602
GEO Group, Inc. (B)	2,947	22,839
Getty Realty Corp.	948	30,421
Global Net Lease, Inc.	2,491	38,063
Hersha Hospitality Trust (A)	794	7,281
Independence Realty Trust, Inc.	2,515	64,963
Industrial Logistics Properties Trust	1,574	39,429

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Innovative Industrial Properties, Inc. (B)	575	$ 151,173
iStar, Inc. (B)	1,670	43,136
LTC Properties, Inc. (B)	947	32,331
LXP Industrial Trust	6,802	106,247
NexPoint Residential Trust, Inc.	547	45,855
Office Properties Income Trust	1,164	28,914
Orion Office, Inc., REIT (A)	1,302	24,308
Retail Opportunity Investments Corp.	2,919	57,212
RPT Realty	2,028	27,135
Safehold, Inc.	339	27,069
Saul Centers, Inc.	314	16,648
Service Properties Trust	3,970	34,896
SITE Centers Corp.	4,317	68,338
Summit Hotel Properties, Inc. (A)	2,560	24,986
Tanger Factory Outlet Centers, Inc.	2,501	48,219
Uniti Group, Inc. (B)	5,678	79,549
Universal Health Realty Income Trust	309	18,376
Urstadt Biddle Properties, Inc., Class A	723	15,400
Veris Residential, Inc. (A)	1,925	35,382
Washington, REIT (B)	2,035	52,605
Whitestone, REIT	1,110	11,244
Xenia Hotels & Resorts, Inc. (A)	2,747	49,748

		1,955,625

Food & Staples Retailing - 0.4%
Andersons, Inc.	745	28,839
Chefs’ Warehouse, Inc. (A)	783	26,074
PriceSmart, Inc.	578	42,292
SpartanNash Co.	864	22,257
United Natural Foods, Inc. (A)	1,356	66,552

		186,014

Food Products - 0.8%
B&G Foods, Inc.	1,561	47,970
Cal-Maine Foods, Inc.	901	33,328
Calavo Growers, Inc.	425	18,020
Fresh Del Monte Produce, Inc.	800	22,080
J&J Snack Foods Corp.	357	56,392
John B Sanfilippo & Son, Inc.	213	19,204
Seneca Foods Corp., Class A (A)	151	7,240
Simply Good Foods Co. (A)	2,027	84,262
Tootsie Roll Industries, Inc.	416	15,072
TreeHouse Foods, Inc. (A)	1,342	54,391

		357,959

Gas Utilities - 0.4%
Chesapeake Utilities Corp.	423	61,678
NorthWest Natural Holding Co.	739	36,048
South Jersey Industries, Inc.	2,704	70,629

		168,355

Health Care Equipment & Supplies - 1.7%
AngioDynamics, Inc. (A)	929	25,622
Avanos Medical, Inc. (A)	1,158	40,148
BioLife Solutions, Inc. (A)	704	26,238
Cardiovascular Systems, Inc. (A)	976	18,329
CONMED Corp.	702	99,516
CryoLife, Inc. (A)	946	19,251
Cutera, Inc. (A) (B)	394	16,280
Glaukos Corp. (A)	1,128	50,128
Heska Corp. (A)	259	47,265

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Inogen, Inc. (A)	491	$ 16,694
Integer Holdings Corp. (A)	794	67,959
Lantheus Holdings, Inc. (A)	1,628	47,033
LeMaitre Vascular, Inc.	463	23,257
Meridian Bioscience, Inc. (A)	1,043	21,277
Merit Medical Systems, Inc. (A)	1,221	76,068
Mesa Laboratories, Inc.	125	41,011
Natus Medical, Inc. (A)	822	19,506
OraSure Technologies, Inc. (A)	1,734	15,068
Orthofix Medical, Inc. (A)	476	14,799
Surmodics, Inc. (A)	333	16,034
Tactile Systems Technology, Inc. (A)	478	9,096
Varex Imaging Corp. (A) (B)	947	29,878
Zynex, Inc. (A) (B)	478	4,766

		745,223

Health Care Providers & Services - 2.3%
Addus HomeCare Corp. (A)	383	35,814
AMN Healthcare Services, Inc. (A)	1,138	139,212
Apollo Medical Holdings, Inc. (A) (B)	909	66,793
Community Health Systems, Inc. (A)	2,988	39,770
CorVel Corp. (A)	226	47,008
Covetrus, Inc. (A)	2,485	49,625
Cross Country Healthcare, Inc. (A)	849	23,568
Ensign Group, Inc.	1,263	106,042
Fulgent Genetics, Inc. (A) (B)	467	46,976
Hanger, Inc. (A)	884	16,027
Joint Corp. (A)	346	22,729
Magellan Health, Inc. (A)	559	53,099
MEDNAX, Inc. (A)	2,080	56,597
ModivCare, Inc. (A)	296	43,894
Owens & Minor, Inc.	1,814	78,909
Pennant Group, Inc. (A)	650	15,002
RadNet, Inc. (A)	1,068	32,158
Select Medical Holdings Corp.	2,548	74,911
Tivity Health, Inc. (A)	1,066	28,185
US Physical Therapy, Inc.	311	29,716

		1,006,035

Health Care Technology - 0.8%
Allscripts Healthcare Solutions, Inc. (A)	2,948	54,391
Computer Programs & Systems, Inc. (A)	352	10,314
HealthStream, Inc. (A)	608	16,027
NextGen Healthcare, Inc. (A)	1,381	24,568
Omnicell, Inc. (A)	1,058	190,905
OptimizeRx Corp. (A)	427	26,521
Simulations Plus, Inc. (B)	378	17,879
Tabula Rasa HealthCare, Inc. (A)	568	8,520

		349,125

Hotels, Restaurants & Leisure - 0.8%
BJ’s Restaurants, Inc. (A)	560	19,348
Bloomin’ Brands, Inc. (A)	1,954	40,995
Brinker International, Inc. (A)	1,092	39,956
Cheesecake Factory, Inc. (A)	1,166	45,649
Chuy’s Holdings, Inc. (A)	477	14,367
Dave & Buster’s Entertainment, Inc. (A)	928	35,635
Dine Brands Global, Inc.	413	31,310
El Pollo Loco Holdings, Inc. (A)	467	6,627
Fiesta Restaurant Group, Inc. (A)	411	4,525

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Monarch Casino & Resort, Inc. (A)	316	$ 23,368
Red Robin Gourmet Burgers, Inc. (A)	378	6,248
Ruth’s Hospitality Group, Inc. (A)	764	15,204
Shake Shack, Inc., Class A (A)	941	67,903

		351,135

Household Durables - 1.5%
Cavco Industries, Inc. (A)	205	65,118
Century Communities, Inc.	714	58,398
Ethan Allen Interiors, Inc.	529	13,907
Installed Building Products, Inc.	564	78,802
iRobot Corp. (A)	648	42,690
La-Z-Boy, Inc.	1,067	38,743
LGI Homes, Inc. (A)	514	79,403
M/I Homes, Inc. (A)	701	43,588
MDC Holdings, Inc.	1,361	75,985
Meritage Homes Corp. (A)	898	109,610
Tupperware Brands Corp. (A)	1,175	17,966
Universal Electronics, Inc. (A)	316	12,877

		637,087

Household Products - 0.3%
Central Garden & Pet Co. (A)	235	12,368
Central Garden & Pet Co., Class A (A)	966	46,223
WD-40 Co. (B)	331	80,976

		139,567

Insurance - 1.6%
Ambac Financial Group, Inc. (A)	1,114	17,880
American Equity Investment Life Holding Co.	1,980	77,062
AMERISAFE, Inc.	466	25,085
Assured Guaranty Ltd.	1,678	84,235
eHealth, Inc. (A)	571	14,560
Employers Holdings, Inc.	673	27,849
Genworth Financial, Inc., Class A (A)	12,204	49,426
HCI Group, Inc.	192	16,040
Horace Mann Educators Corp.	997	38,584
James River Group Holdings Ltd.	897	25,842
Palomar Holdings, Inc. (A)	580	37,567
ProAssurance Corp.	1,298	32,839
Safety Insurance Group, Inc.	342	29,080
Selectquote, Inc. (A)	2,996	27,144
SiriusPoint Ltd. (A)	2,102	17,089
Stewart Information Services Corp.	646	51,505
Trupanion, Inc. (A) (B)	826	109,057
United Fire Group, Inc.	519	12,036
Universal Insurance Holdings, Inc.	675	11,475

		704,355

Interactive Media & Services - 0.1%
Cars.com, Inc. (A)	1,563	25,149
QuinStreet, Inc. (A)	1,201	21,846

		46,995

Internet & Direct Marketing Retail - 0.2%
Liquidity Services, Inc. (A)	639	14,109
PetMed Express, Inc. (B)	503	12,706
Shutterstock, Inc.	562	62,314

		89,129

IT Services - 1.0%
BM Technologies, Inc. (A)	83	764

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
CSG Systems International, Inc.	784	$ 45,174
EVERTEC, Inc.	1,438	71,871
ExlService Holdings, Inc. (A)	801	115,961
Perficient, Inc. (A)	792	102,398
TTEC Holdings, Inc.	441	39,932
Unisys Corp. (A)	1,615	33,221

		409,321

Leisure Products - 0.2%
Sturm Ruger & Co., Inc.	423	28,773
Vista Outdoor, Inc. (A)	1,377	63,438

		92,211

Life Sciences Tools & Services - 0.2%
NeoGenomics, Inc. (A)	2,961	101,029

Machinery - 3.4%
Alamo Group, Inc.	238	35,029
Albany International Corp., Class A	778	68,814
Astec Industries, Inc.	548	37,960
Barnes Group, Inc.	1,121	52,227
Chart Industries, Inc. (A)	856	136,523
CIRCOR International, Inc. (A)	486	13,210
Enerpac Tool Group Corp.	1,449	29,386
EnPro Industries, Inc.	495	54,485
ESCO Technologies, Inc.	628	56,514
Federal Signal Corp.	1,469	63,666
Franklin Electric Co., Inc.	937	88,603
Greenbrier Cos., Inc.	782	35,886
Hillenbrand, Inc.	1,756	91,294
John Bean Technologies Corp.	765	117,473
Lindsay Corp.	261	39,672
Meritor, Inc. (A)	1,687	41,804
Mueller Industries, Inc.	1,379	81,857
Proto Labs, Inc. (A)	664	34,096
SPX Corp. (A)	1,092	65,171
SPX Flow, Inc.	1,009	87,258
Standex International Corp.	294	32,534
Tennant Co.	446	36,144
Titan International, Inc. (A)	1,230	13,481
Wabash National Corp.	1,190	23,229
Watts Water Technologies, Inc., Class A	663	128,735

		1,465,051

Marine - 0.2%
Matson, Inc.	1,010	90,930

Media - 0.4%
AMC Networks, Inc., Class A (A)	702	24,177
EW Scripps Co., Class A	1,374	26,587
Gannett Co., Inc. (A)	3,424	18,250
Loyalty Ventures, Inc. (A)	480	14,434
Scholastic Corp.	732	29,251
TechTarget, Inc. (A)	625	59,787
Thryv Holdings, Inc. (A)	408	16,781

		189,267

Metals & Mining - 0.8%
Allegheny Technologies, Inc. (A)	3,061	48,762
Arconic Corp. (A)	2,561	84,539
Carpenter Technology Corp.	1,158	33,802
Century Aluminum Co. (A)	1,215	20,120

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Haynes International, Inc.	305	$ 12,301
Kaiser Aluminum Corp.	382	35,885
Materion Corp.	491	45,142
Olympic Steel, Inc.	224	5,264
SunCoke Energy, Inc.	1,998	13,167
TimkenSteel Corp. (A)	990	16,335
Warrior Met Coal, Inc.	1,236	31,777

		347,094

Mortgage Real Estate Investment Trusts - 0.8%
Apollo Commercial Real Estate Finance, Inc.	3,162	41,612
ARMOUR Residential, Inc., REIT (B)	2,158	21,170
Ellington Financial, Inc.	1,312	22,422
Franklin BSP Realty Trust, Inc.	1,058	15,806
Granite Point Mortgage Trust, Inc.	1,293	15,141
Invesco Mortgage Capital, Inc.	7,497	20,842
KKR Real Estate Finance Trust, Inc.	1,069	22,267
New York Mortgage Trust, Inc.	9,121	33,930
PennyMac Mortgage Investment Trust (B)	2,332	40,414
Ready Capital Corp.	1,416	22,132
Redwood Trust, Inc.	2,759	36,391
Two Harbors Investment Corp.	8,271	47,724

		339,851

Multi-Utilities - 0.2%
Avista Corp.	1,702	72,318
Unitil Corp.	385	17,706

		90,024

Multiline Retail - 0.1%
Big Lots, Inc.	782	35,229

Oil, Gas & Consumable Fuels - 2.1%
Callon Petroleum Co. (A) (B)	1,143	54,007
Civitas Resources, Inc.	1,732	84,816
Consol Energy, Inc. (A)	764	17,350
Dorian LPG Ltd.	666	8,452
Green Plains, Inc. (A)	1,290	44,840
Laredo Petroleum, Inc. (A)	344	20,685
Matador Resources Co.	2,653	97,949
Par Pacific Holdings, Inc. (A)	1,100	18,139
PBF Energy, Inc., Class A (A)	2,285	29,636
PDC Energy, Inc.	2,342	114,243
Range Resources Corp. (A)	6,009	107,141
Ranger Oil Corp., Class A (A)	507	13,648
Renewable Energy Group, Inc. (A)	1,210	51,352
REX American Resources Corp. (A)	126	12,096
SM Energy Co.	2,921	86,111
Southwestern Energy Co. (A)	24,411	113,755
Talos Energy, Inc. (A)	985	9,653
World Fuel Services Corp.	1,518	40,182

		924,055

Paper & Forest Products - 0.3%
Clearwater Paper Corp. (A)	402	14,742
Glatfelter Corp.	1,070	18,404
Mercer International, Inc.	969	11,618
Neenah, Inc.	404	18,697
Schweitzer-Mauduit International, Inc.	757	22,634
Sylvamo Corp. (A)	848	23,651

		109,746

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.5%
Edgewell Personal Care Co.	1,307	$ 59,743
elf Beauty, Inc. (A)	1,151	38,225
Inter Parfums, Inc.	427	45,646
Medifast, Inc.	279	58,431
USANA Health Sciences, Inc. (A)	280	28,336

		230,381

Pharmaceuticals - 1.0%
Amphastar Pharmaceuticals, Inc. (A)	886	20,635
ANI Pharmaceuticals, Inc. (A)	259	11,935
Cara Therapeutics, Inc. (A)	1,015	12,363
Collegium Pharmaceutical, Inc. (A)	832	15,542
Corcept Therapeutics, Inc. (A)	2,284	45,223
Endo International PLC (A)	5,620	21,131
Harmony Biosciences Holdings, Inc. (A)	549	23,409
Innoviva, Inc. (A)	1,505	25,961
Nektar Therapeutics (A)	4,439	59,971
Pacira BioSciences, Inc. (A)	1,070	64,382
Phibro Animal Health Corp., Class A	488	9,965
Prestige Consumer Healthcare, Inc. (A)	1,206	73,144
Supernus Pharmaceuticals, Inc. (A)	1,280	37,325

		420,986

Professional Services - 0.9%
Exponent, Inc.	1,253	146,263
Forrester Research, Inc. (A)	267	15,681
Heidrick & Struggles International, Inc.	472	20,640
Kelly Services, Inc., Class A	866	14,523
Korn Ferry	1,310	99,206
ManTech International Corp., Class A	663	48,353
Resources Connection, Inc.	751	13,398
TrueBlue, Inc. (A)	852	23,575

		381,639

Real Estate Management & Development - 0.3%
Marcus & Millichap, Inc. (A)	601	30,927
RE/MAX Holdings, Inc., Class A	455	13,873
Realogy Holdings Corp. (A)	2,804	47,135
St. Joe Co.	793	41,276

		133,211

Road & Rail - 0.3%
ArcBest Corp.	616	73,828
Heartland Express, Inc.	1,120	18,838
Marten Transport Ltd.	1,437	24,659

		117,325

Semiconductors & Semiconductor Equipment - 2.2%
Axcelis Technologies, Inc. (A)	801	59,723
CEVA, Inc. (A)	554	23,955
Cohu, Inc. (A)	1,171	44,603
Diodes, Inc. (A)	1,082	118,814
FormFactor, Inc. (A)	1,880	85,954
Ichor Holdings Ltd. (A)	684	31,485
Kulicke & Soffa Industries, Inc.	1,491	90,265
MaxLinear, Inc. (A)	1,698	128,012
Onto Innovation, Inc. (A)	1,185	119,958
PDF Solutions, Inc. (A)	718	22,825
Photronics, Inc. (A)	1,471	27,728
Rambus, Inc. (A)	2,630	77,296
SMART Global Holdings, Inc. (A) (B)	556	39,470

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Ultra Clean Holdings, Inc. (A)	1,079	$ 61,891
Veeco Instruments, Inc. (A) (B)	1,216	34,620

		966,599

Software - 1.7%
8x8, Inc. (A)	2,741	45,939
Agilysys, Inc. (A)	468	20,807
Alarm.com Holdings, Inc. (A)	1,108	93,970
Bottomline Technologies de, Inc. (A)	929	52,461
Consensus Cloud Solutions, Inc. (A)	386	22,338
Ebix, Inc.	573	17,419
InterDigital, Inc.	738	52,863
LivePerson, Inc. (A)	1,584	56,580
Onespan, Inc. (A)	827	14,001
Progress Software Corp.	1,055	50,925
SPS Commerce, Inc. (A)	864	122,990
Vonage Holdings Corp. (A)	6,073	126,258
Xperi Holding Corp.	2,514	47,540

		724,091

Specialty Retail - 2.5%
Aaron’s Co., Inc.	758	18,685
Abercrombie & Fitch Co., Class A (A)	1,421	49,493
America’s Car-Mart, Inc. (A)	146	14,950
Asbury Automotive Group, Inc. (A)	556	96,038
Barnes & Noble Education, Inc. (A)	868	5,911
Bed Bath & Beyond, Inc. (A)	2,430	35,429
Boot Barn Holdings, Inc. (A)	711	87,489
Buckle, Inc.	706	29,871
Caleres, Inc.	921	20,888
Cato Corp., Class A	470	8,065
Chico’s FAS, Inc. (A)	2,945	15,844
Children’s Place, Inc. (A)	335	26,562
Conn’s, Inc. (A)	461	10,843
Designer Brands, Inc., Class A (A)	1,476	20,974
Genesco, Inc. (A)	341	21,882
Group 1 Automotive, Inc.	435	84,921
Guess?, Inc.	937	22,188
Haverty Furniture Cos., Inc.	358	10,944
Hibbett, Inc.	362	26,039
Lumber Liquidators Holdings, Inc. (A)	701	11,966
MarineMax, Inc. (A)	523	30,878
Monro, Inc.	807	47,024
ODP Corp. (A)	1,104	43,365
Rent-A-Center, Inc.	1,454	69,850
Sally Beauty Holdings, Inc. (A)	2,718	50,174
Shoe Carnival, Inc.	420	16,414
Signet Jewelers Ltd.	1,277	111,137
Sleep Number Corp. (A)	545	41,747
Sonic Automotive, Inc., Class A	499	24,676
Zumiez, Inc. (A)	514	24,667

		1,078,914

Technology Hardware, Storage & Peripherals - 0.2%
3D Systems Corp. (A)	3,071	66,149
Diebold Nixdorf, Inc. (A)	1,752	15,856

		82,005

Textiles, Apparel & Luxury Goods - 0.7%
Fossil Group, Inc. (A)	1,142	11,751
G-III Apparel Group Ltd. (A)	1,052	29,077

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Kontoor Brands, Inc. (B)	1,143	$ 58,579
Movado Group, Inc.	398	16,648
Oxford Industries, Inc.	382	38,781
Steven Madden Ltd.	1,840	85,505
Unifi, Inc. (A)	333	7,709
Vera Bradley, Inc. (A)	614	5,225
Wolverine World Wide, Inc.	1,981	57,073

		310,348

Thrifts & Mortgage Finance - 1.4%
Axos Financial, Inc. (A)	1,289	72,068
Capitol Federal Financial, Inc.	3,105	35,179
Flagstar Bancorp, Inc.	1,272	60,980
Mr. Cooper Group, Inc. (A)	1,808	75,231
NMI Holdings, Inc., Class A (A)	2,062	45,055
Northfield Bancorp, Inc.	1,049	16,952
Northwest Bancshares, Inc.	3,044	43,103
Provident Financial Services, Inc.	1,858	45,001
TrustCo Bank Corp.	463	15,422
Walker & Dunlop, Inc.	708	106,823
WSFS Financial Corp.	1,573	78,839

		594,653

Tobacco - 0.2%
Universal Corp.	592	32,513
Vector Group Ltd.	3,147	36,127

		68,640

Trading Companies & Distributors - 0.7%
Applied Industrial Technologies, Inc.	924	94,895
Boise Cascade Co.	946	67,355
DXP Enterprises, Inc. (A)	410	10,525
GMS, Inc. (A)	1,038	62,394
NOW, Inc. (A)	2,659	22,708
Veritiv Corp. (A)	332	40,693

		298,570

Water Utilities - 0.6%
American States Water Co.	888	91,854
California Water Service Group	1,266	90,975
Middlesex Water Co.	420	50,526

		233,355

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.2%
Shenandoah Telecommunications Co.	1,202	$ 30,651
Telephone & Data Systems, Inc.	2,376	47,876

		78,527

Total Common Stocks (Cost $19,223,437)		25,901,191

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 39.7%
U.S. Treasury - 39.7%
U.S. Treasury Note 1.25%, 12/31/2026	$ 17,194,000	17,190,011

Total U.S. Government Obligation (Cost $17,190,028)		17,190,011

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.4%
Money Market Fund - 0.4%
State Street Institutional Treasury Money Market Fund, 0.01% (C)	163,188	163,188

Total Short-Term Investment Company (Cost $163,188)		163,188

OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	218,144	218,144

Total Other Investment Company (Cost $218,144)		218,144

Total Investments (Cost $36,794,797)		43,472,534
Net Other Assets (Liabilities) - (0.5)%		(208,753)

Net Assets - 100.0%		$ 43,263,781

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	2	03/18/2022	$221,533	$224,280	$2,747	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$25,901,191	$—	$—	$25,901,191
U.S. Government Obligation	—	17,190,011	—	17,190,011
Short-Term Investment Company	163,188	—	—	163,188
Other Investment Company	218,144	—	—	218,144

Total Investments	$26,282,523	$17,190,011	$—	$43,472,534

Other Financial Instruments
Futures Contracts (E)	$2,747	$—	$—	$2,747

Total Other Financial Instruments	$2,747	$—	$—	$2,747

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,220,687, collateralized by cash collateral of $218,144 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,031,936. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P EM 100 & Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

2021 was a strong year for global developed markets and a stellar one for U.S. stocks, bolstered by robust corporate earnings, strong economic activity, and historic fiscal and monetary stimuli. The rebound off the 2020 pandemic lows continued in 2021 despite headwinds from COVID-19 variants and supply chain disruptions (both hammering emerging markets), as well as increasing inflation and the need for accelerated Central Bank tapering (which especially affected domestic growth stocks). On a total return basis, the S&P 500® Index led the pack with a gain of 28.71% and reached new record highs 70 times in 2021. Moreover, it has now finished higher in 12 of the last 13 years and has doubled in value over the last three. The MSCI EAFE Index also performed well in 2021, closing the year with a gain of 11.78%, while the MSCI Emerging Markets Index proved to be more sensitive to the inflationary and supply chain pressures. Coupled with China’s economic slowdown, the Index had its weakest return since 2018, at -2.22%. Fixed income investments were also negatively impacted by the environment, with the Bloomberg US Aggregate Bond Index realizing a loss of 1.54% for the year.

The first quarter of 2021 saw a couple of whipsaw events as investors shifted focus from optimism (due to increasing anticipated fiscal stimulus) to the reality of looming inflation concerns, rising yields, and potential vaccine deployment delays. This uncertainty caused elevated volatility repeatedly through the quarter. However, equities rallied starting at the end of March 2021 and through the summer, as investors deemed these economic pressures largely transitory. The equity rally retreated in September (due to the same familiar concerns – supply chains, labor shortages, and persisting inflation), leaving most equity indices with net losses for the third quarter.

Nonetheless, investor sentiment recovered as markets hiked to new highs through most of November 2021. Starting after the Thanksgiving holiday however, the confluence of the new COVID-19 Omicron variant and the needed hawkish pivot from the Federal Reserve resulted in heightened volatility that continued into the third week of December. Equities rebounded to end the year with strong December returns, as data suggested Omicron was a less severe strain of COVID-19, and yearly rebalancing activity buoyed stocks.

PERFORMANCE OVERVIEW

For the year ended December 31, 2021, DeltaShares® S&P EM 100 & Managed Risk ETF (NAV) returned -9.58%. By comparison, the S&P EM 100 (USD) Managed Risk 2.0 Index (the “Underlying Index”) returned -8.66% and the S&P EM 100 (USD) Index returned -8.11%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P EM 100 & Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the S&P EM 100 (USD) Managed Risk 2.0 Index (the “Underlying Index”).

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks and/or U.S. Treasury bill and bonds. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P EM 100 Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all the securities in the Underlying Index in approximately the same proportions as the Underlying Index. The Fund may also use derivatives for a variety of purposes, such as to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions, or for tax management purposes.

The Fund entered 2021 with a 100% allocation to equities, reached a low equity allocation of 59%, and ended the year at 63%. The Fund’s risk management strategy resulted in an average equity allocation to the S&P EM 100 Index of 80% and the Fund returned -9.58% in 2021.

During 2021, the largest contributors to the Fund’s absolute total return were equities within the energy, financials, and information technology sectors. The largest sector detractors to the Fund in 2021 were consumer discretionary, communication services, and health care.

During the year, the fund utilized derivatives. These positions detracted from performance.

Charles Lowery, CFA

Louis Ng

Emma Westwick

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P EM 100 & Managed Risk ETF

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	61.2%
U.S. Government Obligation	37.4
Short-Term Investment Company	3.3
Preferred Stocks	1.1
Other Investment Company	0.0 *
Net Other Assets (Liabilities) ^	(3.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P EM 100 & Managed Risk ETF

(unaudited)

Performance as of December 31, 2021
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	(9.58)%	2.92%	(9.58)%	8.35%	03/20/2019
Fund Market	(9.61)%	2.81%	(9.61)%	8.02%	03/20/2019
S&P EM 100 (USD) Index (A)	(8.11)%	7.82%	(8.11)%	23.33%
S&P EM 100 (USD) Managed Risk 2.0 Index (A)(B)(C)(D)	(8.66)%	4.11%	(8.66)%	11.88%

(A) The S&P EM 100 (USD) Index seeks to measure the performance of 100 of the largest companies from emerging markets plus Korea.

(B) The S&P EM 100 (USD) Managed Risk 2.0 Index is comprised of weightings amongst the S&P EM 100 (USD) Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P EM 100 (USD) Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the Fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at net asset value (NAV), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the Fund’s investment objective will be achieved. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The use of hedging and derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 61.2%
Brazil - 3.0%
Ambev SA, ADR	40,981	$114,747
Banco Bradesco SA, ADR	45,081	154,177
Itau Unibanco Holding SA, ADR	45,056	168,960
Petroleo Brasileiro SA, ADR	38,656	405,863
StoneCo Ltd., A Shares (A)	2,155	36,333
Vale SA, ADR	37,342	523,535

		1,403,615

China - 22.5%
Agricultural Bank of China Ltd., H Shares	286,000	98,313
Alibaba Group Holding Ltd., ADR (A)	9,289	1,103,440
ANTA Sports Products Ltd.	10,600	158,940
Baidu, Inc., ADR (A)	2,535	377,183
Bank of China Ltd., H Shares	716,000	258,066
Bank of Communications Co. Ltd., H Shares	199,000	120,222
BeiGene Ltd., ADR (A)	483	130,859
Bilibili, Inc., ADR (A) (B)	2,020	93,728
BYD Co. Ltd., H Shares	7,000	239,370
China Construction Bank Corp., H Shares	960,000	664,931
China Life Insurance Co. Ltd., H Shares	69,000	114,347
China Merchants Bank Co. Ltd., H Shares	35,000	271,828
China Petroleum & Chemical Corp., H Shares	238,000	110,814
Country Garden Services Holdings Co. Ltd.	17,000	101,830
Great Wall Motor Co. Ltd., H Shares	29,000	99,688
Industrial & Commercial Bank of China Ltd., H Shares	614,000	346,523
JD.com, Inc., ADR (A)	8,344	584,664
LI Ning Co. Ltd.	20,000	218,950
Meituan, Class B (A) (C)	37,500	1,084,168
NetEase, Inc., ADR	3,369	342,897
NIO, Inc., ADR (A)	12,661	401,100
Pinduoduo, Inc., ADR (A)	4,079	237,806
Ping An Insurance Group Co. of China Ltd., H Shares	55,500	399,718
Shenzhou International Group Holdings Ltd.	7,400	142,280
Smoore International Holdings Ltd. (C)	16,000	81,577
Sunny Optical Technology Group Co. Ltd.	6,600	208,761
Tencent Holdings Ltd.	23,500	1,376,910
Trip.Com Group Ltd., ADR (A)	4,293	105,694
Wuxi Biologics Cayman, Inc. (A) (C)	30,500	362,066
Xiaomi Corp., Class B (A) (C)	154,000	373,331
Yum China Holdings, Inc.	3,913	195,024
ZTO Express Cayman, Inc., ADR	3,926	110,792

		10,515,820

Hong Kong - 1.0%
China Mengniu Dairy Co. Ltd. (A)	25,000	141,734
China Resources Land Ltd.	26,000	109,385
Geely Automobile Holdings Ltd.	47,000	128,407
Sino Biopharmaceutical Ltd.	93,500	65,481

		445,007

Hungary - 0.2%
OTP Bank Nyrt (A)	2,057	105,357

India - 4.9%
ICICI Bank Ltd., ADR	23,841	471,813
Infosys Ltd., ADR	34,313	868,462
Reliance Industries Ltd., GDR (C)	15,031	961,233

		2,301,508

	Shares	Value
COMMON STOCKS (continued)
Indonesia - 1.2%
Bank Central Asia Tbk PT	516,000	$ 264,290
Bank Rakyat Indonesia Persero Tbk PT	606,900	175,012
Telkom Indonesia Persero Tbk PT	442,300	125,374

		564,676

Kuwait - 0.7%
Kuwait Finance House KSCP	45,523	125,311
National Bank of Kuwait SAKP	66,877	220,600

		345,911

Malaysia - 0.6%
Malayan Banking Bhd.	63,100	125,715
Public Bank Bhd.	140,800	140,597

		266,312

Mexico - 1.7%
America Movil SAB de CV, Series L	215,967	228,894
Fomento Economico Mexicano SAB de CV	17,080	132,968
Grupo Financiero Banorte SAB de CV, Class O	22,789	148,126
Grupo Mexico SAB de CV, Series B	28,954	126,328
Wal-Mart de Mexico SAB de CV	47,083	175,057

		811,373

Qatar - 0.5%
Qatar National Bank QPSC	41,222	228,583

Republic of Korea - 11.1%
Celltrion, Inc.	955	159,066
Hyundai Mobis Co. Ltd.	617	132,094
Hyundai Motor Co.	1,332	234,185
Kakao Corp. (A)	2,896	274,069
KB Financial Group, Inc.	3,636	168,227
Kia Corp.	2,489	172,110
LG Chem Ltd.	440	227,634
LG Corp.	1,112	75,677
LG Electronics, Inc. (A)	1,005	116,669
LG Household & Health Care Ltd.	78	71,980
NAVER Corp.	1,375	437,802
NCSoft Corp.	149	80,595
POSCO	706	163,026
Samsung Biologics Co. Ltd. (A) (C)	154	116,982
Samsung C&T Corp.	834	83,488
Samsung Electronics Co. Ltd.	24,254	1,597,551
Samsung SDI Co. Ltd. (A)	512	282,111
Shinhan Financial Group Co. Ltd.	4,805	148,748
SK Hynix, Inc. (A)	5,011	552,211
SK Innovation Co. Ltd. (A)	482	96,704

		5,190,929

Republic of South Africa - 1.5%
FirstRand Ltd.	52,156	198,689
MTN Group Ltd. (A)	15,943	170,528
Naspers Ltd., N Shares	2,025	313,647

		682,864

Russian Federation - 4.4%
Gazprom PJSC, ADR	56,129	518,632
Lukoil PJSC, ADR	3,350	299,825
MMC Norilsk Nickel PJSC, ADR	5,591	172,930
Novatek PJSC, GDR	903	211,483
Rosneft Oil Co. PJSC, GDR	20,694	166,421
Sberbank of Russia PJSC, ADR	25,089	402,678

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Russian Federation (continued)
Tatneft PJSC, ADR	2,431	$ 100,911
Yandex NV, Class A (A)	2,986	180,653

		2,053,533

Saudi Arabia - 3.0%
Al Rajhi Bank	11,390	430,189
Saudi Arabian Oil Co. (C)	18,596	177,322
Saudi Basic Industries Corp.	8,368	258,547
Saudi National Bank	20,402	349,960
Saudi Telecom Co.	5,579	167,025

		1,383,043

Taiwan - 4.2%
ASE Technology Holding Co. Ltd., ADR	15,893	124,124
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13,009	1,565,113
United Microelectronics Corp., ADR (B)	21,485	251,375

		1,940,612

Thailand - 0.2%
PTT PCL, NVDR	79,700	90,663

United Arab Emirates - 0.5%
First Abu Dhabi Bank PJSC	40,530	207,889

Total Common Stocks (Cost $22,490,303)		28,537,695

PREFERRED STOCKS - 1.1%
Republic of Korea - 1.1%
Hyundai Motor Co.
0.99% (D)	339	28,803
1.02% (D)	227	18,809
LG Chem Ltd., 3.50% (D)	72	17,383
Samsung Electronics Co. Ltd., 1.52% (D)	7,654	458,435

Total Preferred Stocks (Cost $433,555)		523,430

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 37.4%
U.S. Treasury - 37.4%
U.S. Treasury Note 1.25%, 12/31/2026	$17,478,000	$ 17,473,945

Total U.S. Government Obligation (Cost $17,473,962)		17,473,945

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 3.3%
Money Market Fund - 3.3%
State Street Institutional Treasury Money Market Fund, 0.01% (D)	1,515,521	1,515,521

Total Short-Term Investment Company (Cost $1,515,521)		1,515,521

OTHER INVESTMENT COMPANY - 0.0% (E)
Securities Lending Collateral - 0.0% (E)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	8,265	8,265

Total Other Investment Company (Cost $8,265)		8,265

Total Investments (Cost $41,921,606)		48,058,856
Net Other Assets (Liabilities) - (3.0)%		(1,388,883)

Net Assets - 100.0%		$46,669,973

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI Emerging Markets Index	2	03/18/2022	$121,063	$122,630	$1,567	$—

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Obligation	36.4%	$17,473,945
Banks	12.1	5,796,115
Internet & Direct Marketing Retail	6.9	3,323,725
Oil, Gas & Consumable Fuels	6.5	3,139,871
Interactive Media & Services	5.5	2,646,617
Semiconductors & Semiconductor Equipment	5.2	2,492,823
Technology Hardware, Storage & Peripherals	5.1	2,429,317
Money Market Fund	3.2	1,515,521

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Automobiles	2.8%		$1,322,472
Metals & Mining	2.1		985,819
IT Services	1.9		904,795
Textiles, Apparel & Luxury Goods	1.1		520,170
Entertainment	1.1		517,220
Insurance	1.1		514,065
Chemicals	1.0		503,564
Electronic Equipment, Instruments & Components	1.0		490,872
Life Sciences Tools & Services	1.0		479,048
Wireless Telecommunication Services	0.8		399,422
Hotels, Restaurants & Leisure	0.6		300,718
Diversified Telecommunication Services	0.6		292,399
Biotechnology	0.6		289,925
Beverages	0.5		247,715
Real Estate Management & Development	0.4		211,215
Diversified Financial Services	0.4		198,689
Food & Staples Retailing	0.4		175,057
Industrial Conglomerates	0.3		159,165
Food Products	0.3		141,734
Auto Components	0.3		132,094
Household Durables	0.2		116,669
Air Freight & Logistics	0.2		110,792
Tobacco	0.2		81,577
Personal Products	0.1		71,980
Pharmaceuticals	0.1		65,481

Investments	100.0		48,050,591
Short-Term Investments	0.0	(E)	8,265

Total Investments	100.0%		$48,058,856

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$12,027,407	$16,510,288	$—	$28,537,695
Preferred Stocks	—	523,430	—	523,430
U.S. Government Obligation	—	17,473,945	—	17,473,945
Short-Term Investment Company	1,515,521	—	—	1,515,521
Other Investment Company	8,265	—	—	8,265

Total Investments	$13,551,193	$34,507,663	$—	$48,058,856

Other Financial Instruments
Futures Contracts (G)	$1,567	$—	$—	$1,567

Total Other Financial Instruments	$1,567	$—	$—	$1,567

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $246,145, collateralized by cash collateral of $8,265 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $244,176. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $3,156,679, representing 6.8% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2021.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depository Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

2021 was a strong year for global developed markets and a stellar one for U.S. stocks, bolstered by robust corporate earnings, strong economic activity, and historic fiscal and monetary stimuli. The rebound off the 2020 pandemic lows continued in 2021 despite headwinds from COVID-19 variants and supply chain disruptions (both hammering emerging markets), as well as increasing inflation and the need for accelerated Central Bank tapering (which especially affected domestic growth stocks). On a total return basis, the S&P 500® Index led the pack with a gain of 28.71% and reached new record highs 70 times in 2021. Moreover, it has now finished higher in 12 of the last 13 years and has doubled in value over the last three. The MSCI EAFE Index also performed well in 2021, closing the year with a gain of 11.78%, while the MSCI Emerging Markets Index proved to be more sensitive to the inflationary and supply chain pressures. Coupled with China’s economic slowdown, the Index had its weakest return since 2018, at -2.22%. Fixed income investments were also negatively impacted by the environment, with the Bloomberg US Aggregate Bond Index realizing a loss of 1.54% for the year.

The first quarter of 2021 saw a couple of whipsaw events as investors shifted focus from optimism (due to increasing anticipated fiscal stimulus) to the reality of looming inflation concerns, rising yields, and potential vaccine deployment delays. This uncertainty caused elevated volatility repeatedly through the quarter. However, equities rallied starting at the end of March 2021 and through the summer, as investors deemed these economic pressures largely transitory. The equity rally retreated in September (due to the same familiar concerns – supply chains, labor shortages, and persisting inflation), leaving most equity indices with net losses for the third quarter.

Nonetheless, investor sentiment recovered as markets hiked to new highs through most of November 2021. Starting after the Thanksgiving holiday however, the confluence of the new COVID-19 Omicron variant and the needed hawkish pivot from the Federal Reserve resulted in heightened volatility that continued into the third week of December. Equities rebounded to end the year with strong December returns, as data suggested Omicron was a less severe strain of COVID-19 and yearly rebalancing activity buoyed stocks.

PERFORMANCE OVERVIEW

For the year ended December 31, 2021, DeltaShares® S&P International Managed Risk ETF (NAV) returned 10.15%. By comparison, the S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index (the “Underlying Index”) returned 11.00% and the S&P EPAC Ex. Korea LargeMidCap Index returned 11.49%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P International Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index (the “Underlying Index”).

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks and/or U.S. Treasury bill and bonds. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of managing the volatility of the Underlying Index and of limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P EPAC Ex. Korea LargeMidCap Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all the securities in the Underlying Index in approximately the same proportions as the Underlying Index. The Fund may also use derivatives for a variety of purposes, such as to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions, or for tax management purposes.

The Fund entered 2021 with a 96% allocation to equities, reached a low equity allocation of 91%, and ended the year at 100%. The Fund’s risk management strategy resulted in an average equity allocation to the S&P EPAC Ex. Korea LargeMidCap Index of 99% and the Fund returned 10.15% in 2021.

During 2021, the largest contributors to the Fund’s absolute total return were equities within financials, industrials, and information technology sectors. The largest sector detractors to the Fund in 2021 were communication services and utilities.

During the year, the fund utilized derivatives. These positions added to performance.

Charles Lowery, CFA

Louis Ng

Emma Westwick

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.9%
Other Investment Company	1.3
Preferred Stocks	0.4
Short-Term Investment Company	0.0 *
Right	0.0 *
Net Other Assets (Liabilities) ^	(0.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

(unaudited)

Performance as of December 31, 2021
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	10.15%	3.57%	10.15%	16.79%	07/31/2017
Fund Market	11.58%	3.58%	11.58%	16.82%	07/31/2017
S&P EPAC Ex. Korea LargeMidCap Index (A)	11.49%	7.70%	11.49%	38.84%
S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index (A)(B)(C)(D)	11.00%	4.26%	11.00%	20.23%

(A) The S&P EPAC Ex. Korea LargeMidCap Index is designed to measure the performance of developed markets within the Europe and Asia Pacific regions, excluding Korea.

(B) The S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index is comprised of weightings amongst the S&P EPAC Ex. Korea LargeMidCap Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the Fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. The principal risks include risks related to: Equity securities, geographic focus, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 98.9%
Australia - 7.4%
Afterpay Ltd. (A)	2,471	$149,131
AGL Energy Ltd.	6,442	28,758
Allkem Ltd. (A)	5,801	43,863
ALS Ltd.	4,720	44,886
Alumina Ltd.	22,997	31,183
Ampol Ltd.	2,332	50,288
APA Group (B)	11,545	84,442
Aristocrat Leisure Ltd.	6,552	207,551
ASX Ltd. (B)	1,894	127,926
Atlas Arteria Ltd.	9,384	47,213
Atlassian Corp. PLC, Class A (A)	1,374	523,892
Aurizon Holdings Ltd.	18,010	45,699
AusNet Services Ltd. (B)	18,737	35,010
Australia & New Zealand Banking Group Ltd.	27,608	552,192
Bank of Queensland Ltd. (B)	6,271	36,885
Bendigo & Adelaide Bank Ltd. (B)	5,487	36,303
BHP Group Ltd. (B)	28,867	870,992
BHP Group PLC	20,663	615,574
BlueScope Steel Ltd.	4,876	74,092
Boral Ltd. (A)	3,238	14,361
Brambles Ltd.	14,035	108,470
carsales.com Ltd.	2,765	50,438
Charter Hall Group, REIT	4,557	68,185
CIMIC Group Ltd.	640	7,864
Cochlear Ltd. (B)	644	101,192
Coles Group Ltd.	13,052	170,241
Commonwealth Bank of Australia	16,696	1,226,022
Computershare Ltd.	5,612	81,604
Crown Resorts Ltd. (A) (B)	3,512	30,539
CSL Ltd.	4,684	990,048
Dexus, REIT	10,524	85,084
Domino’s Pizza Enterprises Ltd. (B)	618	53,033
Endeavour Group Ltd. (B)	12,442	60,970
Evolution Mining Ltd.	17,934	52,938
Fortescue Metals Group Ltd.	16,569	231,413
Goodman Group, REIT	16,635	320,504
GPT Group, REIT	18,743	73,859
Harvey Norman Holdings Ltd. (B)	6,340	22,771
IDP Education Ltd.	2,043	51,468
IGO Ltd.	6,594	54,989
Incitec Pivot Ltd.	19,004	44,767
Insurance Australia Group Ltd. (B)	24,120	74,705
JB Hi-Fi Ltd.	1,124	39,487
Lendlease Corp. Ltd. (B)	6,740	52,384
Macquarie Group Ltd.	3,463	517,151
Magellan Financial Group Ltd. (B)	1,413	21,820
Medibank Pvt Ltd.	26,947	65,633
Mineral Resources Ltd.	1,626	66,202
Mirvac Group, REIT	38,577	81,618
National Australia Bank Ltd.	32,113	673,349
Newcrest Mining Ltd.	8,003	142,439
NEXTDC Ltd. (A)	4,477	41,631
Northern Star Resources Ltd.	11,395	77,959
Orica Ltd. (B)	3,987	39,684
Origin Energy Ltd. (B)	17,233	65,653
OZ Minerals Ltd.	3,265	66,989
Pilbara Minerals Ltd. (A)	25,278	58,811
Pro Medicus Ltd. (B)	470	21,337

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Qantas Airways Ltd. (A)	9,042	$ 32,936
QBE Insurance Group Ltd.	14,447	119,217
Qube Holdings Ltd.	18,788	43,302
Ramsay Health Care Ltd.	1,814	94,299
REA Group Ltd. (B)	504	61,429
Reece Ltd.	2,781	54,653
Rio Tinto Ltd.	3,632	264,355
Santos Ltd. (B)	29,825	136,828
Scentre Group, REIT	50,785	116,677
SEEK Ltd.	3,463	82,533
Seven Group Holdings Ltd. (B)	1,528	23,996
Sonic Healthcare Ltd.	4,693	159,104
South32 Ltd.	45,632	133,039
Stockland, REIT	23,357	72,002
Suncorp Group Ltd.	12,553	101,032
Sydney Airport (A) (B)	12,939	81,655
Tabcorp Holdings Ltd. (B)	21,778	79,485
Telstra Corp. Ltd.	40,730	123,781
TPG Telecom Ltd.	3,639	15,583
Transurban Group	30,036	301,797
Treasury Wine Estates Ltd.	7,063	63,573
Vicinity Centres, REIT (B)	37,861	46,520
Washington H Soul Pattinson & Co. Ltd. (B)	2,401	51,689
Wesfarmers Ltd.	11,094	478,307
Westpac Banking Corp.	35,895	557,181
WiseTech Global Ltd.	1,590	67,719
Woodside Petroleum Ltd. (B)	9,487	151,263
Woolworths Group Ltd.	11,859	327,726
Worley Ltd.	3,638	28,116

		13,483,289

Austria - 0.4%
ams AG (A)	2,683	48,866
ANDRITZ AG	702	36,227
BAWAG Group AG (C)	680	41,913
CA Immobilien Anlagen AG	458	17,188
Erste Group Bank AG	3,321	156,164
EVN AG	370	11,192
Mayr Melnhof Karton AG	84	16,870
Oesterreichische Post AG	311	13,369
OMV AG	1,409	80,035
Raiffeisen Bank International AG	1,319	38,819
Strabag SE	141	5,877
Telekom Austria AG (A)	1,365	11,828
Verbund AG	666	74,904
Vienna Insurance Group AG Wiener Versicherung Gruppe	351	9,939
voestalpine AG	1,083	39,411
Wienerberger AG	1,127	41,448

		644,050

Belgium - 0.9%
Ackermans & van Haaren NV	220	42,206
Ageas SA	1,775	91,944
Anheuser-Busch InBev SA	8,493	513,528
D’ieteren Group	233	45,468
Elia Group SA (B)	329	43,288
Etablissements Franz Colruyt NV	562	23,813
Groupe Bruxelles Lambert SA	1,010	112,744

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Belgium (continued)
KBC Group NV	3,302	$ 283,355
Proximus SADP	1,521	29,647
Sofina SA	154	75,656
Solvay SA (B)	715	83,098
UCB SA	1,237	141,164
Umicore SA (B)	1,953	79,399
Warehouses de Pauw CVA, REIT	1,374	65,907

		1,631,217

Chile - 0.0% (D)
Antofagasta PLC	3,376	61,205

China - 0.1%
China Evergrande New Energy Vehicle Group Ltd. (A) (B)	32,500	14,674
ENN Energy Holdings Ltd.	7,400	139,338
Fosun International Ltd.	23,000	24,810

		178,822

Czech Republic - 0.0% (D)
Avast PLC (C)	6,381	52,479

Denmark - 2.5%
AP Moller - Maersk A/S, Class A	30	99,904
AP Moller - Maersk A/S, Class B	58	207,958
Carlsberg AS, Class B	982	169,591
Chr Hansen Holding A/S	1,006	79,277
Coloplast A/S, Class B	1,162	204,497
Danske Bank A/S	6,663	115,070
Demant A/S (A)	987	50,571
DSV A/S	2,089	487,894
Genmab A/S (A)	643	258,567
GN Store Nord A/S	1,352	85,024
Novo Nordisk A/S, Class B	16,126	1,812,256
Novozymes A/S, B Shares	2,054	168,710
Orsted AS (C)	1,850	236,248
Pandora A/S	978	121,931
ROCKWOOL International A/S, B Shares	69	30,173
Tryg A/S	3,522	86,970
Vestas Wind Systems A/S	9,879	302,099

		4,516,740

Finland - 1.3%
Elisa OYJ	1,473	90,656
Fortum OYJ	4,258	130,691
Huhtamaki OYJ	938	41,484
Kesko OYJ, B Shares	2,672	89,153
Kojamo OYJ	1,475	35,627
Kone OYJ, Class B	3,945	282,813
Metso Outotec OYJ	6,893	73,276
Neste OYJ	4,214	207,788
Nokia OYJ (A)	52,742	334,319
Nordea Bank Abp	34,496	421,015
Orion OYJ, Class B (B)	1,039	43,150
Sampo OYJ, A Shares	4,933	247,168
Stora Enso OYJ, R Shares	5,990	109,943
UPM-Kymmene OYJ	5,221	198,663
Wartsila OYJ Abp	4,746	66,709

		2,372,455

France - 9.8%
Aeroports de Paris (A) (B)	252	32,469

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Air Liquide SA	4,636	$ 808,312
Airbus SE (A)	5,999	766,527
Alstom SA (B)	2,885	102,427
Amundi SA (C)	596	49,172
AXA SA	20,122	599,184
BioMerieux	463	65,763
BNP Paribas SA	11,249	777,392
Bollore SA	8,939	50,014
Bouygues SA	2,133	76,384
Bureau Veritas SA	2,832	93,976
Capgemini SE	1,536	376,422
Carrefour SA	6,073	111,225
Christian Dior SE	35	29,055
Cie de Saint-Gobain	5,210	366,568
Cie Generale des Etablissements Michelin SCA	1,745	286,053
Credit Agricole SA	13,613	194,283
Danone SA	6,728	417,672
Dassault Systemes SE	6,764	402,370
Electricite de France SA	4,634	54,437
Engie SA	17,392	257,393
EssilorLuxottica SA	2,942	626,438
Hermes International	341	595,638
Kering SA	722	580,406
L’Oreal SA	2,401	1,138,447
Legrand SA	2,617	306,236
LVMH Moet Hennessy Louis Vuitton SE	2,617	2,163,590
Orange SA	18,477	197,786
Pernod Ricard SA	1,973	474,541
Publicis Groupe SA	2,305	155,178
Safran SA	3,427	419,571
Sanofi	11,249	1,133,147
Sartorius Stedim Biotech	234	128,369
Schneider Electric SE	5,567	1,091,808
Societe Generale SA	7,764	266,687
Sodexo SA	808	70,807
Teleperformance	575	256,325
Thales SA	1,044	88,805
TotalEnergies SE	24,282	1,232,390
Veolia Environnement SA	6,345	232,773
Vinci SA	5,093	538,112
Vivendi SE	7,917	107,048
Worldline SA (A) (C)	2,442	136,103

		17,857,303

Germany - 7.5%
adidas AG	1,823	524,913
Allianz SE	4,033	952,351
Auto1 Group SE (A) (C)	1,000	22,107
BASF SE	8,985	631,252
Bayer AG	9,610	513,639
Bayerische Motoren Werke AG	3,121	314,069
Beiersdorf AG	961	98,772
BioNTech SE, ADR (A)	803	207,013
Brenntag SE	1,511	136,743
Carl Zeiss Meditec AG	359	75,466
Continental AG (A)	1,056	111,814
Covestro AG (C)	1,890	116,493
CureVac NV (A)	823	28,237
Daimler AG	8,163	627,435

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Daimler Truck Holding AG (A)	4,081	$ 149,855
Delivery Hero SE (A) (C)	1,856	206,843
Deutsche Bank AG (A)	20,217	253,312
Deutsche Boerse AG	1,859	310,977
Deutsche Post AG	9,696	623,426
Deutsche Telekom AG	33,169	614,832
Deutsche Wohnen SE	470	19,765
E.ON SE	21,962	304,498
Evonik Industries AG	1,869	60,511
Fresenius Medical Care AG & Co. KGaA	1,949	126,645
Fresenius SE & Co. KGaA	4,042	162,718
Hannover Rueck SE	590	112,149
Hapag-Lloyd AG (C)	69	21,735
HeidelbergCement AG	1,436	97,197
HelloFresh SE (A)	1,701	130,648
Henkel AG & Co. KGaA	966	75,469
Infineon Technologies AG	12,775	592,150
KION Group AG	706	77,460
Knorr-Bremse AG	647	63,938
Merck KGaA	1,264	326,295
MTU Aero Engines AG	523	106,699
Muenchener Rueckversicherungs-Gesellschaft AG	1,370	405,850
Puma SE	1,003	122,616
RWE AG	6,615	268,707
SAP SE	10,695	1,519,078
Sartorius AG	7	3,972
Siemens AG	7,816	1,357,074
Siemens Healthineers AG (C)	2,759	206,513
Symrise AG	1,299	192,482
Talanx AG (A)	519	25,107
Traton SE	489	12,312
Uniper SE	895	42,544
Vantage Towers AG	940	34,421
Volkswagen AG	289	84,923
Vonovia SE	7,597	419,006
Zalando SE (A) (C)	1,896	153,387

		13,645,418

Hong Kong - 2.5%
AIA Group Ltd.	118,400	1,193,674
Bank of East Asia Ltd.	14,200	20,399
BOC Hong Kong Holdings Ltd.	35,000	114,702
Budweiser Brewing Co. APAC Ltd. (B) (C)	16,800	44,067
Chow Tai Fook Jewellery Group Ltd. (B)	21,600	38,843
CK Asset Holdings Ltd.	19,000	119,781
CK Hutchison Holdings Ltd.	26,500	170,972
CK Infrastructure Holdings Ltd.	6,000	38,210
CLP Holdings Ltd.	16,500	166,666
Futu Holdings Ltd., ADR (A) (B)	598	25,893
Galaxy Entertainment Group Ltd. (A)	20,000	103,639
Hang Lung Properties Ltd.	18,000	37,033
Hang Seng Bank Ltd.	7,100	129,955
Henderson Land Development Co. Ltd.	13,000	55,360
HK Electric Investments & HK Electric Investments Ltd.	22,500	22,078
HKT Trust & HKT Ltd.	36,000	48,392
Hong Kong & China Gas Co. Ltd.	105,550	164,357
Hong Kong Exchanges & Clearing Ltd.	11,700	683,424

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hongkong Land Holdings Ltd.	11,400	$ 59,280
Jardine Matheson Holdings Ltd.	2,500	137,525
Link, REIT	20,500	180,512
Man Wah Holdings Ltd.	15,600	24,172
Melco Resorts & Entertainment Ltd., ADR (A)	2,016	20,523
MTR Corp. Ltd.	15,000	80,519
New World Development Co. Ltd.	14,000	55,398
Orient Overseas International Ltd.	1,500	36,806
Power Assets Holdings Ltd.	13,500	84,155
Sino Land Co. Ltd.	30,000	37,364
Sun Hung Kai Properties Ltd.	15,000	182,009
Swire Pacific Ltd., Class A	5,000	28,443
Swire Pacific Ltd., Class B	10,000	9,800
Swire Properties Ltd.	10,400	26,066
Techtronic Industries Co. Ltd.	17,000	338,417
Wharf Holdings Ltd.	13,000	39,936
Wharf Real Estate Investment Co. Ltd.	15,000	76,190

		4,594,560

Ireland - 1.2%
CRH PLC	7,570	400,472
DCC PLC	991	81,207
Experian PLC	9,485	466,601
Flutter Entertainment PLC (A)	1,493	236,000
ICON PLC (A)	796	246,521
James Hardie Industries PLC, CDI	4,355	175,097
Kerry Group PLC, Class A	1,505	193,826
Kingspan Group PLC	1,508	180,064
Ryanair Holdings PLC, ADR (A)	1,104	112,972
Smurfit Kappa Group PLC	2,534	139,588

		2,232,348

Israel - 1.1%
AFI Properties Ltd.	95	6,288
Airport City Ltd. (A)	645	14,442
Alony Hetz Properties & Investments Ltd.	1,461	27,193
Amot Investments Ltd.	1,860	15,108
Ashtrom Group Ltd.	395	10,711
Azrieli Group Ltd.	356	33,971
Bank Hapoalim BM	11,635	119,999
Bank Leumi Le-Israel BM	14,212	152,741
Bezeq The Israeli Telecommunication Corp. Ltd. (A)	20,019	33,054
Big Shopping Centers Ltd.	108	17,628
Camtek Ltd. (A) (B)	236	10,865
Check Point Software Technologies Ltd. (A)	1,013	118,075
Clal Insurance Enterprises Holdings Ltd. (A)	596	15,281
Cognyte Software Ltd. (A)	653	10,233
CyberArk Software Ltd. (A)	389	67,406
Elbit Systems Ltd.	242	41,909
Elco Ltd.	94	6,916
Electra Ltd.	19	13,174
Energix-Renewable Energies Ltd.	2,244	9,553
Enlight Renewable Energy Ltd. (A)	9,046	22,246
Fattal Holdings 1998 Ltd. (A)	57	5,754
First International Bank of Israel Ltd.	510	21,220
Fiverr International Ltd. (A)	311	35,361
Formula Systems 1985 Ltd.	94	11,471
Fox Wizel Ltd.	72	12,952

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Israel (continued)
Gav-Yam Lands Corp. Ltd.	566	$ 6,983
Global-e Online Ltd. (A)	271	17,179
Harel Insurance Investments & Financial Services Ltd.	1,128	12,808
ICL Group Ltd.	6,783	65,402
Inmode Ltd. (A)	486	34,302
Israel Corp. Ltd. (A)	42	18,150
Israel Discount Bank Ltd., A Shares	11,387	76,611
JFrog Ltd. (A)	424	12,593
Kornit Digital Ltd. (A)	453	68,969
Matrix IT Ltd.	312	9,468
Maytronics Ltd.	470	11,598
Melisron Ltd. (A)	223	20,778
Menora Mivtachim Holdings Ltd.	217	5,133
Migdal Insurance & Financial Holdings Ltd.	3,299	5,439
Mivne Real Estate KD Ltd.	5,785	24,869
Mizrahi Tefahot Bank Ltd.	1,455	56,098
Monday.com Ltd. (A)	35	10,805
Nano Dimension Ltd., ADR (A) (B)	2,509	9,534
Nice Ltd. (A)	617	188,664
Nova Ltd. (A)	263	37,915
OPC Energy Ltd. (A)	811	9,094
Phoenix Holdings Ltd.	1,531	19,789
Plus500 Ltd.	1,045	19,257
Radware Ltd. (A)	395	16,448
Riskified Ltd., A Shares (A)	176	1,383
Sapiens International Corp. NV	300	10,439
Shapir Engineering & Industry Ltd.	1,397	12,352
Shikun & Binui Ltd. (A)	2,230	14,280
Shufersal Ltd.	2,595	21,594
SimilarWeb Ltd. (A)	80	1,433
Strauss Group Ltd.	489	15,240
Taboola.com Ltd. (A)	1,293	10,060
Taro Pharmaceutical Industries Ltd. (A)	81	4,059
Teva Pharmaceutical Industries Ltd., ADR (A)	10,791	86,436
Tower Semiconductor Ltd. (A)	1,056	41,902
Tremor International Ltd., ADR (A)	513	7,772
WalkMe Ltd. (A)	89	1,747
Wix.com Ltd. (A)	557	87,889
ZIM Integrated Shipping Services Ltd.	754	44,380

		1,952,403

Italy - 2.0%
A2A SpA	15,323	29,972
Amplifon SpA	908	48,996
Assicurazioni Generali SpA	11,909	252,304
Atlantia SpA (A)	4,928	97,820
Banca Mediolanum SpA	2,105	20,778
Davide Campari-Milano NV	5,227	76,412
DiaSorin SpA	192	36,561
Enel SpA	75,583	605,625
Eni SpA	24,689	343,093
Ferrari NV	1,252	323,909
FinecoBank Banca Fineco SpA	5,966	104,719
Hera SpA	7,868	32,757
Infrastrutture Wireless Italiane SpA (C)	3,475	42,205
Intesa Sanpaolo SpA	167,262	432,538
Mediobanca Banca di Credito Finanziario SpA	7,030	80,824
Moncler SpA	2,061	150,048

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Nexi SpA (A) (C)	4,477	$ 71,226
Pirelli & C SpA (C)	4,304	29,896
Poste Italiane SpA (C)	4,472	58,687
Prada SpA	5,000	32,002
Prysmian SpA	2,623	98,763
Recordati Industria Chimica e Farmaceutica SpA	982	63,095
Snam SpA	20,054	120,869
Telecom Italia SpA	157,934	76,884
Terna - Rete Elettrica Nazionale (B)	13,763	111,343
UniCredit SpA	21,776	335,399
UnipolSai Assicurazioni SpA (B)	4,152	11,710

		3,688,435

Japan - 24.7%
ABC-Mart, Inc.	300	12,844
Acom Co. Ltd.	4,400	12,647
Activia Properties, Inc., REIT	7	25,288
Advance Residence Investment Corp., REIT	14	46,199
Advantest Corp.	2,000	189,310
Aeon Co. Ltd.	8,500	199,961
Aeon Mall Co. Ltd.	900	12,825
AGC, Inc. (B)	2,200	104,885
Air Water, Inc. (B)	2,200	33,930
Aisin Corp.	1,800	68,933
Ajinomoto Co., Inc.	5,400	163,986
Alfresa Holdings Corp.	2,100	27,956
Amada Co. Ltd.	3,500	34,619
ANA Holdings, Inc. (A)	1,600	33,409
Aozora Bank Ltd. (B)	1,200	26,239
Asahi Group Holdings Ltd.	5,000	194,260
Asahi Intecc Co. Ltd. (B)	2,300	49,353
Asahi Kasei Corp.	13,600	127,668
Asics Corp.	1,900	42,074
Astellas Pharma, Inc.	18,200	295,629
Azbil Corp.	1,300	59,155
Bandai Namco Holdings, Inc.	2,200	171,828
Bank of Kyoto Ltd.	700	32,400
BayCurrent Consulting, Inc.	100	38,644
Benefit One, Inc.	800	34,284
Bridgestone Corp.	5,900	253,563
Brother Industries Ltd.	2,600	49,921
Calbee, Inc.	1,100	25,495
Canon Marketing Japan, Inc.	500	9,947
Canon, Inc. (B)	10,200	248,102
Capcom Co. Ltd.	1,600	37,626
Casio Computer Co. Ltd.	2,300	29,540
Central Japan Railway Co.	2,000	266,510
Chiba Bank Ltd.	7,300	41,776
Chubu Electric Power Co., Inc.	7,000	73,675
Chugai Pharmaceutical Co. Ltd. (B)	6,200	201,094
Chugoku Electric Power Co., Inc.	3,200	25,871
Coca-Cola Bottlers Japan Holdings, Inc.	1,500	17,194
COMSYS Holdings Corp.	1,200	26,688
Concordia Financial Group Ltd.	11,800	42,833
Cosmos Pharmaceutical Corp. (B)	200	29,404
CyberAgent, Inc.	4,000	66,484
Dai Nippon Printing Co. Ltd.	2,700	67,831
Dai-ichi Life Holdings, Inc.	10,900	220,120
Daifuku Co. Ltd.	1,200	97,955

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Daiichi Sankyo Co. Ltd.	17,900	$ 454,670
Daikin Industries Ltd.	2,900	657,036
Daito Trust Construction Co. Ltd.	700	80,057
Daiwa House Industry Co. Ltd.	6,500	186,722
Daiwa House Investment Corp., REIT	21	63,553
Daiwa Office Investment Corp., REIT	3	18,236
Daiwa Securities Group, Inc.	15,000	84,499
Denso Corp.	5,100	422,022
Dentsu Group, Inc. (B)	2,400	85,450
DIC Corp.	800	20,119
Disco Corp.	300	91,572
Dowa Holdings Co. Ltd.	600	25,192
East Japan Railway Co.	3,700	227,260
Ebara Corp.	800	44,392
Eisai Co. Ltd.	2,900	164,473
Electric Power Development Co. Ltd., Class C	1,700	22,543
ENEOS Holdings, Inc.	31,600	118,080
EXEO Group, Inc.	1,100	23,155
Ezaki Glico Co. Ltd.	600	19,070
Fancl Corp.	800	23,829
FANUC Corp.	1,900	402,258
Fast Retailing Co. Ltd.	600	340,289
Food & Life Cos. Ltd.	1,100	41,553
FP Corp.	500	17,021
Freee KK (A)	400	22,092
Fuji Electric Co. Ltd.	1,500	81,803
Fuji Media Holdings, Inc.	500	4,811
FUJIFILM Holdings Corp.	3,900	288,753
Fujitsu Ltd.	1,800	308,402
Fukuoka Financial Group, Inc.	1,900	32,521
GLP J-REIT	44	75,998
GMO internet, Inc.	600	14,146
GMO Payment Gateway, Inc.	400	49,846
Goldwin, Inc.	400	23,134
Hakuhodo DY Holdings, Inc. (B)	3,000	49,915
Hamamatsu Photonics KK	1,400	89,236
Hankyu Hanshin Holdings, Inc.	2,400	68,047
Harmonic Drive Systems, Inc. (B)	500	21,102
Haseko Corp.	2,200	27,243
Hikari Tsushin, Inc.	200	30,759
Hino Motors Ltd.	2,800	23,051
Hirose Electric Co. Ltd.	300	50,384
Hisamitsu Pharmaceutical Co., Inc.	800	27,615
Hitachi Construction Machinery Co. Ltd.	1,000	28,874
Hitachi Ltd.	9,500	513,959
Hitachi Metals Ltd. (A) (B)	2,000	37,011
Hitachi Transport System Ltd.	400	18,757
Honda Motor Co. Ltd.	16,800	471,226
Hoshizaki Corp.	600	45,070
House Foods Group, Inc.	800	20,154
Hoya Corp.	3,600	534,896
Hulic Co. Ltd.	5,800	55,001
Ibiden Co. Ltd.	1,300	77,218
Idemitsu Kosan Co. Ltd.	2,400	61,211
IHI Corp.	1,500	30,168
Iida Group Holdings Co. Ltd.	1,800	41,829
Industrial & Infrastructure Fund Investment Corp., REIT	20	38,574

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Inpex Corp.	10,600	$ 92,234
Isetan Mitsukoshi Holdings Ltd.	3,900	28,787
Isuzu Motors Ltd.	6,100	75,803
Ito En Ltd.	600	31,471
ITOCHU Corp.	14,600	446,032
Itochu Techno-Solutions Corp.	900	28,918
Japan Airlines Co. Ltd. (A)	1,400	26,698
Japan Airport Terminal Co. Ltd. (A) (B)	900	37,515
Japan Exchange Group, Inc.	5,200	113,704
Japan Metropolitan Fund Investment Corp., REIT	68	58,519
Japan Post Bank Co. Ltd.	3,300	30,233
Japan Post Holdings Co. Ltd.	11,800	91,896
Japan Post Insurance Co. Ltd.	2,000	32,131
Japan Prime Realty Investment Corp., REIT (B)	9	31,184
Japan Real Estate Investment Corp., REIT	14	79,389
Japan Tobacco, Inc. (B)	10,800	217,819
JCR Pharmaceuticals Co. Ltd.	700	13,519
JFE Holdings, Inc.	5,600	71,340
JSR Corp.	2,100	79,784
JTEKT Corp.	2,400	20,946
Justsystems Corp.	300	14,016
Kajima Corp.	4,900	56,210
Kakaku.com, Inc. (B)	1,300	34,658
Kamigumi Co. Ltd.	1,100	20,805
Kansai Electric Power Co., Inc.	8,100	75,545
Kansai Paint Co. Ltd.	2,500	54,275
Kao Corp.	4,600	240,436
Kawasaki Heavy Industries Ltd.	1,600	28,872
Kawasaki Kisen Kaisha Ltd. (A)	800	48,074
KDDI Corp.	16,200	472,966
Keihan Holdings Co. Ltd.	1,100	25,276
Keikyu Corp. (B)	2,700	26,964
Keio Corp. (B)	1,200	52,833
Keisei Electric Railway Co. Ltd.	1,700	45,912
Kenedix Office Investment Corp., REIT	4	24,697
Kewpie Corp.	1,100	23,690
Keyence Corp.	1,900	1,192,584
Kikkoman Corp.	1,900	159,550
Kinden Corp.	1,300	19,508
Kintetsu Group Holdings Co. Ltd. (A)	1,900	53,046
Kirin Holdings Co. Ltd. (B)	8,100	129,918
Kobayashi Pharmaceutical Co. Ltd.	600	47,102
Kobe Bussan Co. Ltd.	1,200	46,424
Koei Tecmo Holdings Co. Ltd.	650	25,542
Koito Manufacturing Co. Ltd.	1,300	68,751
Komatsu Ltd.	9,500	222,207
Konami Holdings Corp.	1,000	47,935
Kose Corp.	300	33,998
Kubota Corp.	11,200	248,354
Kuraray Co. Ltd.	3,500	30,363
Kurita Water Industries Ltd.	1,000	47,414
Kyocera Corp.	3,400	212,199
Kyowa Kirin Co. Ltd.	2,500	68,060
Kyushu Electric Power Co., Inc.	4,600	34,234
Kyushu Railway Co.	1,500	31,158
Lasertec Corp.	800	245,165
Lawson, Inc.	500	23,664
Lion Corp.	2,900	38,707

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Lixil Corp.	2,900	$ 77,187
M3, Inc.	4,200	211,286
Makita Corp.	2,700	114,490
Marubeni Corp.	17,000	165,269
Marui Group Co. Ltd.	2,200	41,362
MatsukiyoCocokara & Co.	1,300	48,092
Mazda Motor Corp. (A)	5,900	45,343
McDonald’s Holdings Co. Japan Ltd. (B)	700	30,941
Mebuki Financial Group, Inc.	11,500	23,668
Medipal Holdings Corp.	2,100	39,299
MEIJI Holdings Co. Ltd.	1,400	83,401
Mercari, Inc. (A) (B)	1,100	55,977
Minebea Mitsumi, Inc.	4,000	113,412
MISUMI Group, Inc.	2,800	114,767
Mitsubishi Chemical Holdings Corp.	13,900	102,842
Mitsubishi Corp.	14,500	459,850
Mitsubishi Electric Corp.	21,000	265,976
Mitsubishi Estate Co. Ltd.	13,600	188,313
Mitsubishi Gas Chemical Co., Inc.	2,000	33,833
Mitsubishi HC Capital, Inc.	7,750	38,294
Mitsubishi Heavy Industries Ltd.	3,300	76,199
Mitsubishi Logistics Corp.	800	20,043
Mitsubishi Materials Corp.	1,300	22,296
Mitsubishi Motors Corp. (A)	6,700	18,677
Mitsubishi UFJ Financial Group, Inc.	126,200	684,837
Mitsui & Co. Ltd.	16,100	380,777
Mitsui Chemicals, Inc.	2,000	53,667
Mitsui Fudosan Co. Ltd.	9,400	185,992
Mitsui O.S.K. Lines Ltd.	1,200	88,993
Miura Co. Ltd.	1,100	37,827
Mizuho Financial Group, Inc.	24,800	315,074
Money Forward, Inc. (A)	400	24,037
MonotaRO Co. Ltd.	2,400	43,204
MS&AD Insurance Group Holdings, Inc.	4,600	141,769
Murata Manufacturing Co. Ltd.	6,300	500,969
Nabtesco Corp. (B)	1,200	35,483
Nagoya Railroad Co. Ltd. (A)	1,900	28,874
NEC Corp.	2,700	124,502
NET One Systems Co. Ltd.	800	21,536
Nexon Co. Ltd.	4,600	88,840
NGK Insulators Ltd.	2,600	43,892
NGK Spark Plug Co. Ltd.	1,700	29,570
NH Foods Ltd.	1,000	35,952
Nichirei Corp.	1,200	27,750
Nidec Corp.	5,400	633,998
Nifco, Inc.	900	28,214
Nihon M&A Center Holdings, Inc.	2,900	71,043
Nihon Unisys Ltd.	800	22,439
Nikon Corp.	3,400	36,612
Nintendo Co. Ltd.	1,100	512,483
Nippo Corp.	500	17,324
Nippon Building Fund, Inc., REIT	16	93,092
Nippon Express Co. Ltd. (A)	800	47,345
Nippon Paint Holdings Co. Ltd.	14,100	153,544
Nippon Prologis, Inc., REIT	25	88,359
Nippon Sanso Holdings Corp.	2,100	45,828
Nippon Shinyaku Co. Ltd.	600	41,735
Nippon Steel Corp.	9,300	151,709

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Nippon Telegraph & Telephone Corp.	11,700	$ 320,047
Nippon Television Holdings, Inc.	500	5,071
Nippon Yusen KK	1,700	129,321
Nissan Chemical Corp.	1,400	81,212
Nissan Motor Co. Ltd. (A)	23,500	113,424
Nisshin Seifun Group, Inc.	2,600	37,435
Nissin Foods Holdings Co. Ltd.	800	58,287
Nitori Holdings Co. Ltd.	900	134,623
Nitto Denko Corp.	1,500	115,800
NOF Corp.	800	40,363
Nomura Holdings, Inc.	30,000	130,702
Nomura Real Estate Holdings, Inc.	1,100	25,285
Nomura Real Estate Master Fund, Inc., REIT	46	64,633
Nomura Research Institute Ltd.	4,200	179,992
NS Solutions Corp.	300	9,235
NSK Ltd.	4,800	30,762
NTT Data Corp.	6,300	134,912
Obayashi Corp.	7,100	54,874
OBIC Business Consultants Co. Ltd.	200	8,423
OBIC Co. Ltd.	700	131,301
Odakyu Electric Railway Co. Ltd. (B)	3,400	63,066
Oji Holdings Corp.	9,900	47,886
Olympus Corp.	12,700	292,203
Omron Corp.	2,000	199,036
Ono Pharmaceutical Co. Ltd.	4,900	121,527
Open House Co. Ltd.	700	36,594
Oracle Corp.	300	22,769
Oriental Land Co. Ltd.	2,200	370,535
ORIX Corp.	11,900	242,588
ORIX J-REIT, Inc.	27	42,157
Osaka Gas Co. Ltd.	4,100	67,684
Otsuka Corp.	1,200	57,210
Otsuka Holdings Co. Ltd.	5,500	199,119
PALTAC Corp.	300	12,336
Pan Pacific International Holdings Corp.	5,200	71,663
Panasonic Corp.	22,800	250,462
Park24 Co. Ltd. (A)	1,100	15,055
PeptiDream, Inc. (A)	1,000	22,101
Persol Holdings Co. Ltd.	1,900	55,108
Pigeon Corp. (B)	1,200	22,905
Pola Orbis Holdings, Inc. (B)	800	13,318
Rakus Co. Ltd.	700	18,844
Rakuten Group, Inc. (B)	9,000	90,191
Recruit Holdings Co. Ltd.	16,600	1,005,038
Relo Group, Inc.	1,100	19,859
Renesas Electronics Corp. (A)	13,600	168,059
Resona Holdings, Inc.	23,700	92,079
Ricoh Co. Ltd.	7,300	67,894
Rinnai Corp.	400	36,056
Rohm Co. Ltd.	900	81,829
Rohto Pharmaceutical Co. Ltd.	1,100	33,194
Ryohin Keikaku Co. Ltd.	2,600	39,602
Sankyu, Inc.	600	24,853
Santen Pharmaceutical Co. Ltd.	3,900	47,651
SBI Holdings, Inc.	2,400	65,338
Screen Holdings Co. Ltd.	500	53,710
SCSK Corp.	1,500	29,816
Secom Co. Ltd.	2,100	145,635

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Sega Sammy Holdings, Inc.	1,700	$ 26,676
Seibu Holdings, Inc. (A)	2,700	25,229
Seiko Epson Corp.	3,000	53,953
Seino Holdings Co. Ltd.	1,600	16,187
Sekisui Chemical Co. Ltd.	4,300	71,769
Sekisui House Ltd.	6,400	137,220
Sekisui House, Inc., REIT	43	32,001
Seria Co. Ltd.	500	14,480
Seven & i Holdings Co. Ltd.	7,800	342,467
Seven Bank Ltd.	7,200	14,881
SG Holdings Co. Ltd.	4,900	114,591
Sharp Corp.	2,100	24,090
SHIFT, Inc. (A)	100	20,720
Shimadzu Corp.	2,700	113,834
Shimamura Co. Ltd.	200	16,777
Shimano, Inc.	800	213,000
Shimizu Corp.	6,900	42,722
Shin-Etsu Chemical Co. Ltd.	3,900	674,639
Shinko Electric Industries Co. Ltd.	700	33,372
Shinsei Bank Ltd. (B)	1,200	19,518
Shionogi & Co. Ltd.	2,800	197,560
Shiseido Co. Ltd.	3,900	217,226
Shizuoka Bank Ltd. (B)	5,800	41,402
Showa Denko KK (B)	1,800	37,749
Skylark Holdings Co. Ltd. (B)	2,200	28,867
SMC Corp.	600	404,273
SoftBank Corp.	27,200	343,558
SoftBank Group Corp.	12,300	580,419
Sohgo Security Services Co. Ltd.	800	31,749
Sojitz Corp.	2,120	31,812
Sompo Holdings, Inc.	3,500	147,684
Sony Group Corp.	12,300	1,546,112
Square Enix Holdings Co. Ltd.	900	46,112
Stanley Electric Co. Ltd.	1,500	37,502
Subaru Corp.	6,000	107,177
Sugi Holdings Co. Ltd.	400	24,211
Sumco Corp. (B)	3,200	65,276
Sumitomo Chemical Co. Ltd.	16,200	76,249
Sumitomo Corp.	12,200	180,158
Sumitomo Dainippon Pharma Co. Ltd.	1,900	21,862
Sumitomo Electric Industries Ltd.	7,800	101,568
Sumitomo Forestry Co. Ltd.	1,900	36,728
Sumitomo Heavy Industries Ltd.	1,200	29,063
Sumitomo Metal Mining Co. Ltd.	2,700	101,993
Sumitomo Mitsui Financial Group, Inc. (B)	13,400	458,827
Sumitomo Mitsui Trust Holdings, Inc.	3,700	123,478
Sumitomo Realty & Development Co. Ltd.	4,700	138,076
Sumitomo Rubber Industries Ltd.	1,800	18,320
Sundrug Co. Ltd.	700	18,267
Suntory Beverage & Food Ltd.	1,200	43,350
Suzuken Co. Ltd.	800	23,065
Suzuki Motor Corp.	4,800	184,614
Sysmex Corp.	1,700	229,560
T&D Holdings, Inc.	5,800	74,140
Taiheiyo Cement Corp.	1,200	23,686
Taisei Corp.	2,000	60,701
Taisho Pharmaceutical Holdings Co. Ltd.	600	27,563
Taiyo Yuden Co. Ltd.	1,300	74,734

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Takara Bio, Inc.	500	$ 11,480
Takeda Pharmaceutical Co. Ltd.	15,500	422,244
TBS Holdings, Inc.	300	4,348
TDK Corp.	3,800	148,166
Teijin Ltd.	1,900	23,347
Terumo Corp.	7,400	312,310
THK Co. Ltd.	1,200	28,897
TIS, Inc.	2,100	62,459
Tobu Railway Co. Ltd.	2,100	47,816
Toei Animation Co. Ltd.	100	9,943
Toho Co. Ltd.	1,400	59,876
Toho Gas Co. Ltd.	1,000	25,435
Tohoku Electric Power Co., Inc.	4,900	34,722
Tokai Carbon Co. Ltd. (B)	2,100	22,029
Tokio Marine Holdings, Inc.	6,800	377,453
Tokyo Century Corp. (B)	500	24,228
Tokyo Electric Power Co. Holdings, Inc. (A)	7,900	20,375
Tokyo Electron Ltd.	1,500	863,358
Tokyo Gas Co. Ltd.	4,000	71,625
Tokyo Tatemono Co. Ltd.	2,000	29,178
Tokyu Corp.	5,600	74,307
Tokyu Fudosan Holdings Corp.	5,900	32,944
Toppan, Inc.	3,400	63,657
Toray Industries, Inc.	16,000	94,731
Toshiba Corp.	4,200	172,515
Tosoh Corp.	3,200	47,407
TOTO Ltd.	1,600	73,501
Toyo Seikan Group Holdings Ltd.	1,600	19,077
Toyo Suisan Kaisha Ltd.	1,000	42,334
Toyoda Gosei Co. Ltd.	700	15,209
Toyota Boshoku Corp.	1,000	19,591
Toyota Industries Corp.	2,000	159,611
Toyota Motor Corp.	126,100	2,305,619
Toyota Tsusho Corp.	2,300	105,857
Trend Micro, Inc.	1,400	77,687
Tsumura & Co.	700	19,908
Tsuruha Holdings, Inc.	400	38,348
Unicharm Corp.	4,400	191,009
United Urban Investment Corp., REIT	31	36,396
USS Co. Ltd.	2,200	34,312
Welcia Holdings Co. Ltd.	1,000	31,175
West Japan Railway Co.	2,400	100,248
Workman Co. Ltd.	200	9,552
Yakult Honsha Co. Ltd.	1,600	83,366
Yamada Holdings Co. Ltd.	7,100	24,231
Yamaha Corp.	1,600	78,781
Yamaha Motor Co. Ltd. (B)	3,100	74,273
Yamato Holdings Co. Ltd.	3,400	79,807
Yamazaki Baking Co. Ltd. (B)	1,700	22,557
Yaskawa Electric Corp.	2,600	127,341
Yokogawa Electric Corp.	2,300	41,424
Yokohama Rubber Co. Ltd. (B)	1,300	20,806
Z Holdings Corp.	25,500	147,790
Zenkoku Hosho Co. Ltd. (B)	500	21,753
Zensho Holdings Co. Ltd.	900	21,133
Zeon Corp.	1,900	21,895
ZOZO, Inc.	1,100	34,293

		45,030,156

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Jordan - 0.0% (D)
Hikma Pharmaceuticals PLC	1,761	$ 52,927

Luxembourg - 0.3%
ArcelorMittal SA	6,250	200,040
Aroundtown SA	9,472	57,305
Eurofins Scientific SE	1,258	155,649
RTL Group SA (A)	363	19,245
Shurgard Self Storage SA	244	15,955
Tenaris SA	4,504	47,173

		495,367

Macau - 0.0% (D)
Sands China Ltd. (A)	23,600	54,972
Wynn Macau Ltd. (A) (B)	14,400	11,765

		66,737

Malaysia - 0.0% (D)
Lynas Rare Earths Ltd. (A) (B)	8,830	65,290

Mexico - 0.0% (D)
Fresnillo PLC	1,802	21,791

Netherlands - 5.7%
Adyen NV (A) (B) (C)	299	785,963
Akzo Nobel NV	1,834	201,263
ASM International NV	376	166,203
ASML Holding NV	4,044	3,249,997
EXOR NV	1,108	99,491
Heineken Holding NV (B)	986	90,992
Heineken NV (B)	2,310	259,698
ING Groep NV	38,194	531,722
JDE Peet’s NV (B)	835	25,733
Just Eat Takeaway.com NV (A) (B) (C)	1,477	81,412
Koninklijke Ahold Delhaize NV	10,231	350,611
Koninklijke DSM NV	1,710	385,033
Koninklijke KPN NV	34,539	107,228
Koninklijke Philips NV	8,975	334,412
NN Group NV	3,110	168,382
Prosus NV (A)	8,521	712,512
QIAGEN NV (A)	2,258	125,796
Royal Dutch Shell PLC, A Shares	40,124	881,383
Royal Dutch Shell PLC, B Shares	35,425	778,450
Stellantis NV	21,757	412,846
Universal Music Group NV	12,951	364,957
Wolters Kluwer NV	2,568	302,546

		10,416,630

New Zealand - 0.4%
a2 Milk Co. Ltd. (A) (B)	7,274	29,532
Auckland International Airport Ltd. (A)	11,812	62,271
Chorus Ltd.	4,410	21,649
Contact Energy Ltd.	7,621	42,264
Fisher & Paykel Healthcare Corp. Ltd.	5,644	126,590
Fletcher Building Ltd.	8,010	40,198
Genesis Energy Ltd.	5,002	9,794
Goodman Property Trust, REIT	10,251	18,107
Infratil Ltd.	7,072	38,735
Mercury Ltd.	6,130	25,685
Meridian Energy Ltd.	11,840	39,315
Ryman Healthcare Ltd. (B)	4,108	34,454
Spark New Zealand Ltd.	18,286	56,588
Trustpower Ltd.	673	3,391

	Shares	Value
COMMON STOCKS (continued)
New Zealand (continued)
Xero Ltd. (A)	1,265	$ 130,085

		678,658

Norway - 0.8%
Adevinta ASA (A)	2,714	36,101
Aker ASA, A Shares	233	21,798
Aker BP ASA	1,233	37,976
Austevoll Seafood ASA	873	10,533
DnB Bank ASA	8,796	201,489
Elkem ASA (A) (C)	2,940	9,942
Entra ASA (C)	1,782	40,072
Equinor ASA	10,516	281,316
Gjensidige Forsikring ASA	1,859	45,114
Kongsberg Gruppen ASA	875	28,379
Leroy Seafood Group ASA	2,739	21,419
Mowi ASA	4,401	104,157
Nordic Semiconductor ASA (A)	1,716	57,912
Norsk Hydro ASA	13,358	105,309
Orkla ASA	7,347	73,618
Salmar ASA	553	38,128
Scatec ASA (C)	1,166	20,197
Schibsted ASA, B Shares	978	32,939
Schibsted ASA, Class A	746	28,771
SpareBank 1 SR-Bank ASA	1,801	27,204
Storebrand ASA	4,617	46,346
Telenor ASA	6,297	98,972
Tomra Systems ASA	1,144	81,860
Yara International ASA	1,545	77,966

		1,527,518

Portugal - 0.2%
EDP - Energias de Portugal SA	28,710	157,760
Galp Energia SGPS SA	4,451	43,125
Jeronimo Martins SGPS SA	2,709	61,922

		262,807

Singapore - 1.5%
Ascendas, REIT	32,800	71,773
BOC Aviation Ltd. (C)	2,000	14,648
CapitaLand Integrated Commercial Trust, REIT	48,797	73,839
Capitaland Investment Ltd. (A)	24,400	61,717
City Developments Ltd.	4,600	23,236
DBS Group Holdings Ltd.	17,600	426,374
Genting Singapore Ltd.	55,500	31,905
Jardine Cycle & Carriage Ltd.	1,000	15,280
Kenon Holdings Ltd.	221	11,219
Keppel, REIT	19,200	16,093
Keppel Corp. Ltd.	14,100	53,549
Mapletree Commercial Trust, REIT	20,000	29,670
Mapletree Industrial Trust, REIT	19,000	38,193
Mapletree Logistics Trust, REIT	29,200	41,153
Olam International Ltd.	8,700	11,293
Oversea-Chinese Banking Corp. Ltd.	39,200	331,477
SATS Ltd. (A) (B)	6,600	19,044
Sea Ltd., ADR (A)	3,209	717,885
Singapore Airlines Ltd. (A) (B)	13,100	48,488
Singapore Exchange Ltd.	8,100	55,877
Singapore Technologies Engineering Ltd.	14,900	41,556
Singapore Telecommunications Ltd.	69,500	119,601
Suntec, REIT	21,200	23,745

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Singapore (continued)
United Overseas Bank Ltd.	15,100	$ 301,294
UOL Group Ltd.	4,600	24,192
Venture Corp. Ltd.	2,600	35,312
Wilmar International Ltd.	30,800	94,583

		2,732,996

Spain - 2.0%
Aena SME SA (A) (B) (C)	670	105,755
Amadeus IT Group SA (A)	4,106	278,480
Banco Bilbao Vizcaya Argentaria SA	60,769	362,809
Banco Santander SA	158,036	528,462
CaixaBank SA	39,669	108,899
Cellnex Telecom SA (C)	5,201	302,708
EDP Renovaveis SA	2,349	58,501
Endesa SA (B)	2,895	66,502
Ferrovial SA	4,629	145,079
Grifols SA (B)	2,680	51,430
Grifols SA, ADR	2,558	28,726
Iberdrola SA	52,797	625,024
Industria de Diseno Textil SA	10,225	331,743
Naturgy Energy Group SA (B)	3,004	97,804
Red Electrica Corp. SA (B)	3,945	85,351
Repsol SA	12,807	151,991
Siemens Gamesa Renewable Energy SA (A) (B)	2,049	49,096
Telefonica SA	48,814	213,830

		3,592,190

Sweden - 4.1%
AAK AB	1,745	37,641
AddTech AB, B Shares	2,542	60,645
Akelius Residential Property AB, D Shares (B)	2,152	4,425
Alfa Laval AB	2,913	117,243
Assa Abloy AB, B Shares	9,701	295,942
Atlas Copco AB, A Shares	6,322	436,975
Atlas Copco AB, B Shares	3,817	224,369
Axfood AB	1,026	29,509
Beijer Ref AB (B)	2,424	52,984
Boliden AB	2,676	103,448
Castellum AB (B)	2,798	75,344
Electrolux AB, B Shares (B)	2,471	59,906
Elekta AB, B Shares (B)	3,389	42,878
Embracer Group AB (A) (B)	5,752	61,314
Epiroc AB, Class A	6,124	155,030
Epiroc AB, Class B	3,815	80,776
EQT AB	2,701	147,075
Essity AB, Class B	5,892	192,238
Evolution AB (C)	1,768	251,164
Fabege AB	2,653	44,408
Fastighets AB Balder, B Shares (A)	1,029	74,079
Getinge AB, B Shares	2,138	93,300
H&M Hennes & Mauritz AB, B Shares (B)	7,287	143,328
Hexagon AB, B Shares	20,309	322,226
Holmen AB, B Shares	906	43,500
Husqvarna AB, B Shares	4,049	64,779
Industrivarden AB, A Shares	1,808	57,592
Industrivarden AB, C Shares	1,674	52,528
Indutrade AB	2,600	79,604
Investment AB Latour, B Shares	1,332	54,243
Investor AB, A Shares	5,610	147,843

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Investor AB, B Shares	17,822	$ 448,313
Kinnevik AB (A)	2,369	84,450
Kinnevik AB, Class A (A)	83	3,159
L E Lundbergforetagen AB, B Shares	624	35,012
Lifco AB, B Shares	2,073	61,980
Lundin Energy AB	1,874	67,166
Nibe Industrier AB, B Shares	13,778	208,104
Oatly Group AB, ADR (A)	811	6,456
Sagax AB, B Shares	1,633	55,011
Sagax AB, D Shares (B)	1,087	4,010
Samhallsbyggnadsbolaget i Norden AB	10,930	80,184
Samhallsbyggnadsbolaget i Norden AB, D Shares (B)	1,460	5,183
Sandvik AB	10,675	297,830
Securitas AB, B Shares	3,165	43,575
Sinch AB (A) (C)	5,693	72,374
Skandinaviska Enskilda Banken AB, C Shares	139	2,014
Skandinaviska Enskilda Banken AB, Class A	15,708	218,344
Skanska AB, B Shares	3,915	101,271
SKF AB, B Shares	3,699	87,635
Spotify Technology SA (A)	1,349	315,706
SSAB AB, A Shares (A)	2,172	12,580
SSAB AB, B Shares (A)	6,176	31,112
Svenska Cellulosa AB SCA, Class B	5,864	104,115
Svenska Handelsbanken AB, A Shares	15,029	162,443
Svenska Handelsbanken AB, B Shares	345	4,108
Sweco AB, B Shares (B)	2,015	37,879
Swedbank AB, A Shares	9,080	182,626
Swedish Match AB	15,456	122,947
Swedish Orphan Biovitrum AB (A)	1,932	39,498
Tele2 AB, B Shares	4,899	69,855
Telefonaktiebolaget LM Ericsson, B Shares	28,251	311,378
Telia Co. AB	24,403	95,428
Trelleborg AB, B Shares	2,373	62,327
Vitrolife AB	624	38,596
Volvo AB, A Shares	1,872	43,958
Volvo AB, B Shares	15,538	359,796
Wallenstam AB, B Shares	2,052	38,076

		7,520,835

Switzerland - 9.9%
ABB Ltd.	17,473	669,273
Alcon, Inc.	4,888	433,142
Chocoladefabriken Lindt & Spruengli AG	11	272,732
Cie Financiere Richemont SA, Class A	5,106	767,455
Credit Suisse Group AG	24,633	239,855
EMS-Chemie Holding AG	66	73,957
Geberit AG	351	287,072
Givaudan SA	78	410,224
Glencore PLC	107,026	543,533
Holcim Ltd. (A)	5,061	258,341
Kuehne & Nagel International AG	496	160,262
Logitech International SA	1,693	142,850
Lonza Group AG	728	608,511
Nestle SA	27,537	3,851,523
Novartis AG	23,814	2,098,214
Partners Group Holding AG	222	368,518
Roche Holding AG	7,139	2,978,978
Schindler Holding AG	595	160,079

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
SGS SA	59	$ 197,303
Siemens Energy AG (A)	3,909	99,975
Sika AG (B)	1,388	579,178
Sonova Holding AG	519	203,806
STMicroelectronics NV	6,418	319,384
Straumann Holding AG	112	238,099
Swatch Group AG	809	117,512
Swiss Life Holding AG	308	188,961
Swiss Re AG	2,826	279,948
Swisscom AG	248	140,066
UBS Group AG	36,217	652,673
Zurich Insurance Group AG	1,472	646,863

		17,988,287

United Kingdom - 12.4%
3i Group PLC	9,521	186,859
Abrdn PLC	21,335	69,613
Admiral Group PLC	2,644	113,057
Allfunds Group PLC (A)	1,721	33,850
Anglo American PLC	13,193	538,937
Ashtead Group PLC	4,396	353,796
Associated British Foods PLC	3,485	94,783
AstraZeneca PLC	15,155	1,781,306
Auto Trader Group PLC (C)	9,480	95,017
AVEVA Group PLC	1,209	55,742
Aviva PLC	38,440	213,675
B&M European Value Retail SA	8,326	71,497
BAE Systems PLC	31,548	234,931
Barclays PLC	155,928	394,938
Barratt Developments PLC	9,972	101,029
Berkeley Group Holdings PLC	1,099	71,078
BP PLC	198,745	889,674
British American Tobacco PLC	22,351	827,521
British Land Co. PLC, REIT (B)	9,176	65,995
BT Group PLC (B)	85,819	197,081
Bunzl PLC	3,300	128,950
Burberry Group PLC	3,961	97,508
CNH Industrial NV	9,743	189,131
Coca-Cola Europacific Partners PLC	1,963	109,791
Compass Group PLC (A)	17,467	390,597
ConvaTec Group PLC (C)	15,564	40,717
Croda International PLC	1,394	191,076
Deliveroo PLC (A) (C)	3,910	11,106
Diageo PLC	22,809	1,246,868
Direct Line Insurance Group PLC	13,161	49,734
DS Smith PLC	13,440	69,866
Endava PLC, ADR (A)	370	62,130
Entain PLC (A)	5,737	130,777
Farfetch Ltd., Class A (A)	3,211	107,344
Ferguson PLC	2,271	403,104
GlaxoSmithKline PLC	49,006	1,066,400
Halma PLC	3,714	160,974
Hargreaves Lansdown PLC	3,480	63,868
Howden Joinery Group PLC	5,898	71,993
HSBC Holdings PLC	203,005	1,233,609
Imperial Brands PLC	9,288	203,358
Informa PLC (A)	14,705	102,892
InterContinental Hotels Group PLC (A)	1,837	118,957
Intermediate Capital Group PLC	2,877	85,495

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Intertek Group PLC	1,579	$ 120,408
J Sainsbury PLC	17,108	63,908
JD Sports Fashion PLC	24,223	71,458
Johnson Matthey PLC	1,946	53,928
Kingfisher PLC	20,658	94,657
Land Securities Group PLC, REIT	7,350	77,292
Legal & General Group PLC	58,406	235,346
Lloyds Banking Group PLC	694,405	449,577
London Stock Exchange Group PLC	3,170	297,547
M&G PLC	25,436	68,731
Meggitt PLC (A)	7,644	76,408
Melrose Industries PLC	42,777	92,645
Mondi PLC	4,750	117,478
National Grid PLC	37,923	544,364
Natwest Group PLC	51,844	158,487
Next PLC	1,301	143,614
NMC Health PLC (A) (E) (F) (G)	1,067	0
Ocado Group PLC (A)	6,322	143,684
Pearson PLC	7,402	61,477
Pepco Group NV (A) (C)	891	10,283
Persimmon PLC	3,122	120,769
Phoenix Group Holdings PLC	8,311	73,530
Prudential PLC	26,869	463,825
Reckitt Benckiser Group PLC	7,206	618,990
RELX PLC	19,395	630,995
Rentokil Initial PLC	18,190	143,883
Rightmove PLC	8,566	92,238
Rio Tinto PLC	10,442	691,884
Rolls-Royce Holdings PLC (A)	81,863	136,249
Sage Group PLC	10,965	126,624
Schroders PLC	1,194	57,573
Segro PLC, REIT	11,764	228,888
Severn Trent PLC	2,478	98,911
Smith & Nephew PLC	8,657	151,669
Smiths Group PLC	3,878	82,964
Spirax-Sarco Engineering PLC	721	156,738
SSE PLC	10,255	229,044
St. James’s Place PLC	5,285	120,509
Standard Chartered PLC	25,003	151,852
Subsea 7 SA	2,260	16,192
Taylor Wimpey PLC	35,675	84,802
Tesco PLC	75,642	297,012
THG PLC (A)	7,041	21,858
Unilever PLC	25,723	1,374,633
United Utilities Group PLC	6,671	98,397
Vodafone Group PLC	262,189	398,660
Weir Group PLC	2,540	58,881
Whitbread PLC (A)	1,971	79,955
Wise PLC, Class A (A)	3,989	40,878
WPP PLC	12,488	189,356

		22,645,675

United States - 0.1%
Flex Ltd. (A)	4,604	84,391

Uruguay - 0.1%
Globant SA (A)	406	127,521

Total Common Stocks (Cost $149,795,132)		180,220,500

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
PREFERRED STOCKS - 0.4%
Germany - 0.4%
Bayerische Motoren Werke AG, 2.62% (H)	564	$ 47,013
Henkel AG & Co. KGaA, 2.60% (H)	1,743	141,009
Porsche Automobil Holding SE, 2.64% (H)	1,498	142,142
Sartorius AG, 0.12% (H)	242	163,801
Volkswagen AG, 2.74% (H)	1,795	362,285

Total Preferred Stocks (Cost $694,024)		856,250

RIGHT - 0.0%
Austria - 0.0%
Buwog AG, (A) (E) (F) (G) Exercise Price EUR 0, Expiration Date 12/31/2099	152	0

Total Right (Cost $0)		0

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.0% (D)
Money Market Fund - 0.0% (D)
State Street Institutional Treasury Money Market Fund, 0.01% (H)	7,779	$ 7,779

Total Short-Term Investment Company (Cost $7,779)		7,779

OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (H)	2,334,702	2,334,702

Total Other Investment Company (Cost $2,334,702)		2,334,702

Total Investments (Cost $152,831,637)		183,419,231
Net Other Assets (Liabilities) - (0.6)%		(1,139,518)

Net Assets - 100.0%		$182,279,713

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	8	03/18/2022	$917,859	$928,720	$10,861	$—

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	8.1%	$14,779,329
Pharmaceuticals	7.9	14,425,295
Insurance	4.4	8,076,048
Machinery	3.5	6,437,907
Chemicals	3.5	6,341,378
Semiconductors & Semiconductor Equipment	3.4	6,316,845
Food Products	3.3	6,090,603
Textiles, Apparel & Luxury Goods	3.3	5,994,320
Automobiles	3.1	5,710,778
Oil, Gas & Consumable Fuels	3.1	5,655,980
Metals & Mining	3.1	5,608,919
Capital Markets	2.6	4,763,230
Health Care Equipment & Supplies	2.2	4,110,597
Electrical Equipment	2.0	3,599,027
Software	1.9	3,561,009
Beverages	1.9	3,465,254
IT Services	1.9	3,455,351
Electronic Equipment, Instruments & Components	1.8	3,371,789
Professional Services	1.8	3,317,157
Electric Utilities	1.8	3,227,472
Personal Products	1.8	3,220,955
Trading Companies & Distributors	1.7	3,114,471
Real Estate Management & Development	1.6	2,995,339
Diversified Telecommunication Services	1.6	2,992,267

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Industrial Conglomerates	1.6%		$2,843,999
Household Durables	1.5		2,747,609
Food & Staples Retailing	1.5		2,695,322
Equity Real Estate Investment Trusts	1.4		2,613,891
Hotels, Restaurants & Leisure	1.3		2,370,452
Entertainment	1.3		2,338,233
Building Products	1.3		2,320,730
Aerospace & Defense	1.1		1,941,034
Wireless Telecommunication Services	1.0		1,865,458
Multi-Utilities	0.9		1,699,222
Biotechnology	0.9		1,675,696
Diversified Financial Services	0.9		1,574,215
Auto Components	0.8		1,532,758
Internet & Direct Marketing Retail	0.8		1,527,463
Tobacco	0.7		1,371,645
Specialty Retail	0.7		1,357,962
Road & Rail	0.7		1,344,630
Air Freight & Logistics	0.7		1,319,087
Construction & Engineering	0.7		1,313,287
Household Products	0.7		1,280,327
Life Sciences Tools & Services	0.7		1,264,846
Construction Materials	0.6		1,010,602
Multiline Retail	0.5		922,366
Media	0.5		920,757
Transportation Infrastructure	0.5		869,689
Technology Hardware, Storage & Peripherals	0.5		861,007
Marine	0.5		837,433
Gas Utilities	0.4		771,554
Health Care Providers & Services	0.4		731,210
Commercial Services & Supplies	0.4		701,715
Communications Equipment	0.4		662,145
Paper & Forest Products	0.3		621,585
Interactive Media & Services	0.3		610,264
Leisure Products	0.3		490,285
Containers & Packaging	0.2		303,906
Airlines	0.1		254,503
Independent Power & Renewable Electricity Producers	0.1		235,212
Health Care Technology	0.1		232,623
Water Utilities	0.1		197,308
Energy Equipment & Services	0.0	(D)	91,481
Distributors	0.0	(D)	57,804
Diversified Consumer Services	0.0	(D)	51,468
Consumer Finance	0.0	(D)	12,647
Money Market Fund	0.0	(D)	7,779

Investments	98.7		181,084,529
Short-Term Investments	1.3		2,334,702

Total Investments	100.0%		$183,419,231

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value
ASSETS
Investments
Common Stocks	$3,381,930	$176,838,570	$0	$180,220,500
Preferred Stocks	—	856,250	—	856,250
Right	—	—	0	0
Short-Term Investment Company	7,779	—	—	7,779
Other Investment Company	2,334,702	—	—	2,334,702

Total Investments	$5,724,411	$177,694,820	$0	$183,419,231

Other Financial Instruments
Futures Contracts (K)	$10,861	$—	$—	$10,861

Total Other Financial Instruments	$10,861	$—	$—	$10,861

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,336,118, collateralized by cash collateral of $2,334,702 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $4,332,613. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $3,330,432, representing 1.8% of the Fund’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Securities deemed worthless.
(F)	Securities are Level 3 of the fair value hierarchy.
(G)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2021, the total value of securities is $0, representing 0.00% of the Fund’s net assets.
(H)	Rates disclosed reflect the yields at December 31, 2021.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Fund.
(K)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATION:

Euro	Euro

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2021

	DeltaShares® S&P 400 Managed Risk ETF	DeltaShares® S&P 500 Managed Risk ETF	DeltaShares® S&P 600 Managed Risk ETF	DeltaShares® S&P EM 100 & Managed Risk ETF	DeltaShares® S&P International Managed Risk ETF
Assets:
Investments, at value (A) (B)	$100,649,646	$452,274,489	$43,472,534	$48,058,856	$183,419,231
Cash	2	89,676	10,901	44,742	8
Cash collateral pledged at broker for:
Futures contracts	13,500	57,500	12,000	7,298	48,472
Foreign currency, at value (C)	—	—	—	59,825	325,961
Receivables and other assets:
Investments sold	31,903,635	22,962,725	17,197,281	17,477,579	12,364,164
Net income from securities lending	965	64	482	490	1,551
Dividends	63,749	271,991	26,925	67,888	152,018
Interest	1,119	812	604	613	—
Tax reclaims	—	—	—	157	389,914
Variation margin receivable on futures contracts	6,252	58,140	4,408	2,949	40,116
Total assets	132,638,868	475,715,397	60,725,135	65,720,397	196,741,435

Liabilities:
Cash collateral received upon return of:
Securities on loan	505,563	127,132	218,144	8,265	2,334,702
Payables and other liabilities:
Investments purchased	31,900,934	22,961,074	17,226,479	19,018,323	12,050,880
Investment management fees	37,540	136,078	16,731	23,836	76,140
Total liabilities	32,444,037	23,224,284	17,461,354	19,050,424	14,461,722
Net assets	$100,194,831	$452,491,113	$43,263,781	$46,669,973	$182,279,713

Net assets consist of:
Paid-in capital	$92,547,588	$371,869,819	$44,570,240	$45,395,578	$182,085,620
Total distributable earnings (accumulated losses)	7,647,243	80,621,294	(1,306,459)	1,274,395	194,093
Net assets	$100,194,831	$452,491,113	$43,263,781	$46,669,973	$182,279,713
Shares outstanding	1,650,000	5,610,000	740,000	900,000	3,450,000
Net asset value per share	$60.72	$80.66	$58.46	$51.86	$52.83

(A) Investments, at cost	$81,902,491	$363,287,839	$36,794,797	$41,921,606	$152,831,637
(B) Securities on loan, at value	$2,108,124	$386,845	$1,220,687	$246,145	$6,336,118
(C) Foreign currency, at cost	$—	$—	$—	$59,780	$325,757

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

STATEMENTS OF OPERATIONS

For the year ended December 31, 2021

	DeltaShares® S&P 400 Managed Risk ETF	DeltaShares® S&P 500 Managed Risk ETF	DeltaShares® S&P 600 Managed Risk ETF	DeltaShares® S&P EM 100 & Managed Risk ETF	DeltaShares® S&P International Managed Risk ETF
Investment Income:
Dividend income	$1,054,971	$5,622,061	$374,315	$1,223,908	$5,252,946
Interest income	84,294	12,299	116,414	72,629	6,088
Non-cash dividend income	—	—	—	—	356,533
Net income from securities lending	5,707	1,813	6,967	4,257	73,244
Withholding taxes on foreign income	—	(775)	(360)	(118,027)	(471,254)
Total investment income	1,144,972	5,635,398	497,336	1,182,767	5,217,557

Expenses:
Investment management fees	446,908	1,441,289	202,379	311,634	918,837
Total expenses	446,908	1,441,289	202,379	311,634	918,837

Net investment income (loss)	698,064	4,194,109	294,957	871,133	4,298,720

Net realized gain (loss) on:
Investments	2,364,686	(2,032,519)	447,085	(801,193)	467,267
In-kind redemptions	2,244,384	52,717,627	1,280,141	—	5,170,381
Futures contracts	48,444	302,668	8,548	4,594	208,999
Foreign currency transactions	—	—	—	(21,414)	(20,536)
Net realized gain (loss)	4,657,514	50,987,776	1,735,774	(818,013)	5,826,111

Net change in unrealized appreciation (depreciation) on:
Investments	8,491,176	41,122,114	3,329,084	(4,997,797)	7,542,945
Futures contracts	465	(1,644)	1,884	(5,673)	5,886
Translation of assets and liabilities denominated in foreign currencies	—	—	—	(991)	(23,834)
Net change in unrealized appreciation (depreciation)	8,491,641	41,120,470	3,330,968	(5,004,461)	7,524,997
Net realized and change in unrealized gain (loss)	13,149,155	92,108,246	5,066,742	(5,822,474)	13,351,108
Net increase (decrease) in net assets resulting from operations	$13,847,219	$96,302,355	$5,361,699	$(4,951,341)	$17,649,828

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	DeltaShares® S&P 400 Managed Risk ETF		DeltaShares® S&P 500 Managed Risk ETF		DeltaShares® S&P 600 Managed Risk ETF
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$698,064	$390,659	$4,194,109	$3,314,233	$294,957	$103,415
Net realized gain (loss)	4,657,514	(3,723,088)	50,987,776	29,165,440	1,735,774	(3,034,511)
Net change in unrealized appreciation (depreciation)	8,491,641	1,231,737	41,120,470	(16,660,483)	3,330,968	566,193
Net increase (decrease) in net assets resulting from operations	13,847,219	(2,100,692)	96,302,355	15,819,190	5,361,699	(2,364,903)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(732,505)	(407,034)	(4,250,010)	(3,348,511)	(263,002)	(109,028)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(732,505)	(407,034)	(4,250,010)	(3,348,511)	(263,002)	(109,028)

Capital share transactions:
Proceeds from shares sold	—	1,591,684	111,901,133	71,220,778	5,236,572	1,553,925
Cost of shares redeemed	(5,843,931)	(3,924,593)	(138,225,173)	(125,014,760)	(4,057,292)	(3,801,091)
Net increase (decrease) in net assets resulting from capital share transactions	(5,843,931)	(2,332,909)	(26,324,040)	(53,793,982)	1,179,280	(2,247,166)
Net increase (decrease) in net assets	7,270,783	(4,840,635)	65,728,305	(41,323,303)	6,277,977	(4,721,097)

Net assets:
Beginning of year	92,924,048	97,764,683	386,762,808	428,086,111	36,985,804	41,706,901
End of year	$100,194,831	$92,924,048	$452,491,113	$386,762,808	$43,263,781	$36,985,804

Capital share transactions - shares:
Shares issued	—	30,000	1,400,000	1,200,000	100,000	30,000
Shares redeemed	(100,000)	(80,000)	(1,830,000)	(2,110,000)	(70,000)	(70,000)
Net increase (decrease) in shares outstanding	(100,000)	(50,000)	(430,000)	(910,000)	30,000	(40,000)

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	DeltaShares® S&P EM 100 & Managed Risk ETF		DeltaShares® S&P International Managed Risk ETF
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$871,133	$312,826	$4,298,720	$1,402,374
Net realized gain (loss)	(818,013)	(1,676,930)	5,826,111	(17,903,976)
Net change in unrealized appreciation (depreciation)	(5,004,461)	7,462,241	7,524,997	8,107,345
Net increase (decrease) in net assets resulting from operations	(4,951,341)	6,098,137	17,649,828	(8,394,257)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(838,002)	(421,586)	(5,100,007)	(1,169,430)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(838,002)	(421,586)	(5,100,007)	(1,169,430)

Capital share transactions:
Proceeds from shares sold	—	—	—	2,194,268
Cost of shares redeemed	—	—	(15,215,072)	(7,445,558)
Net increase (decrease) in net assets resulting from capital share transactions	—	—	(15,215,072)	(5,251,290)
Net increase (decrease) in net assets	(5,789,343)	5,676,551	(2,665,251)	(14,814,977)

Net assets:
Beginning of year	52,459,316	46,782,765	184,944,964	199,759,941
End of year	$46,669,973	$52,459,316	$182,279,713	$184,944,964

Capital share transactions - shares:
Shares issued	—	—	—	50,000
Shares redeemed	—	—	(300,000)	(150,000)
Net increase (decrease) in shares outstanding	—	—	(300,000)	(100,000)

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	DeltaShares® S&P 400 Managed Risk ETF
	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$53.10		$54.31		$48.30		$53.88	$50.00

Investment operations:
Net investment income (loss) (B)	0.41		0.22		0.67		0.66	0.27
Net realized and unrealized gain (loss)	7.65		(1.20)		6.03		(5.58)	3.94
Total investment operations	8.06		(0.98)		6.70		(4.92)	4.21

Dividends and/or distributions to shareholders:
Net investment income	(0.44)		(0.23)		(0.69)		(0.66)	(0.27)
Net realized gains	—		—		—		—	(0.06)
Total dividends and/or distributions to shareholders	(0.44)		(0.23)		(0.69)		(0.66)	(0.33)

Net asset value, end of period/year	$60.72		$53.10		$54.31		$48.30	$53.88
Total return	15.19%		(1.77)%		13.95%		(9.19)%	8.42	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$100,195		$92,924		$97,765		$103,844	$131,994
Expenses to average net assets	0.45	%(D)	0.45	%(D)	0.45	%(D)	0.45%	0.45	%(E)
Net investment income (loss) to average net assets	0.70%		0.44%		1.30%		1.23%	1.25	%(E)
Portfolio turnover rate (F)	292%		821%		511%		435%	6	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

For a share outstanding during the period and years indicated:	DeltaShares® S&P 500 Managed Risk ETF
	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$64.03		$61.60		$51.23		$54.10	$50.00

Investment operations:
Net investment income (loss) (B)	0.74		0.50		0.94		0.91	0.36
Net realized and unrealized gain (loss)	16.64		2.44		10.41		(2.86)	4.09
Total investment operations	17.38		2.94		11.35		(1.95)	4.45

Dividends and/or distributions to shareholders:
Net investment income	(0.75)		(0.51)		(0.98)		(0.91)	(0.34)
Net realized gains	—		—		—		(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.75)		(0.51)		(0.98)		(0.92)	(0.35)

Net asset value, end of period/year	$80.66		$64.03		$61.60		$51.23	$54.10
Total return	27.26%		4.88%		22.30%		(3.68)%	8.94	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$452,491		$386,763		$428,086		$386,758	$419,310
Expenses to average net assets	0.35	%(D)	0.35	%(D)	0.35	%(D)	0.35%	0.35	%(E)
Net investment income (loss) to average net assets	1.02%		0.84%		1.66%		1.65%	1.64	%(E)
Portfolio turnover rate (F)	47%		689%		300%		430%	2	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	DeltaShares® S&P 600 Managed Risk ETF
	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$52.09		$55.61		$50.34		$53.94	$50.00

Investment operations:
Net investment income (loss) (B)	0.37		0.15		0.64		0.59	0.24
Net realized and unrealized gain (loss)	6.34		(3.51)		5.30		(3.52)	4.09
Total investment operations	6.71		(3.36)		5.94		(2.93)	4.33

Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.16)		(0.67)		(0.64)	(0.24)
Net realized gains	—		—		—		(0.03)	(0.15)
Total dividends and/or distributions to shareholders	(0.34)		(0.16)		(0.67)		(0.67)	(0.39)

Net asset value, end of period/year	$58.46		$52.09		$55.61		$50.34	$53.94
Total return	12.87%		(6.02)%		11.85%		(5.47)%	8.65	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$43,264		$36,986		$41,707		$40,274	$59,331
Expenses to average net assets	0.45	%(D)	0.45	%(D)	0.45	%(D)	0.45%	0.45	%(E)
Net investment income (loss) to average net assets	0.66%		0.30%		1.21%		1.07%	1.12	%(E)
Portfolio turnover rate (F)	494%		894%		584%		448%	21	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

For a share outstanding during the period and years indicated:	DeltaShares® S&P EM 100 & Managed Risk ETF
	December 31, 2021	December 31, 2020	December 31, 2019 (A)
Net asset value, beginning of period/year	$58.29	$51.98	$50.14

Investment operations:
Net investment income (loss) (B)	0.97	0.35	1.18
Net realized and unrealized gain (loss)	(6.47)	6.43	1.75
Total investment operations	(5.50)	6.78	2.93

Dividends and/or distributions to shareholders:
Net investment income	(0.93)	(0.47)	(1.09)

Net asset value, end of period/year	$51.86	$58.29	$51.98
Total return	(9.58)%	13.20%	5.85	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$46,670	$52,459	$46,783
Expenses to average net assets (D)	0.60%	0.60%	0.60	%(E)
Net investment income (loss) to average net assets	1.68%	0.70%	3.10	%(E)
Portfolio turnover rate	466%	647%	274	%(C)(F)

(A)	Commenced operations on March 20, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	DeltaShares® S&P International Managed Risk ETF
	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$49.32		$51.89		$44.93		$53.13	$50.00

Investment operations:
Net investment income (loss) (B)	1.22		0.37		1.38		1.33	0.32
Net realized and unrealized gain (loss)	3.75		(2.63)		7.12		(8.15)	3.16
Total investment operations	4.97		(2.26)		8.50		(6.82)	3.48

Dividends and/or distributions to shareholders:
Net investment income	(1.46)		(0.31)		(1.54)		(1.37)	(0.34)
Net realized gains	—		—		—		(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(1.46)		(0.31)		(1.54)		(1.38)	(0.35)

Net asset value, end of period/year	$52.83		$49.32		$51.89		$44.93	$53.13
Total return	10.15%		(4.25)%		19.12%		(13.09)%	6.97	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$182,280		$184,945		$199,760		$202,190	$244,408
Expenses to average net assets	0.50	%(D)	0.50	%(D)	0.50	%(D)	0.50%	0.50	%(E)
Net investment income (loss) to average net assets	2.34%		0.81%		2.85%		2.60%	1.47	%(E)
Portfolio turnover rate (F)	43%		690%		85%		189%	3	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on May 5, 2016. The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund
DeltaShares® S&P 400 Managed Risk ETF (“S&P 400 Managed Risk”)
DeltaShares® S&P 500 Managed Risk ETF (“S&P 500 Managed Risk”)
DeltaShares® S&P 600 Managed Risk ETF (“S&P 600 Managed Risk”)
DeltaShares® S&P EM 100 & Managed Risk ETF (“S&P EM 100 & Managed Risk”)
DeltaShares® S&P International Managed Risk ETF (“S&P International Managed Risk”)

Each Fund is classified as a “non-diversified” investment company under the 1940 Act.

The investment objective of each Fund is to seek to track the investment results, before fees and expenses, of the respective index listed below (each, an “Underlying Index”). Each Fund uses a “passive” or indexing approach to try to achieve its investment objective.

Fund	Underlying Index
S&P 400 Managed Risk	S&P 400® Managed Risk 2.0 Index
S&P 500 Managed Risk	S&P 500® Managed Risk 2.0 Index
S&P 600 Managed Risk	S&P 600® Managed Risk 2.0 Index
S&P EM 100 & Managed Risk	S&P EM 100 Managed Risk 2.0 Index
S&P International Managed Risk	S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and has hired Milliman Financial Risk Management LLC as the sub-adviser to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; working with the authorized participants for the Funds, the index providers and the listing stock exchange; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

1. ORGANIZATION (continued)

TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2021, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: The Funds may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Funds to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Each Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statements of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
S&P 400 Managed Risk
Securities Lending Transactions
Common Stocks	$505,563	$—	$—	$—	$505,563
Total Borrowings	$505,563	$—	$—	$—	$505,563

S&P 500 Managed Risk
Securities Lending Transactions
Common Stocks	$127,132	$—	$—	$—	$127,132
Total Borrowings	$127,132	$—	$—	$—	$127,132

S&P 600 Managed Risk
Securities Lending Transactions
Common Stocks	$218,144	$—	$—	$—	$218,144
Total Borrowings	$218,144	$—	$—	$—	$218,144

S&P EM 100 & Managed Risk
Securities Lending Transactions
Common Stocks	$8,265	$—	$—	$—	$8,265
Total Borrowings	$8,265	$—	$—	$—	$8,265

S&P International Managed Risk
Securities Lending Transactions
Common Stocks	$2,334,702	$—	$—	$—	$2,334,702
Total Borrowings	$2,334,702	$—	$—	$—	$2,334,702

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Certain Funds’ investment strategies allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment strategies, the Funds may seek to use derivatives. The Funds’ use of derivatives may increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. A Fund may use futures contracts to enhance the Fund’s ability to track its Underlying Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$6,609	$—	$—	$6,609
Total	$—	$—	$6,609	$—	$—	$6,609

S&P 500 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$24,718	$—	$—	$24,718
Total	$—	$—	$24,718	$—	$—	$24,718

S&P 600 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$2,747	$—	$—	$2,747
Total	$—	$—	$2,747	$—	$—	$2,747

S&P EM 100 & Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$1,567	$—	$—	$1,567
Total	$—	$—	$1,567	$—	$—	$1,567

S&P International Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$10,861	$—	$—	$10,861
Total	$—	$—	$10,861	$—	$—	$10,861

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts	$—	$—	$48,444	$—	$—	$48,444
Total	$—	$—	$48,444	$—	$—	$48,444

S&P 500 Managed Risk
Futures contracts	$—	$—	$302,668	$—	$—	$302,668
Total	$—	$—	$302,668	$—	$—	$302,668

S&P 600 Managed Risk
Futures contracts	$—	$—	$8,548	$—	$—	$8,548
Total	$—	$—	$8,548	$—	$—	$8,548

S&P EM 100 & Managed Risk
Futures contracts	$—	$—	$4,594	$—	$—	$4,594
Total	$—	$—	$4,594	$—	$—	$4,594

S&P International Managed Risk
Futures contracts	$—	$—	$208,999	$—	$—	$208,999
Total	$—	$—	$208,999	$—	$—	$208,999

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts	$—	$—	$465	$—	$—	$465
Total	$—	$—	$465	$—	$—	$465

S&P 500 Managed Risk
Futures contracts	$—	$—	$(1,644)	$—	$—	$(1,644)
Total	$—	$—	$(1,644)	$—	$—	$(1,644)

S&P 600 Managed Risk
Futures contracts	$—	$—	$1,884	$—	$—	$1,884
Total	$—	$—	$1,884	$—	$—	$1,884

S&P EM 100 & Managed Risk
Futures contracts	$—	$—	$(5,673)	$—	$—	$(5,673)
Total	$—	$—	$(5,673)	$—	$—	$(5,673)

S&P International Managed Risk
Futures contracts	$—	$—	$5,886	$—	$—	$5,886
Total	$—	$—	$5,886	$—	$—	$5,886

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

	S&P 400 Managed Risk	S&P 500 Managed Risk	S&P 600 Managed Risk	S&P EM 100 & Managed Risk	S&P International Managed Risk
Futures contracts:
Average notional value of contracts — long	$258,016	$1,222,380	$162,330	$290,037	$1,980,749

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Market risk: The market values of a Fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance.

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

Passive strategy/index risk: A Fund is managed with a passive investment strategy, attempting to track the performance of a rules based index of securities, regardless of the current or projected performance of the Underlying Index or of the actual securities comprising the Underlying Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, a Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Underlying Index and, consequently, the performance, volatility, and risk of a Fund.

Index tracking risk: While the sub-adviser seeks to track the performance of an Underlying Index (i.e., achieve a high degree of correlation with the Underlying Index), a Fund’s return may not match the return of the Underlying Index. When utilizing either a replication or sampling strategy, a Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities and engaging in derivatives transactions. In addition, a Fund may not be fully invested at times, generally as a result of cash flows into or out of a Fund. The sub-adviser may attempt to replicate the Underlying Index return through a sampling strategy, which involves investing in fewer than all of the securities in the Underlying Index, or in some securities not included in the Underlying Index, potentially increasing the risk of divergence between a Fund’s return and that of the Underlying Index. To the extent a Fund employs a sampling strategy, an adverse development affecting an issuer of a security held by a Fund could result in a greater decline in NAV than would be the case if a Fund used a full replication strategy and held all of the securities in the Underlying Index. In addition, due to the potential for frequent rebalancing of the Underlying Index, there is greater risk that a Fund may not implement all changes to a Fund’s portfolio necessary to track exactly the performance of the Underlying Index.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM is an affiliate of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily average net assets at the following rates:

Fund	Rate
S&P 400 Managed Risk	0.45%
S&P 500 Managed Risk	0.35
S&P 600 Managed Risk	0.45
S&P EM 100 & Managed Risk	0.60
S&P International Managed Risk	0.50

From time to time, TAM may waive all or a portion of its fee. Pursuant to the Management Agreement, TAM has agreed to pay all expenses of the funds, except for: brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; compensation and expenses of the Independent Trustees and the compensation and expenses of the Trust’s interested Trustees who are not directors, officers or employees of TAM, the sub-adviser or principal underwriter, or affiliate of any of the foregoing; compensation and expenses of any counsel to the Independent Trustees, compensation and expenses of the Trust’s chief compliance officer; extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s or a fund’s obligation to indemnify others; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; interest and taxes of any kind or nature (including, but not limited to, income,

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

excise, transfer and withholding taxes) and any governmental fees levied against the Trust or a fund; any fees and expense related to the provision of securities lending services; costs, including interest expenses and loan commitment fees, of borrowing money; and the management fee payable to TAM.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, however, the Distribution Plan has not yet been implemented. Under the Distribution Plan, payments at an annual rate of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of capital shares. The implementation of any such payments would be approved by the Board prior to implementation.

The Trust has entered into a distribution agreement with Foreside Fund Services, LLC as the Funds’ distributor. The Distributor will not distribute Fund shares in less than creation units, and does not maintain a secondary market in Fund shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of Fund shares.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding in-kind transactions and short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
S&P 400 Managed Risk	$66,182,059	$206,694,649	$68,695,723	$204,311,218
S&P 500 Managed Risk	121,873,085	69,126,465	117,862,163	84,585,581
S&P 600 Managed Risk	20,921,491	193,844,414	18,943,647	193,959,033
S&P EM 100 & Managed Risk	50,721,523	180,028,134	68,607,583	162,031,835
S&P International Managed Risk	56,650,010	28,534,752	40,923,617	36,555,052

For the year ended December 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales are as follows. Funds not listed in the subsequent table do not have in-kind purchases or in-kind sales during the year.

Fund	In-Kind Purchases	In-Kind Sales
S&P 400 Managed Risk	$—	$4,972,225
S&P 500 Managed Risk	111,898,308	126,275,738
S&P 600 Managed Risk	2,719,056	2,689,197
S&P International Managed Risk	—	14,251,913

10. CAPITAL SHARE TRANSACTIONS

The funds will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. In-kind sales are reflected as in-kind redemptions within the Statements of Operations.

Individual capital shares may only be purchased and sold on a national securities exchange, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because capital shares trade at market prices rather than at NAV, capital shares may trade at a price greater than NAV (premium) or less than NAV (discount). Transactions in capital shares for each Fund are disclosed in detail within the Statements of Changes in Net Assets.

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, forward contracts mark to market, passive foreign investment company inclusions and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to redemptions in-kind and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings
S&P 400 Managed Risk	$2,204,037	$(2,204,037)
S&P 500 Managed Risk	52,474,612	(52,474,612)
S&P 600 Managed Risk	1,259,666	(1,259,666)
S&P EM 100 & Managed Risk	(77,268)	77,268
S&P International Managed Risk	5,002,542	(5,002,542)

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
S&P 400 Managed Risk	$82,378,691	$19,040,700	$(769,745)	$18,270,955
S&P 500 Managed Risk	367,027,116	86,451,563	(1,204,190)	85,247,373
S&P 600 Managed Risk	37,071,141	7,027,361	(625,968)	6,401,393
S&P EM 100 & Managed Risk	43,231,006	6,208,127	(1,380,277)	4,827,850
S&P International Managed Risk	156,964,875	30,789,778	(4,335,338)	26,454,440

As of December 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
S&P 400 Managed Risk	$3,845,761	$6,777,951
S&P 500 Managed Risk	—	4,650,308
S&P 600 Managed Risk	3,740,686	4,012,395
S&P EM 100 & Managed Risk	3,489,345	78,558
S&P International Managed Risk	—	26,272,398

During the year ended December 31, 2021, the capital loss carryforwards utilized are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized.

Fund	Capital Loss Carryforwards Utilized
S&P 400 Managed Risk	$2,769,635
S&P 600 Managed Risk	686,876
S&P International Managed Risk	315,853

Transamerica ETF Trust	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

	2021 Distributions Paid From:			2020 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
S&P 400 Managed Risk	$732,505	$—	$—	$407,034	$—	$—
S&P 500 Managed Risk	4,250,010	—	—	3,348,511	—	—
S&P 600 Managed Risk	263,002	—	—	109,028	—	—
S&P EM 100 & Managed Risk	838,002	—	—	421,586	—	—
S&P International Managed Risk	5,100,007	—	—	1,169,430	—	—

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
S&P 400 Managed Risk	$—	$—	$(10,623,712)	$—	$—	$18,270,955
S&P 500 Managed Risk	24,229	—	(4,650,308)	—	—	85,247,373
S&P 600 Managed Risk	45,229	—	(7,753,081)	—	—	6,401,393
S&P EM 100 & Managed Risk	14,550	—	(3,567,903)	—	—	4,827,748
S&P International Managed Risk	1,993	—	(26,272,398)	—	—	26,464,498

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Funds’ financial statements.

Transamerica ETF Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica ETF Trust (the “Trust”) (comprising DeltaShares ® S&P 400 Managed Risk ETF, DeltaShares ® S&P 500 Managed Risk ETF, DeltaShares ® S&P 600 Managed Risk ETF, DeltaShares ® S&P EM 100 & Managed Risk ETF and DeltaShares ® S&P International Managed Risk ETF (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Transamerica ETF Trust at December 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Transamerica ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
DeltaShares ® S&P 400 Managed Risk ETF DeltaShares ® S&P 500 Managed Risk ETF DeltaShares ® S&P 600 Managed Risk ETF DeltaShares ® S&P International Managed Risk ETF	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the four years in the period ended December 31, 2021 and the period from July 31, 2017 (commencement of operations) through December 31, 2017
DeltaShares ® S&P EM 100 & Managed Risk ETF	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the two years in the period ended December 31, 2021 and the period from March 20, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica ETF Trust	Annual Report 2021

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended December 31, 2021, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
S&P 400 Managed Risk	$732,505
S&P 500 Managed Risk	4,250,010
S&P 600 Managed Risk	263,002
S&P EM 100 & Managed Risk	838,002
S&P International Managed Risk	4,110,549

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
S&P 400 Managed Risk	100%
S&P 500 Managed Risk	100
S&P 600 Managed Risk	92

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
S&P EM 100 & Managed Risk	$910,378	$114,324
S&P International Managed Risk	4,690,642	315,050

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

Transamerica ETF Trust	Annual Report 2021

Management of the Trust

Board Members and Officers

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the Investment Manager and the sub-advisers.

The Funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 118 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TF, TST or TAAVF. TF, TST and TAAVF are overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations at least for the past five years (their titles may have varied during that period), the number of funds in Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2017

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

				118	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica ETF Trust	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016) and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

INDEPENDENT BOARD MEMBERS
James S. Parsons (64)	Trustee	Since 2017	Retired 2009; Advisory Board Member; Osprey Funds, LLC (2021 – present).	5
Francis J. Enderle (56)	Trustee	Since 2017	Consultant, Lattice Strategies/Hartford Funds (2014 – present); and Advisory Board Member, Smart Portfolio Strategies Ltd. (2020 – present).	5	Chair, BlackRock Canada Independent Review Committee (2010 – 2017); Director, WineInStyle (Japan) (2006 – 2017)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica ETF Trust	Annual Report 2021

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2017	See Interested Board Members Table Above.
Timothy J. Bresnahan (53)	Chief Legal Officer and Secretary	Since 2021

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

Assistant Secretary, TF, TST and TAAVF (2020 – present);

and Senior Counsel, TAM (2008 – present).

Thomas R. Wald (61)	Chief Investment Officer	Since 2017

Chief Investment Officer, TF, TST and TAAVF (2014 – present);

TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Christopher A. Staples, CFA (51)	Vice President and Chief Investment Officer	Since 2017

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Transamerica ETF Trust	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)			Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”); and Registered Representative, TFA (2005 – present).
Francine J. Rosenberger (54)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Vincent J. Toner (51)	Vice President and Treasurer	Since 2017

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica ETF Trust	Annual Report 2021

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica ETF Trust’s proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-316-8077 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-316-8077; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.deltashares.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica ETF Trust’s Annual Report, the Transamerica ETF Trust’s Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, the Trust will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-316-8077, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Premium/Discount Information

Information about differences between the per share net asset value of each Fund and the closing price of shares of each Fund are available, without charge, at www.deltashares.com.

Transamerica ETF Trust	Annual Report 2021

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-316-8077 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica ETF Trust	Annual Report 2021

Customer Service: 1-888-316-8077

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Foreside Fund Services, LLC

www.deltashares.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

The Transamerica ETF Trust is advised by Transamerica Asset Management, Inc. and distributed by Foreside Fund Services, LLC., Member of FINRA

1971436 12/21

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Francis J. Enderle is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Mr. Enderle is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Enderle as “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2021	2020
(a)	Audit Fees	$229	$113
(b)	Audit Related Fees(1)	$0	$0
(c)	Tax Fees(2)	$29	$28
(d)	All Other Fees(3)	$11	$11

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-IA filing of the funds comprising the Registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2021 and 2020 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934 comprised of the following individuals: James S. Parson and Francis J. Enderle.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not Applicable.

(a)(4)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica ETF Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 3, 2022

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date:	March 3, 2022

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer